                                    NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

                                                  Issuing Entity

                                              WELLS FARGO BANK, N.A.

                                             Securities Administrator

                                                        and

                                               THE BANK OF NEW YORK

                                                 Indenture Trustee

                                           _____________________________

                                                     INDENTURE

                                             Dated as of July 12, 2007

                                           _____________________________

                                         ASSET-BACKED NOTES, SERIES 2007-1

                                                 ________________

                                                 TABLE OF CONTENTS

Section                                                                                                        Page
                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.01.        Definitions..................................................................................2

Section 1.02.        Incorporation by Reference of Trust Indenture Act............................................2

Section 1.03.        Rules of Construction........................................................................2

                                                    ARTICLE II

                                          ORIGINAL ISSUANCE OF THE NOTES

Section 2.01.        Form.........................................................................................4

Section 2.02.        Execution, Authentication and Delivery.......................................................4

Section 2.03.        Authorization to Enter into the Interest Rate Cap Agreement and the Interest Rate Swap
                     Agreement....................................................................................5

                                                    ARTICLE III

                                                     COVENANTS

                                                    ARTICLE IV

                                THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.        The Notes...................................................................................24

Section 4.02.        Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note

                                                     ARTICLE V

                                               DEFAULT AND REMEDIES

                                                    ARTICLE VI

                              THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

                                                    ARTICLE VII

                                          NOTEHOLDERS' LISTS AND REPORTS

                                                   ARTICLE VIII

                                       ACCOUNTS, DISBURSEMENTS AND RELEASES

                                                    ARTICLE IX

                                              SUPPLEMENTAL INDENTURES

                                                     ARTICLE X

                                                   MISCELLANEOUS

Section 10.04.       Notices etc., to Indenture Trustee, Securities Administrator, Issuing Entity and Rating

EXHIBITS

Exhibit A-1                  Form of Class A Note
Exhibit A-2                  Form of Class M Note
Exhibit B                    Mortgage Loan Schedule
Exhibit C                    Interest Rate Swap Agreement
Exhibit D                    Interest Rate Cap Agreement

Appendix A                   Definitions

                  This Indenture,  dated as of July 12, 2007, is entered into among Newcastle  Mortgage  Securities
Trust 2007-1,  a Delaware  statutory  trust, as Issuing Entity (the "Issuing  Entity"),  Wells Fargo Bank,  N.A., a
national banking  association,  as Securities  Administrator (the "Securities  Administrator",  which term includes any  successor  Securities  Administrator  under  the  Indenture")  and The Bank of New  York,  a New York  banking corporation, as Indenture Trustee (the "Indenture Trustee").

                                                 WITNESSETH THAT:

                  Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and ratable benefit of the Holders of the Issuing Entity's Asset-Backed Notes, Series 2007-1 (the "Notes").

                                                  GRANTING CLAUSE

                  The Issuing  Entity hereby  Grants to the  Indenture  Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuing Entity's right,  title and interest,  whether now owned or hereafter  acquired,  in, to and under (a) the  Mortgage  Loans,  Qualified  Substitute  Mortgage  Loans and the
proceeds  thereof;  (b) all funds on deposit from time to time in the Collection  Account allocable to the Mortgage
Loans  excluding  any  investment  income from such funds;  (c) all funds on deposit  from time to time in the Note
Account and in all proceeds thereof;  (d) all rights under (i) the Assignment  Agreement as assigned to the Issuing
Entity,  (ii) the Sale and  Servicing  Agreement,  (iii) any title,  hazard and  primary  insurance  policies  with respect to the Mortgaged  Properties,  (iv) the rights with respect to the Interest Rate Swap Agreement and (v) the rights with respect to the Interest Rate Cap  Agreement;  (e) all present and future  claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments  on or under,  and all  proceeds  of every kind and nature  whatsoever in respect of, any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion  thereof,  voluntary or  involuntary,  into cash or other liquid property,  all cash proceeds,  accounts,  accounts  receivable,  notes, drafts,  acceptances,  checks, deposit  accounts,  rights to  payment of any and every  kind,  and other  forms of  obligations  and  receivables, instruments  and other property which at any time  constitute all or part of or are included in the proceeds of any of the  foregoing  and (f) all other  property  of the  Issuing  Entity  (collectively,  the "Trust  Estate" or the
"Collateral").

                  The  foregoing  Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes,  equally and ratably without prejudice,  priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The  Indenture  Trustee,  as trustee on behalf of the  Holders  of the Notes,  acknowledges  such
Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and each of the Indenture
Trustee  and the  Securities  Administrator  agree to perform  their  respective  duties as  Indenture  Trustee and
Securities Administrator as required herein.

                                                     ARTICLE I

                                                    DEFINITIONS

                  Section 1.01.     Definitions.

                  For all purposes of this Indenture,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings assigned to such terms in the Definitions  attached hereto as Appendix A which is incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02.     Incorporation by Reference of Trust Indenture Act.

                  Whenever  this  Indenture  refers to a provision  of the Trust  Indenture  Act (the  "TIA"),  the provision is incorporated  by reference in and made a part of this Indenture.  The following TIA terms used in this
Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "Indenture Securities" means the Notes.

                  "Indenture Security Holder" means a Noteholder.

                  "Indenture to be Qualified" means this Indenture.

                  "Indenture Trustee" or "Institutional Trustee" means the Indenture Trustee.

                  "Obligor"  on the  indenture  securities  means the Issuing  Entity and any other  obligor on the indenture securities.

                  All  other  TIA  terms  used in this  Indenture  that  are  defined  by the TIA,  defined  by TIA reference  to another  statute  or  defined by  Commission  rules and have the  meanings  assigned  to them by such definitions.

                  Section 1.03.     Rules of Construction.

                  Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii)     an accounting  term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v)      words  in the  singular  include  the  plural  and  words  in  the  plural  include  the singular;  and

                  (vi)     any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or  in  any instrument or certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to time  amended,  modified  or  supplemented  and  includes  (in the case of  agreements  or instruments) references to all attachments thereto and instruments  incorporated therein;  references to a
         Person are also to its permitted successors and assigns.

                                                    ARTICLE II

                                          ORIGINAL ISSUANCE OF THE NOTES

                  Section 2.01.     Form.

                  The Notes, together with the Securities Administrator's  certificate of authentication,  shall be in substantially the form set forth in Exhibits A-1 or A-2 to this Indenture,  respectively,  with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                  The  Notes  shall  be  typewritten,   printed,  lithographed  or  engraved  or  produced  by  any combination of these methods (with or without steel engraved borders).

                  The  terms of the  Notes  set forth in  Exhibits  A-1 and A-2 to this  Indenture  are part of the terms of this  Indenture.  To the extent the Notes and the terms of the  Indenture are  inconsistent,  the terms of the Indenture shall control.

                  Section 2.02.     Execution, Authentication and Delivery.

                  The Notes shall be executed on behalf of the Issuing  Entity by any of its  Authorized  Officers.
The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile  signature of individuals  who were at any time  Authorized
Officers of the Issuing  Entity shall bind the Issuing  Entity,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The  Securities  Administrator  shall upon Issuing Entity  Request  authenticate  and deliver the
Notes for original issue in an aggregate  initial  principal amount of  $1,036,250,000.  The Classes of Notes shall have the following Initial Note Balances:

                                 Class              Initial Note Balance
                              ____________________________________________
                                 1-A-1             $       370,224,000
                                 2-A-1             $       285,332,000
                                 2-A-2             $        27,683,000
                                 2-A-3             $        77,257,000
                                 2-A-4             $        39,130,000
                                  M-1              $        42,429,000
                                  M-2              $        41,341,000
                                  M-3              $        25,022,000
                                  M-4              $        22,846,000
                                  M-5              $        21,215,000
                                  M-6              $        18,495,000
                                 M-7-A             $         5,000,000
                                 M-7-B             $        12,407,000
                                 M-8-A             $         3,500,000
                                 M-8-B             $        12,275,000
                                  M-9              $        14,143,000
                                  M-10             $        17,951,000

                  Each of the Notes  shall be dated the date of its  authentication.  The Notes  shall be  issuable as  registered  Notes and the Notes  shall be  issuable  in the  minimum  initial  Note  Balances of $25,000 and in integral  multiples  of $1 in  excess  thereof;  provided  that  the  Notes  must be  purchased  in  minimum  total investments of $100,000 per class.

                  No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose,  unless there appears on such Note a certificate of authentication  substantially in the form provided for herein executed by the Securities  Administrator by the manual signature of one of its authorized signatories,  and such certificate upon any Note shall be conclusive  evidence,  and the only evidence,  that such Note has been duly authenticated and delivered hereunder.

                  Section 2.03.     Authorization  to Enter into the Interest  Rate Cap Agreement and the Interest
                                    Rate Swap Agreement.

                  The  Securities  Administrator  is hereby  directed to perform the Issuing  Entity's  obligations under the Interest Rate Cap Agreement  and the Interest  Rate Swap  Agreement,  exercise the rights and perform the obligations  on behalf  of Party B (each as  defined  therein)  and not in its  individual  capacity.  The  Issuing
Entity  acknowledges  and  agrees  that  (i)  the  Securities  Administrator  shall  perform  the  Owner  Trustee's obligations  under the Interest Rate Cap Agreement and the Interest Rate Swap  Agreement on behalf of Party B (each as defined  therein) and (ii) the Securities  Administrator  shall exercise the rights and perform the  obligations of Party B  thereunder,  solely in its capacity as Securities  Administrator  on behalf of Party B (each as defined therein) and not in its individual capacity.

                  Every  provision of this Indenture  affording  protection to the Securities  Administrator  shall apply to the  Securities  Administrator's  delivery of the Interest  Rate Cap  Agreement and the Interest Rate Swap
Agreement and the performance of its duties and satisfaction of its obligations thereunder.

                                                    ARTICLE III

                                                     COVENANTS

                  Section 3.01.     Collection of Payments with respect to the Mortgage Loans.

                  The Securities  Administrator  shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Account.

                  Section 3.02.     Maintenance of Office or Agency.

                  The  Issuing  Entity  will  maintain  an office or  agency  where,  subject  to  satisfaction  of conditions set forth herein,  Notes may be surrendered for registration of transfer or exchange,  and where notices and demands to or upon the Issuing  Entity in respect of the Notes and this  Indenture  may be served.  The Issuing
Entity hereby initially  appoints the Securities  Administrator  to serve as its agent for the foregoing  purposes.
If at any time the Issuing  Entity  shall fail to  maintain  any such office or agency or shall fail to furnish the
Indenture  Trustee  with  the  address  thereof,  such  surrenders  may be made  at the  office  designated  by the
Securities Administrator for such purpose.

                  Section 3.03.     Money for Payments To Be Held in Trust; Paying Agent.

                  As provided in Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn from the Note Account  pursuant to Section 3.01 shall be made on behalf of the Issuing  Entity by the  Securities  Administrator  or by the Paying Agent,  and no amounts so withdrawn from the Note  Account  for  payments  of Notes  shall be paid over to the  Issuing  Entity  except as  provided in this
Section 3.03.  The Issuing Entity hereby appoints the Securities Administrator as its Paying Agent.

                  The   Securities   Administrator   will  cause  each  Paying  Agent  other  than  the  Securities
Administrator  to execute and deliver to the  Securities  Administrator  an  instrument  in which such Paying Agent shall agree with the Securities  Administrator (and if the Securities  Administrator acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                           (i)      hold all sums held by it for the  payment  of amounts  due with  respect to the
                  Notes in trust for the benefit of the Persons  entitled  thereto until such sums shall be paid to such  Persons or  otherwise  disposed of as herein  provided and pay such sums to such Persons as herein provided;

                           (ii)     give the Securities  Administrator  notice of any default by the Issuing Entity of which it has actual  knowledge  in the making of any payment  required to be made with respect to the Notes;

                           (iii)    at any time  during  the  continuance  of any such  default,  upon the  written request of the Securities  Administrator,  forthwith pay to the Securities Administrator all sums so held in trust by such Paying Agent;

                           (iv)     immediately  resign  as  Paying  Agent  and  forthwith  pay to  the  Securities
                  Administrator  all sums held by it in trust for the  payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                           (v)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

                           (vi)     not commence a bankruptcy  proceeding  against the Issuing Entity in connection with this Indenture.

                  The Issuing Entity may at any time, for the purpose of obtaining the  satisfaction  and discharge of this  Indenture  or for any other  purpose,  by Issuing  Entity  Request  direct any Paying  Agent to pay to the
Securities  Administrator  all sums held in trust by such  Paying  Agent,  such  sums to be held by the  Securities
Administrator  upon the same  trusts as those upon  which the sums were held by such  Paying  Agent;  and upon such payment by any Paying Agent to the Securities  Administrator,  such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to  applicable  laws with respect to escheat of funds,  any money held by the  Securities
Administrator  or any  Paying  Agent in trust  for the  payment  of any  amount  due with  respect  to any Note and remaining  unclaimed for one year after such amount has become due and payable shall be discharged  from such trust and be paid to the Issuing Entity on Issuing Entity Request;  and the Holder of such Note shall  thereafter,  as an unsecured  general  creditor,  look only to the Issuing  Entity for payment  thereof (but only to the extent of the amounts so paid to the Issuing  Entity),  and all liability of the  Securities  Administrator  or such Paying Agent with respect to such trust money shall thereupon cease;  provided,  however,  that the Securities  Administrator or such Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the
Issuing Entity cause to be published once, in an Authorized  Newspaper  published in the English  language,  notice that such money remains  unclaimed and that,  after a date  specified  therein which shall not be less than 30 days from the date of such  publication,  any  unclaimed  balance  of such money  then  remaining  will be repaid to the
Issuing  Entity.  The  Securities  Administrator  may also adopt and employ,  at the expense and  direction  of the
Issuing  Entity,  any other  reasonable  means of notification  of such repayment  (including,  but not limited to, mailing  notice of such  repayment  to Holders  whose  Notes have been  called  but have not been  surrendered  for redemption  or whose  right to or interest  in monies due and  payable  but not  claimed is  determinable  from the records  of the  Securities  Administrator  or of any  Paying  Agent,  at the last  address of record for each such
Holder).

                  Section 3.04.     Existence.

                  The Issuing Entity will keep in full effect its  existence,  rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes,  or any successor  Issuing Entity hereunder is or becomes,  organized  under the laws of any  other  state or of the  United  States of  America,  in which  case the
Issuing  Entity  will keep in full  effect  its  existence,  rights  and  franchises  under the laws of such  other jurisdiction)  and will obtain and preserve its  qualification  to do business in each  jurisdiction  in which such qualification  is or shall be necessary to protect the validity and  enforceability  of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

                  Section 3.05.     Payment of Principal and Interest.

                  (a)      On each  Payment Date from  amounts on deposit in the Note  Account in  accordance  with
Section 8.02 hereof,  the  Securities  Administrator  shall pay (i) to the Swap  Provider,  any Net Swap Payment or
Swap  Termination  Payment (other than any Swap Termination  Payment  resulting from a Swap Provider Trigger Event)
owed to the Swap Provider and (ii) to the Persons  specified below, to the extent provided  therein,  the Available
Funds for such Payment Date in the following order of priority:

                  (A)      On each  Payment  Date,  the Group 1 Interest  Remittance  Amount for such  Payment Date will be distributed by the Securities Administrator as follows:

                  first,  to the Class  1-A-1  Notes,  the Class  Monthly  Interest  Amount and any Class  Interest
         Carryover Shortfall for such class and such Payment Date;

                  second,  to the extent not paid  pursuant to priority (B) below,  to the Class 2-A-1  Notes,  the
         Class 2-A-2 Notes,  the Class 2-A-3 Notes and the Class 2-A-4 Notes,  the related Class  Monthly  Interest
         Amount and any related  Class  Interest  Carryover  Shortfall  for each such class and that Payment  Date, allocated  among each such class of notes on a pro rata basis based on each note's Class Monthly  Interest
         Amount and Class Interest Carryover Shortfall;

                  (B)      On each  Payment  Date,  the Group 2 Interest  Remittance  Amount for such  Payment Date will be distributed as follows:

                  first,  to the Class  2-A-1  Notes,  the Class 2-A-2  Notes,  the Class 2-A-3 Notes and the Class
         2-A-4  Notes,  the  related  Class  Monthly  Interest  Amount and any  related  Class  Interest  Carryover
         Shortfall  for each such class and that Payment  Date,  allocated  among each such class of notes on a pro rata basis based on each note's Class Monthly Interest Amount and Class Interest Carryover Shortfall;

                  second,  to the extent not paid  pursuant to priority (A) above,  to the Class 1-A-1  Notes,  the
         Class Monthly Interest Amount and any Class Interest  Carryover  Shortfall for such class and such Payment
         Date;

                  (C)      On each Payment Date,  the Interest  Remittance  Amount  remaining for such Payment Date will be distributed as follows:

                  first,  sequentially,  to the Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6,
         Class M-7 (allocated among the Class M-7 Notes,  pro rata based on their respective Note Balances),  Class
         M-8 (allocated  among the Class M-8 Notes,  pro rata based on their  respective Note Balances),  Class M-9 and M-10 Notes,  in that order,  the Class  Monthly  Interest  Amount for each such class and that Payment
         Date;

                  (D)      On each Payment  Date,  (1) prior to the Stepdown  Date or (2) on which a Trigger  Event is in effect, concurrently as follows:

                           (i)      from the Group 1 Principal Remittance Amount,

                  first,  to the Class 1-A-1  Notes,  the Group 1 Principal  Distribution  Amount for that  Payment
         Date  (excluding any  Overcollateralization  Increase  Amount  included  therein),  until the Note Balance thereof has been reduced to zero;

                  second and following the payments  pursuant to priority (D)(ii) below,  sequentially to the Class
         2-A-1 Notes,  the Class 2-A-2 Notes,  the Class 2-A-3 Notes and the Class 2-A-4 Notes, in that order,  the remaining  Group 1 Principal  Distribution  Amount  (excluding any  Overcollateralization  Increase Amount included  therein) in reduction of the Note  Balances,  until the Note Balances  thereof have been reduced to zero;  provided,  that  notwithstanding  the foregoing  order of priority,  if on any Payment Date, the aggregate  Note  Balance of the  Subordinate  Notes as of the day prior to such  Payment  Date is equal to zero and the  Overcollateralization  Amount for the prior Payment Date is equal to zero,  then such amount shall be paid to the Group 2 Notes, pro rata, based on their respective Note Balances;

                  (ii)     from the Group 2 Principal Remittance Amount,

                  first,  sequentially to the Class 2-A-1 Notes,  the Class 2-A-2 Notes,  the Class 2-A-3 Notes and
         the  Class  2-A-4  Notes,  in that  order,  the  Group 2  Principal  Distribution  Amount  (excluding  any
         Overcollateralization  Increase  Amount  included  therein) in reduction of the Note  Balances,  until the
         Note Balances thereof have been reduced to zero;  provided,  that  notwithstanding  the foregoing order of priority,  if on any Payment  Date,  the  aggregate  Note Balance of the  Subordinate  Notes as of the day
         prior to such Payment  Date is equal to zero and the  Overcollateralization  Amount for the prior  Payment
         Date is equal to zero,  then such amount  shall be paid to the  Group 2  Notes,  pro rata,  based on their respective Note Balances;

                  second and following the payments  pursuant to priority  (D)(i) above,  to the Class 1-A-1 Notes, the remaining Group 2 Principal Distribution Amount (excluding any  Overcollateralization  Increase Amount included therein) for that Payment Date, until the Note Balance thereof has been reduced to zero;

                  (iii)    from the Principal  Remittance Amount remaining,  sequentially,  to the Class M-1, Class
         M-2, Class M-3, Class M-4,  Class M-5,  Class M-6,  Class M-7  (allocated  among the Class M-7 Notes,  pro rata based on their  respective Note Balances),  Class M-8 (allocated  among the Class M-8 Notes, pro rata based on their  respective  Note  Balances),  Class  M-9 and M-10  Notes,  in that  order,  the  Principal
         Distribution Amount remaining  (excluding any  Overcollateralization  Increase Amount included therein) in reduction of the Note Balances, until the Note Balances thereof have been reduced to zero;

                  (E)      On each  Payment  Date,  (1) on or after  the  Stepdown  Date or (2) on which a  Trigger
         Event is not in effect, concurrently as follows:

                  (i)      from the Group 1 Principal Remittance Amount,

                  first,  to the Class  1-A-1  Notes,  the Group 1 Senior  Principal  Distribution  Amount for that
         Payment Date, until the Note Balance thereof has been reduced to zero;

                  second and following the payments  pursuant to priority (E)(ii) below,  sequentially to the Class
         2-A-1 Notes,  the Class 2-A-2 Notes,  the Class 2-A-3 Notes and the Class 2-A-4 Notes, in that order,  the
         Group 2 Senior Principal  Distribution  Amount  remaining unpaid in reduction of the Note Balances,  until the Note Balances thereof have been reduced to zero;  provided,  that  notwithstanding the foregoing order of priority,  if on any Payment Date,  the aggregate Note Balance of the  Subordinate  Notes as of the day
         prior to such Payment  Date is equal to zero and the  Overcollateralization  Amount for the prior  Payment
         Date is equal to zero,  then such amount  shall be paid to the  Group 2  Notes,  pro rata,  based on their respective Note Balances;

                  (ii)     from the Group 2 Principal Remittance Amount,

                  first,  sequentially to the Class 2-A-1 Notes,  the Class 2-A-2 Notes,  the Class 2-A-3 Notes and
         the Class 2-A-4 Notes, in that order,  the Group 2 Senior  Principal  Distribution  Amount in reduction of the  Note  Balances,  until  the  Note  Balances  thereof  have  been  reduced  to  zero;  provided,  that notwithstanding  the foregoing  order of priority,  if on any Payment Date,  the aggregate Note Balance of
         the   Subordinate   Notes  as  of  the  day  prior  to  such  Payment  Date  is  equal  to  zero  and  the
         Overcollateralization  Amount for the prior Payment Date is equal to zero,  then such amount shall be paid to the Group 2 Notes, pro rata, based on their respective Note Balances;

                  second and following the payments  pursuant to priority  (E)(i) above,  to the Class 1-A-1 Notes, the Group 1 Senior  Principal  Distribution  Amount remaining unpaid for that Payment Date, until the Note
         Balance thereof has been reduced to zero;

                  (iii)    from the Principal Remittance Amount remaining, as follows first,  to the Class M-1 Notes,  the Class M-1  Principal  Distribution  Amount for such  Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  second,  to the Class M-2 Notes,  the Class M-2  Principal  Distribution  Amount for such Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  third,  to the Class M-3 Notes,  the Class M-3  Principal  Distribution  Amount for such  Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  fourth,  to the Class M-4 Notes,  the Class M-4  Principal  Distribution  Amount for such Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  fifth,  to the Class M-5 Notes,  the Class M-5  Principal  Distribution  Amount for such  Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  sixth,  to the Class M-6 Notes,  the Class M-6  Principal  Distribution  Amount for such  Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  seventh,  to the Class M-7 Notes,  the Class M-7 Principal  Distribution  Amount for such Payment
         Date (allocated among the Class M-7 Notes,  pro rata based on their  respective Note Balances),  until the
         Note Balances thereof has been reduced to zero;

                  eighth,  to the Class M-8 Notes,  the Class M-8  Principal  Distribution  Amount for such Payment
         Date (allocated among the Class M-8 Notes,  pro rata based on their  respective Note Balances),  until the
         Note Balances thereof have been reduced to zero;

                  ninth,  to the Class M-9 Notes,  the Class M-9  Principal  Distribution  Amount for such  Payment
         Date, until the Note Balance thereof has been reduced to zero; and

                  tenth,  to the Class M-10 Notes,  the Class M-10 Principal  Distribution  Amount for such Payment
         Date, until the Note Balance thereof has been reduced to zero;

                  (F)      From the Available Funds remaining for such Payment Date as follows:

                  first,  to the Notes,  the  Overcollateralization  Increase  Amount for such Payment Date, in the following order of priority:

                           (i)      the Group 1 Allocation Percentage of the Overcollateralization  Increase Amount
                  to the Group 1 Notes in reduction of the Note  Balance,  until the Note Balance  thereof has been reduced to zero;

                           (ii)     the Group 2 Allocation Percentage of the Overcollateralization  Increase Amount
                  to the Group 2 Notes  (allocated  among such notes in the order of  priority  set forth in clause
                  (D) above) in reduction of the Note Balance,  until the Note  Balances  thereof have been reduced to zero;

                           (iii)    any remaining  Overcollateralization  Increase Amount, pro rata, to the Group 1
                  Notes and Group 2 Notes then  entitled to principal in reduction of the Note  Balance,  until the
                  Note Balances thereof have been reduced to zero;

                           (iv)     any remaining  Overcollateralization Increase Amount sequentially, to the Class
                  M-1, Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7  (allocated  among the
                  Class M-7 Notes,  pro rata based on their  respective Note Balances),  Class M-8 (allocated among the Class M-8  Notes,  pro rata  based on their  respective  Note  Balances),  Class M-9 and M-10
                  Notes,  in that order,  in each case in  reduction of the Note  Balance  thereof,  until the Note
                  Balance thereof has been reduced to zero;

                  second,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
         Class M-7 (allocated among the Class M-7 Notes,  pro rata based on their respective Note Balances),  Class
         M-8 (allocated  among the Class M-8 Notes,  pro rata based on their  respective Note Balances),  Class M-9 and M-10 Notes,  in that order,  in each case,  first (a) any related Class Interest  Carryover  Shortfall and then (b) any related Allocated Realized Loss Amount;

                  third,  concurrently  and pro rata based on the related Basis Risk  Shortfall  Amount due to each group,  (i) to the Class 1-A-1  Notes,  the related  Basis Risk  Shortfall  Amount and (ii) to the Group 2
         Notes, pro rata among the Group 2 Notes, the related Basis Risk Shortfall Amount fourth,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
         Class M-7 (allocated among the Class M-7 Notes,  pro rata based on their respective Note Balances),  Class
         M-8 (allocated  among the Class M-8 Notes,  pro rata based on their  respective Note Balances),  Class M-9 and M-10 Notes, in that order, the related Basis Risk Shortfall Amount;

                  fifth,  to the Swap  Provider,  any Swap  Termination  Payments  resulting  from a Swap  Provider
         Trigger event; and

                  sixth, to the Certificate  Paying Agent for deposit in the Certificate  Distribution  Account and distribution pursuant to the Trust Agreement.

                  (b)      On each Payment  Date,  all amounts  representing  Prepayment  Charges in respect of the
Mortgage Loans received  during the related  Prepayment  Period shall be remitted to the  Certificate  Paying Agent for deposit in the Certificate  Distribution Account and distribution pursuant to the Trust Agreement and shall not be available for payment to the Holders of any Class of Notes.

                  (c)      Following  the  foregoing  payments,  an  amount  equal  to  the  amount  of  Subsequent
Recoveries  deposited  into the  Collection  Account  pursuant to Section  3.10(a)(iii)  of the Sale and  Servicing
Agreement  shall be applied to increase the Note Balance of the Class of Notes with the Highest  Priority up to the extent of such  Realized  Losses  previously  unreimbursed  to that Class of Notes  pursuant  to Section  3.29.  An amount equal to the amount of any  remaining  Subsequent  Recoveries  shall be applied to increase the Note Balance of the  Class of Notes  with the next  Highest  Priority,  up to the  amount  of such  Realized  Losses  previously allocated  to that Class of Notes  pursuant  to Section  3.29.  Holders of such Notes will not be  entitled  to any distribution in respect of interest on the amount of such increases for any Interest  Accrual Period  preceding the
Payment Date on which such increase  occurs.  Any such increases  shall be applied to the Note Balance of each Note of such Class in accordance with its respective Percentage Interest.

                  (d)      On each Payment  Date,  after making the  payments of the  Available  Funds as set forth above, the Securities Administrator shall pay the amount on deposit in the Swap Account as follows:

                  first,  concurrently,  to the Class A Notes,  any related Class Monthly Interest Amount and Class
Interest Carryover Shortfall,  pro rata, to the extent remaining unpaid;  provided,  that for this purpose no Notes held by the Seller, the Sponsor or any Affiliate shall receive such distribution;

                  second,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7-A and Class M-8-A Notes,  in that order,  any related Class Monthly  Interest  Amount and Class  Interest
Carryover Shortfall, to the extent remaining unpaid;

                  third,  to the Class A Notes and  Subordinate  Notes  (other than the Class  M-7-B,  Class M-8-B,
Class M-9 and Class M-10 Notes), the  Overcollateralization  Deficiency Amount for such Payment Date, to the extent remaining unpaid;  provided,  that for this purpose no Notes held by the Seller, the Sponsor or any Affiliate shall receive such distribution;

                  fourth,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7-A and Class M-8-A  Notes,  in that order,  any related  Allocated  Realized  Loss  Amount,  to the extent remaining unpaid;

                  fifth,  to the Class A Notes and  Subordinate  Notes  (other than the Class  M-7-B,  Class M-8-B,
Class M-9 and Class M-10 Notes) any related Basis Risk Shortfall Amount to the extent remaining unpaid; and

                  sixth,  any  remaining  amounts to the  Certificate  Paying Agent for deposit in the  Certificate
Distribution Account and distribution pursuant to the Trust Agreement

                  (e)      On each Payment Date, the Securities  Administrator  shall deposit into the Cap Account, amounts if any,  received  from the Cap Provider.  On each Payment  Date,  following the payments on the Notes from amounts on deposit in the Swap  Account as  described  above,  the  Securities  Administrator  will  withdraw  from amounts in the Cap Account to make the following payments in the following order of priority:

                  first,  concurrently,  to the Class A Notes,  any related Class Monthly Interest Amount and Class
Interest Carryover Shortfall,  pro rata, to the extent remaining unpaid;  provided,  that for this purpose no Notes held by the Seller, the Sponsor or any Affiliate shall receive such distribution;

                  second,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7-A and Class M-8-A Notes,  in that order,  any related Class Monthly  Interest  Amount and Class  Interest
Carryover Shortfall, to the extent remaining unpaid;

                  third,  to the Class A Notes and  Subordinate  Notes  (other than the Class  M-7-B,  Class M-8-B,
Class M-9 and Class M-10 Notes), the  Overcollateralization  Deficiency Amount for such Payment Date, to the extent remaining unpaid;  provided,  that for this purpose no Notes held by the Seller, the Sponsor or any Affiliate shall receive such distribution;

                  fourth,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7-A and Class M-8-A  Notes,  in that order,  any related  Allocated  Realized  Loss  Amount,  to the extent remaining unpaid;

                  fifth,  to the Class A Notes and  Subordinate  Notes  (other than the Class  M-7-B,  Class M-8-B,
Class M-9 and Class M-10 Notes) any related Basis Risk Shortfall Amount to the extent remaining  unpaid;  provided, that for this purpose no Notes held by the Seller,  the Sponsor or any Affiliate  shall receive such  distribution;
and

                  sixth,  any  remaining  amounts to the  Certificate  Paying Agent for deposit in the  Certificate
Distribution Account and distribution pursuant to the Trust Agreement

                  (f)      Each  payment  with respect to a  Book-Entry  Note shall be paid to the  Depository,  as
Holder  thereof,  and the Depository  shall be responsible for crediting the amount of such payment to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing  such payment to the Note Owners that it represents and to each indirect  participating brokerage firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.  Each brokerage firm shall be  responsible  for  disbursing  funds to the Note Owners that it  represents.  None of the  Securities
Administrator,  the Indenture  Trustee,  the Note Registrar,  the Paying Agent, the Depositor,  the Servicer or the
Master  Servicer  shall  have any  responsibility  therefor  except as  otherwise  provided  by this  Indenture  or applicable law.

                  (g)      On each Payment Date,  the  Certificate  Paying Agent shall  deposit in the  Certificate
Distribution  Account all amounts it received  pursuant to this Section 3.05 for the purpose of  distributing  such funds pursuant to the Trust Agreement.

                  (h)      Any  installment  of  interest  or  principal,  if  any,  payable  on any  Note  that is punctually  paid or duly provided for by the Issuing  Entity on the applicable  Payment Date shall,  if such Holder shall have so requested at least five  Business  Days prior to the related  Record Date,  be paid to each Holder of record on the preceding  Record Date, by wire transfer to an account  specified in writing by such Holder as of the preceding  Record Date or in all other  cases or if no such  instructions  have been  delivered  to the  Securities
Administrator,  by check to such Noteholder  mailed to such Holder's  address as it appears in the Note Register in the amount  required to be paid to such Holder on such  Payment Date  pursuant to such  Holder's  Notes;  provided, however,  that the Securities  Administrator  shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

                  (i)      The  principal  of each  Note  shall  be due and  payable  in full on the  Final  Stated
Maturity  Date for such  Note.  All  principal  payments  on the Notes  shall be made to the  Noteholders  entitled thereto in accordance  with the  Percentage  Interests  represented  by such Notes.  The  Securities  Administrator shall notify the Person in whose name a Note is  registered  at the close of business on the Record Date  preceding the Final Stated  Maturity Date or other final Payment Date  (including  any final Payment Date  resulting from any redemption  pursuant to Section 8.07 hereof).  Such notice shall to the extent  practicable be mailed no later than five  Business  Days prior to such Final Stated  Maturity  Date or other final  Payment Date and shall specify that payment of the  principal  amount and any interest due with respect to such Note at the Final Stated  Maturity Date or other final  Payment Date will be payable only upon  presentation  and  surrender of such Note and shall specify the place where such Note may be presented and  surrendered  for such final  payment.  No interest  shall accrue on the Notes on or after the Final Stated Maturity Date or any such other final Payment Date.

                  Section 3.06.     Protection of Trust Estate.

                  (a)      The  Issuing  Entity  will from  time to time  prepare,  execute  and  deliver  all such supplements  and  amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i)      maintain or preserve the lien and security  interest (and the priority thereof)
                  of this Indenture or carry out more effectively the purposes hereof;

                           (ii)     perfect,  publish  notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii)    cause the Issuing  Entity,  the Servicer or the Master  Servicer to enforce any of the rights to the Mortgage Loans; or

                           (iv)     preserve and defend  title to the Trust Estate and the rights of the  Indenture
                  Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  (b)      Except as otherwise provided in this Indenture,  the Securities  Administrator shall not remove any portion of the Trust Estate that consists of money or is evidenced by an  instrument,  certificate  or other  writing  from the  jurisdiction  in which it was held at the date of the most  recent  Opinion  of Counsel delivered  pursuant to Section  3.07 hereof (or from the  jurisdiction  in which it was held as  described in the
  Opinion of Counsel  delivered  on the  Closing  Date  pursuant  to Section  3.07(a)  hereof,  or if no Opinion of
  Counsel has yet been delivered  pursuant to Section 3.07(b)  hereof,  unless the Securities  Administrator  shall have first  received  an Opinion of Counsel to the effect  that the lien and  security  interest  created by this
  Indenture  with respect to such property  will  continue to be  maintained  after giving effect to such action or actions).

                  The   Issuing   Entity   hereby   designates   the   Securities   Administrator   its  agent  and
attorney-in-fact  to sign any  financing  statement,  continuation  statement  or other  instrument  required to be signed pursuant to this Section 3.06 upon the Issuing Entity's  preparation  thereof and delivery to the Securities
Administrator.

                  Section 3.07.     Opinions as to Trust Estate.

                  (a)      On the Closing Date,  the Issuing  Entity shall furnish to the  Indenture  Trustee,  the
Securities  Administrator  and the Owner Trustee an Opinion of Counsel  either stating that, in the opinion of such counsel,  such action has been taken with respect to the recording  and filing of this  Indenture,  any  indentures supplemental  hereto,  and any other  requisite  documents,  and with  respect to the  execution  and filing of any financing  statements  and  continuation  statements,  as are necessary to perfect and make  effective the lien and first priority  security  interest in the  Collateral and reciting the details of such action,  or stating that, in the opinion of such counsel,  no such action is necessary to make such lien and first  priority  security  interest effective.

                  (b)      On or before April 15th in each calendar year,  beginning in 2008,  the Issuing  Entity, upon request,  shall furnish to the Indenture  Trustee and the  Securities  Administrator  an Opinion of Counsel at
the expense of the Issuing Entity either  stating that, in the opinion of such counsel,  such action has been taken with respect to the recording,  filing,  re-recording and re-filing of this Indenture,  any indentures supplemental hereto and any other requisite  documents and with respect to the execution and filing of any financing  statements and  continuation  statements  as is  necessary to maintain the lien and first  priority  security  interest in the
Collateral  and  reciting  the details of such action or stating that in the opinion of such counsel no such action is  necessary  to maintain  such lien and  security  interest.  Such  Opinion of Counsel  shall also  describe  the recording,  filing,  re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite  documents and the execution and filing of any financing  statements  and  continuation  statements  that will,  in the opinion of such  counsel,  be required to maintain the lien and security  interest in the  Collateral until December 31st in the following calendar year.

                  Section 3.08.     Performance of Obligations.

                  The Issuing  Entity will  punctually  perform and observe all of its  obligations  and agreements contained in this  Indenture,  the Basic  Documents and in the  instruments  and  agreements  included in the Trust
Estate.

                  The Issuing  Entity may contract with other  Persons to assist it in performing  its duties under this  Indenture,  and any  performance  of such  duties  by a Person  identified  to the  Indenture  Trustee  in an
Officer's Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity.

                  The  Issuing  Entity  will not take any action or permit  any action to be taken by others  which would release any Person from any of such Person's  covenants or  obligations  under any of the documents  relating to the  Mortgage  Loans or under  any  instrument  included  in the  Trust  Estate,  or which  would  result in the amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness of, any of the documents  relating to the Mortgage  Loans or any such  instrument,  except such actions as the Servicer or the Master Servicer is expressly  permitted to take in the Sale and Servicing  Agreement.  The Indenture Trustee
and the  Securities  Administrator  may  exercise  the rights of the  Issuing  Entity to direct the  actions of the
Servicer and/or the Master Servicer pursuant to the Sale and Servicing Agreement.

                  The Issuing  Entity may retain an  administrator  and may enter into contracts with other Persons for the performance of the Issuing  Entity's  obligations  hereunder,  and performance of such  obligations by such
Persons shall be deemed to be performance of such obligations by the Issuing Entity.

                  Section 3.09.     Negative  Covenants.  So long as any Notes are Outstanding,  the Issuing Entity shall not:

                           (i)      except as expressly permitted by this Indenture,  sell,  transfer,  exchange or otherwise dispose of the Trust Estate;

                           (ii)     claim any credit  on, or make any  deduction  from the  principal  or  interest payable in respect of, the Notes (other than amounts  properly  withheld from such payments under the Code) or assert any claim  against any present or former  Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                           (iii)    (A) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the lien of this  Indenture  to be  amended,  hypothecated,  subordinated,  terminated  or discharged,  or permit any Person to be released from any covenants or  obligations  with respect to the Notes under this Indenture  except as may be expressly  permitted  hereby,  (B) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other encumbrance (other than the lien of this  Indenture)  to be  created  on or extend to or  otherwise  arise upon or burden the
                  Trust Estate or any part thereof or any  interest  therein or the proceeds  thereof or (C) permit the lien of this  Indenture not to  constitute a valid first  priority  security  interest in the
                  Trust Estate; or

                           (iv)     waive or impair,  or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuing  Entity's  interest in the  Mortgage  Loans,  the  Assignment
                  Agreement or in any Basic  Document,  if any such action would  materially  and adversely  affect the interests of the Noteholders.

                  Section 3.10.     [Reserved].

                  Section 3.11.     [Reserved.]

                  Section 3.12.     Representations and Warranties Concerning the Mortgage Loans.

                  The Indenture Trustee,  as pledgee of the Mortgage Loans, has the benefit of the  representations and warranties  made by the Originator in the Purchase  Agreement  concerning the Originator and the Mortgage Loans to the same extent as though such  representations  and warranties were made directly to the Indenture Trustee.  If a Responsible  Officer of the Indenture Trustee or the Securities  Administrator has actual knowledge of any breach of any  representation or warranty made by the Originator in the Purchase  Agreement,  the Indenture Trustee or the
Securities  Administrator  shall promptly notify the Originator of such finding and the Originator's  obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                  Section 3.13.     Amendments to Sale and Servicing Agreement.

                  The Issuing Entity  covenants with the Indenture  Trustee and the Securities  Administrator  that it will not enter into any amendment or supplement  to the Sale and Servicing  Agreement  without the prior written consent of the Indenture Trustee and the Securities Administrator.

                  Section 3.14.     Servicer as Agent and Bailee of the Indenture Trustee.

                  Solely for purposes of perfection  under  Section  9-305 of the UCC or other  similar  applicable law,  rule or  regulation of the state in which such  property is held by the  Servicer,  the Issuing  Entity,  the
Indenture  Trustee and the Securities  Administrator  hereby  acknowledge  that the Servicer is acting as bailee of the Indenture  Trustee in holding  amounts on deposit in the Collection  Account,  as well as its bailee in holding any related documents  released to the Servicer,  and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the Servicer's  acceptance of such bailee  arrangement,  the Indenture Trustee,  as a secured party of the Mortgage Loans, will be deemed to have possession  of such related  documents,  such monies and such other items for purposes of Section  9-305 of the UCC of the state in which such  property is held by the  Servicer.  Neither the  Indenture  Trustee nor the  Securities
Administrator shall be liable with respect to such documents, monies or items while in possession of the Servicer.

                  Section 3.15.     Investment Company Act.

                  The Issuing  Entity  shall not become an  "investment  company" or be under the  "control"  of an
"investment  company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or  amendatory  statute),  and the rules and  regulations  thereunder  (taking  into  account  not only the general definition  of the term  "investment  company"  but also any  available  exceptions  to such  general  definition);
provided,  however,  that the  Issuing  Entity  shall be in  compliance  with this  Section  3.15 if it shall  have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

                  Section 3.16.     Issuing Entity May Consolidate, etc.

                  (a)      The  Issuing  Entity  shall not  consolidate  or merge  with or into any  other  Person, unless:

                           (i)      the Person (if other  than the  Issuing  Entity)  formed by or  surviving  such consolidation  or merger shall be a Person  organized  and existing  under the laws of the United
                  States of America or any state or the  District of Columbia  and shall  expressly  assume,  by an indenture  supplemental  hereto,  executed  and  delivered  to  the  Indenture  Trustee  and  the
                  Securities  Administrator,  in form  reasonably  satisfactory  to the  Indenture  Trustee and the
                  Securities  Administrator,  the due and punctual  payment of the principal of and interest on all
                  Notes,  and all amounts payable to the Indenture  Trustee and the Securities  Administrator,  the
                  payment to the  Certificate  Paying Agent of all amounts due to the  Certificateholders,  and the performance  or observance of every  agreement and covenant of this  Indenture on the part of the
                  Issuing Entity to be performed or observed, all as provided herein;

                           (ii)     immediately after giving effect to such transaction,  no Event of Default shall have occurred and be continuing;

                           (iii)    the  Rating   Agencies  shall  have  notified  the  Issuing  Entity  that  such transaction  shall not cause the rating of the Notes to be reduced,  suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                           (iv)     the Issuing  Entity  shall have  received an Opinion of Counsel (and shall have delivered a copy  thereof to the  Indenture  Trustee  and the  Securities  Administrator)  to the
                  effect that such  transaction  will not (A) result in a "substantial  modification"  of the Notes under  Treasury  Regulation  section  1.1001-3,  or  adversely  affect the status of the Notes as indebtedness  for federal income tax purposes,  or (B) if 100% of the  Certificates are not owned by a REIT, a "qualified  REIT  subsidiary"  or by an entity that is  wholly-owned  by a REIT or a
                  "qualified REIT  subsidiary" and disregarded for federal income tax purposes,  cause the Trust to be subject to an entity level tax for federal income tax purposes;

                           (v)      any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken;

                           (vi)     the  Issuing  Entity  shall have  delivered  to the  Indenture  Trustee and the
                  Securities  Administrator  an Officer's  Certificate  and an Opinion of Counsel each stating that such  consolidation  or merger and such  supplemental  indenture comply with this Article III and that all  conditions  precedent  herein  provided for or relating to such  transaction  have been complied with  (including any filing  required by the Exchange  Act), and that such  supplemental indenture is enforceable; and

                           (vii)    the consent of the Holders of not less than 50% of the  aggregate  Note Balance of the Notes has been obtained.

                  Section 3.17.     Successor or Transferee.

                  (a)      Upon any  consolidation  or merger of the  Issuing  Entity in  accordance  with  Section
3.16(a),  the Person formed by or surviving such  consolidation  or merger (if other than the Issuing Entity) shall succeed to, and be  substituted  for,  and may  exercise  every right and power of, the Issuing  Entity  under this
Indenture with the same effect as if such Person had been named as the Issuing Entity herein.

                  (b)      Upon a conveyance  or transfer of all the assets and  properties  of the Issuing  Entity as permitted  under this  Agreement,  the Issuing Entity will be released from every covenant and agreement of this
Indenture  to be observed or  performed  on the part of the Issuing  Entity with  respect to the Notes  immediately upon the delivery of written notice to the Indenture  Trustee and the Securities  Administrator  of such conveyance or transfer.

                  Section 3.18.     No Other Business.

                  The Issuing  Entity shall not engage in any business  other than  financing,  purchasing,  owning and  selling  and  managing  the  Mortgage  Loans and the  issuance  of the Notes and  Certificates  in the  manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

                  Section 3.19.     No Borrowing.

                  The Issuing  Entity  shall not issue,  incur,  assume,  guarantee  or  otherwise  become  liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

                  Section 3.20.     Guarantees, Loans, Advances and Other Liabilities.

                  Except as  contemplated  by this Indenture or the Basic  Documents,  the Issuing Entity shall not make any loan or advance or credit to, or guarantee  (directly or indirectly or by an instrument  having the effect of assuring  another's  payment or performance  on any obligation or capability of so doing or otherwise),  endorse or otherwise become  contingently  liable,  directly or indirectly,  in connection with the obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree  contingently  to do so) any stock,  obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.21.     Capital Expenditures.

                  The  Issuing  Entity  shall  not  make  any  expenditure  (by  long-term  or  operating  lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.22.     Determination of Note Rate.

                  On each Interest  Determination Date, the Securities  Administrator shall determine LIBOR and the related Note Rate for each Class of Notes for the following  Interest  Accrual Period.  The  establishment of LIBOR
on  each  Interest  Determination  Date  by  the  Securities  Administrator  and  the  Securities   Administrator's
calculation  of the rate of interest  applicable  to each Class of Notes for the related  Interest  Accrual  Period shall (in the absence of manifest error) be final and binding.

                  Section 3.23.     Restricted Payments.

                  The  Issuing  Entity  shall  not,  directly  or  indirectly,  (i) pay any  dividend  or make  any distribution  (by  reduction of capital or  otherwise),  whether in cash,  property,  securities  or a  combination thereof,  to the Owner  Trustee or any owner of a  beneficial  interest in the  Issuing  Entity or  otherwise  with respect to any  ownership  or equity  interest  or security in or of the Issuing  Entity,  (ii)  redeem,  purchase, retire or  otherwise  acquire  for value any such  ownership  or equity  interest or security or (iii) set aside or otherwise  segregate  any amounts for any such purpose;  provided,  however,  that the Issuing  Entity may make, or cause to be made,  (x)  distributions  and payments to the Owner  Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master Servicer,  the Servicer,  the Certificate  Registrar,  the Certificate Paying Agent, the
Noteholders and the  Certificateholders  as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust  Agreement and (y) payments to the Master  Servicer or the Servicer  pursuant to the  terms of the Sale and  Servicing  Agreement.  The  Issuing  Entity  will not,  directly  or  indirectly,  make payments  to or  distributions  from the Note  Account  except  in  accordance  with this  Indenture  and the Basic
Documents.

                  Section 3.24.     Notice of Events of Default.

                  The Issuing  Entity shall give the  Indenture  Trustee,  the  Securities  Administrator  and each
Rating Agency prompt written notice of each Event of Default hereunder and under the Trust Agreement.

                  Section 3.25.     Further Instruments and Acts.

                  Upon request of the Indenture  Trustee or the Securities  Administrator,  the Issuing Entity will execute and deliver such further  instruments and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 3.26.     Statements to Noteholders.

                  On each Payment Date, the Securities  Administrator  and the Certificate  Registrar shall prepare and  make  available  on  the  Securities  Administrator's  website,  https://www.ctslink.com  (or  deliver  at the recipient's option), to each Noteholder and  Certificateholder the most recent statement prepared by the Securities
Administrator pursuant to Section 7.05 hereof.

                  Section 3.27.     [Reserved].

                  Section 3.28.     Certain Representations Regarding the Trust Estate.

                  (a)      With respect to that portion of the  Collateral  described in clauses (a) through (d) of the  definition  of Trust  Estate,  the Issuing  Entity  represents  to the  Indenture  Trustee and the  Securities
Administrator that:

                           (i)      This Indenture creates a valid and continuing  security interest (as defined in the  applicable  UCC) in the  Collateral  in  favor  of the  Indenture  Trustee,  which  security interest is prior to all other  liens,  and is  enforceable  as such as against  creditors of and purchasers from the Issuing Entity.

                           (ii)     The Collateral  constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

                           (iii)    The Issuing  Entity owns and has good and marketable  title to the  Collateral, free and clear of any lien, claim or encumbrance of any Person.

                           (iv)     The  Issuing  Entity  has  taken  all steps  necessary  to cause the  Indenture
                  Trustee to become the account holder of the Collateral.

                           (v)      Other than the security  interest granted to the Indenture  Trustee pursuant to this Indenture,  the Issuing Entity has not pledged,  assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                           (vi)     The  Collateral is not in the name of any Person other than the Issuing  Entity or the  Indenture  Trustee.  The Issuing  Entity has not  consented to the bank  maintaining  the
                  Collateral to comply with instructions of any Person other than the Indenture Trustee.

                  (b)      With  respect to that  portion of the  Collateral  described  in clause (e), the Issuing
Entity represents to the Indenture Trustee and the Securities Administrator that:

                           (i)      This Indenture creates a valid and continuing  security interest (as defined in the  applicable  UCC) in the  Collateral  in  favor  of the  Indenture  Trustee,  which  security interest is prior to all other  liens,  and is  enforceable  as such as against  creditors of and purchasers from the Issuing Entity.

                           (ii)     The  Collateral  constitutes  "general  intangibles"  within the meaning of the applicable UCC.

                           (iii)    The Issuing  Entity owns and has good and marketable  title to the  Collateral, free and clear of any lien, claim or encumbrance of any Person.

                           (iv)     Other than the security  interest granted to the Indenture  Trustee pursuant to this Indenture,  the Issuing Entity has not pledged,  assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (c)      With  respect  to any  Collateral  in which a  security  interest  may be  perfected  by filing,  the  Issuing  Entity  has not  authorized  the filing  of,  and is not aware of any  financing  statements against,  the Issuing Entity,  that include a description of collateral  covering such  Collateral,  other than any financing  statement  relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.  The Issuing Entity is not aware of any judgment or tax lien filings against the Issuing Entity.

                  (d)      The Issuing  Entity has caused or will have caused,  within ten days,  the filing of all appropriate  financing  statements in the proper filing office in the appropriate  jurisdictions  under  applicable law in order to perfect the security  interest in all  Collateral  granted to the  Indenture  Trustee  hereunder in which a security  interest may be perfected by filing and the Issuing  Entity will cause such security  interest to be  maintained.  Any  financing  statement  that is filed in  connection  with this  Section  3.28 shall  contain a statement that a purchase or security  interest in any collateral  described therein will violate the rights of the secured party named in such financing statement.

                  (e)      The  foregoing  representations  may not be waived and shall survive the issuance of the
Notes.

                  Section 3.29.     Allocation of Realized Losses.

                  (a)      Any  Realized  Losses on the Mortgage  Loans will have the effect of first  reducing the
Excess  Interest for the related  Payment Date and second,  reducing the  Overcollateralization  Amount.  If on any
Payment  Date the  aggregate  Note  Balance of the Notes (after all payments of principal on such Payment Date have been made) exceed the  aggregate  Principal  Balance of the  Mortgage  Loans (as of the last day of the related Due
Period and after  giving  effect to  principal  prepayments  received  during the  related  Prepayment  Period) the
Securities  Administrator  shall  allocate  such excess  first,  to the Class M-10 Notes,  in reduction of the Note
Balance thereof,  until reduced to zero,  second, to the Class M-9 Notes, in reduction of the Note Balance thereof, until reduced to zero,  third, to the Class M-8 Notes, in reduction of the Note Balance  thereof  (allocated  among the Class M-8 Notes,  pro rata based on their  respective Note  Balances),  until reduced to zero,  fourth,  to the
Class M-7 Notes, in reduction of the Note Balance thereof  (allocated  among the Class M-7 Notes, pro rata based on their  respective  Note Balances),  until reduced to zero,  fifth, to the Class M-6 Notes, in reduction of the Note
Balance  thereof,  until reduced to zero,  sixth, to the Class M-5 Notes, in reduction of the Note Balance thereof, until reduced to zero,  seventh,  to the Class M-4 Notes, in reduction of the Note Balance  thereof,  until reduced to zero,  eighth,  to the Class M-3 Notes, in reduction of the Note Balance thereof,  until reduced to zero, ninth, to the Class M-2 Notes,  in reduction of the Note Balance  thereof,  until reduced to zero and tenth,  to the Class
M-1 Notes, in reduction of the Note Balance thereof, until reduced to zero.

                  (b)      All Realized  Losses to be allocated to the Note  Balances of all Classes on any Payment
Date shall be so allocated  after the actual  payments to be made on such date as provided  above.  All  references above to the Note  Balance of any Class of Notes shall be to the Note  Balance of such Class  immediately  prior to the relevant Payment Date,  before reduction  thereof by any Realized Losses,  in each case to be allocated to such
Class of Notes, on such Payment Date.

                  Any  allocation  of Realized  Losses to a  Subordinate  Note on any Payment Date shall be made by reducing  the Note Balance  thereof by the amount so  allocated.  No  allocations  of any Realized  Losses shall be made to the Note Balances of the Class A Notes.

                  As used  herein,  an  allocation  of a  Realized  Loss on a "pro  rata  basis"  among two or more specified  Classes of Notes means an allocation  on a pro rata basis,  among the various  Classes so specified,  to each such Class of Notes on the basis of their then  outstanding  Note Balances  prior to giving effect to payments to be made on such  Payment  Date.  All  Realized  Losses  and all  other  losses  allocated  to a Class  of  Notes hereunder  will be allocated  among the Notes of such Class in proportion  to the  Percentage  Interests  evidenced thereby.

                                                    ARTICLE IV

                                THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 4.01.     The Notes.

                  Each Class of Notes shall be  registered in the name of a nominee  designated by the  Depository.
Beneficial  Owners will hold interests in the Notes through the book-entry  facilities of the Depository in minimum initial Note Balances of $25,000 and integral  multiples of $1 in excess  thereof;  provided that the Notes must be purchased in minimum total investments of $100,000 per Class.

                  The Securities  Administrator  may for all purposes  (including the making of payments due on the
Notes) deal with the  Depository as the  authorized  representative  of the  Beneficial  Owners with respect to the
Notes for the purposes of exercising the rights of Holders of the Notes  hereunder.  Except as provided in the next succeeding  paragraph  of this Section  4.01,  the rights of  Beneficial  Owners with respect to the Notes shall be limited  to those  established  by law and  agreements  between  such  Beneficial  Owners  and the  Depository  and
Depository  Participants.  Except as provided in Section  4.08 hereof,  Beneficial  Owners shall not be entitled to definitive  notes for the Notes as to which they are the  Beneficial  Owners.  Requests and  directions  from,  and votes of, the Depository as Holder of the Notes shall not be deemed  inconsistent  if they are made with respect to different  Beneficial  Owners.  The Securities  Administrator  may establish a reasonable record date in connection with  solicitations  of consents  from or voting by  Noteholders  and give notice to the  Depository of such record date.  Without the consent of the Issuing  Entity and the Securities  Administrator,  no Note may be transferred by the  Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial
Owners.

                  In the event the Depository  Trust Company  resigns or is removed as  Depository,  the Securities
Administrator  with the  approval  of the  Issuing  Entity may  appoint a  successor  Depository.  If no  successor
Depository has been  appointed  within 30 days of the effective  date of the  Depository's  resignation or removal, each Beneficial Owner shall be entitled to certificates  representing the Notes it beneficially  owns in the manner prescribed in Section 4.08.

                  The Notes  shall,  on original  issue,  be executed on behalf of the Issuing  Entity by the Owner
Trustee,  not  in  its  individual  capacity  but  solely  as  Owner  Trustee,   authenticated  by  the  Securities
Administrator and delivered by the Securities Administrator to or upon the order of the Issuing Entity.

                  Section 4.02.     Registration of and Limitations on Transfer and Exchange of Notes; Appointment
                                    of Note Registrar and Certificate Registrar.

                  The  Securities  Administrator  shall  cause  to be kept at the  Corporate  Trust  Office  a Note
Register in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

                  Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust Office,  the Issuing Entity shall execute and the Note Registrar shall authenticate  and  deliver,  in the name of the  designated  transferee  or  transferees,  one or more new Notes in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests.

                  Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other
Notes of like tenor and in authorized  initial Note  Balances  evidencing  the same Class and aggregate  Percentage
Interests  upon  surrender  of the Notes to be  exchanged  at the  Corporate  Trust  Office of the Note  Registrar.
Whenever  any  Notes are so  surrendered  for  exchange,  the  Issuing  Entity  shall  execute  and the  Securities
Administrator  shall  authenticate  and deliver the Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note  presented or  surrendered  for  registration  of transfer or exchange shall (if so required by the Note  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form reasonably satisfactory  to the Note Registrar duly executed by the Holder thereof or his attorney duly  authorized in writing with such signature  guaranteed by a commercial bank or trust company located or having a correspondent  located in the city of New York.  Notes delivered upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

                  Notwithstanding  anything to the contrary  contained herein, the Securities  Administrator  shall not  register  transfer of any of the Notes owned by the Issuing  Entity or by the direct or indirect  owner of the
Owner Trust  Certificates  on the Closing Date when such entity or owner  proposes to transfer such Notes unless in connection with such proposed  transfer,  the Issuing Entity and the Indenture  Trustee have received an Opinion of
Counsel,  satisfactory to the Indenture  Trustee,  that such Notes will be treated as indebtedness for U.S. federal income tax purposes.

                  No service charge shall be made for any  registration  of transfer or exchange of Notes,  but the
Note  Registrar  shall  require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  The Issuing Entity hereby appoints the Securities  Administrator as (i) Certificate  Registrar to
keep at its  Corporate  Trust Office a  Certificate  Register  pursuant to Section  3.09 of the Trust  Agreement in which,  subject to such reasonable  regulations as it may prescribe,  the  Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges  thereof  pursuant to Section 3.05 of the Trust
Agreement  and (ii) Note  Registrar  under  this  Indenture.  The  Securities  Administrator  hereby  accepts  such appointments.

                  Section 4.03.     Mutilated, Destroyed, Lost or Stolen Notes.

                  If (i) any mutilated  Note is  surrendered  to the  Securities  Administrator,  or the Securities
Administrator  receives evidence to its satisfaction of the destruction,  loss or theft of any Note, and (ii) there is  delivered  to the  Securities  Administrator  such  security or  indemnity as may be required by it to hold the
Issuing Entity,  the Indenture Trustee and the Securities  Administrator  harmless,  then, in the absence of notice to the Issuing Entity,  the Note Registrar,  the Indenture Trustee or the Securities  Administrator  that such Note has been  acquired by a bona fide  purchaser,  and provided that the  requirements  of Section 8-405 of the UCC are met, the Issuing Entity shall execute,  and upon its request the Securities  Administrator  shall  authenticate and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen Note, a replacement  Note;
provided,  however,  that if any such destroyed,  lost or stolen Note, but not a mutilated Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuing Entity may pay such destroyed,  lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such  replacement  Note or payment of a  destroyed,  lost or stolen Note  pursuant to the proviso to the  preceding sentence,  a bona fide purchaser of the original Note in lieu of which such  replacement  Note was issued  presents for payment such original Note, the Issuing  Entity and the Securities  Administrator  shall be entitled to recover such  replacement  Note (or such  payment)  from the  Person to whom it was  delivered  or any Person  taking  such replacement  Note from such Person to whom such  replacement  Note was  delivered  or any  assignee of such Person, except a bona fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuing Entity,  the Indenture  Trustee or the
Securities Administrator in connection therewith.

                  Upon the  issuance of any  replacement  Note under this  Section  4.03,  the  Issuing  Entity may require the payment by the Holder of such Note of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the
Indenture Trustee and the Securities Administrator) connected therewith.

                  Every  replacement  Note issued  pursuant to this Section 4.03 in  replacement  of any mutilated, destroyed,  lost or stolen Note shall  constitute  an original  additional  contractual  obligation  of the Issuing
Entity,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the  benefits of this  Indenture  equally and  proportionately  with any and all other
Notes duly issued hereunder.

                  The  provisions of this Section 4.03 are exclusive and shall  preclude (to the extent lawful) all other rights and remedies  with  respect to the  replacement  or payment of  mutilated,  destroyed,  lost or stolen
Notes.

                  Section 4.04.     Persons Deemed Owners.

                  Prior to due  presentment  for  registration  of transfer of any Note,  the Issuing  Entity,  the
Indenture  Trustee,  the  Securities  Administrator,  the  Paying  Agent and any agent of any of them may treat the
Person in whose  name any Note is  registered  (as of the day of  determination)  as the owner of such Note for the purpose of  receiving  payments of  principal  of and  interest,  if any,  on such Note and for all other  purposes whatsoever,  whether or not such Note be overdue,  and  neither the Issuing  Entity,  the  Indenture  Trustee,  the
Securities  Administrator  the  Paying  Agent  nor any  agent of any of them  shall be  affected  by  notice to the contrary..

                  Section 4.05.     Cancellation.

                  All Notes  surrendered for payment,  registration of transfer,  exchange or redemption  shall, if surrendered to any Person other than the  Securities  Administrator,  be delivered to the Securities  Administrator and shall be promptly  cancelled by the  Securities  Administrator.  The Issuing  Entity may at any time deliver to the Securities  Administrator  for cancellation any Notes previously  authenticated  and delivered  hereunder which the  Issuing  Entity may have  acquired  in any manner  whatsoever,  and all Notes so  delivered  shall be promptly cancelled  by the  Securities  Administrator.  No Notes shall be  authenticated  in lieu of or in exchange  for any
Notes cancelled as provided in this Section 4.05,  except as expressly  permitted by this Indenture.  All cancelled
Notes may be held or disposed of by the  Securities  Administrator  in  accordance  with its standard  retention or disposal  policy as in effect at the time unless the Issuing  Entity shall direct by an Issuing Entity Request that they be destroyed or returned to it;  provided,  however,  that such Issuing Entity Request is timely and the Notes have not been previously disposed of by the Securities Administrator.

                  Section 4.06.     Book-Entry Notes.

                  The Notes, upon original  issuance,  will be issued in the form of typewritten Notes representing the Book-Entry  Notes, to be delivered to The Depository Trust Company,  the initial  Depository,  by, or on behalf of, the Issuing  Entity.  The Notes shall  initially be  registered on the Note Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial Owner will receive a Definitive Note  representing  such
Beneficial  Owner's interest in such Note,  except as provided in Section 4.08. With respect to such Notes,  unless and until  definitive,  fully  registered  Notes (the  "Definitive  Notes") have been issued to  Beneficial  Owners pursuant to Section 4.08:

                           (i)      the provisions of this Section 4.06 shall be in full force and effect;

                           (ii)     the Note Registrar,  the Paying Agent, the Indenture Trustee and the Securities
                  Administrator  shall be entitled to deal with the  Depository  for all purposes of this Indenture
                  (including  the payment of principal of and interest on the Notes and the giving of  instructions or  directions  hereunder)  as the sole holder of the Notes,  and shall have no obligation to the
                  Beneficial Owners of the Notes;

                           (iii)    to the extent that the  provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                           (iv)     the rights of Beneficial  Owners shall be exercised only through the Depository and shall be limited to those  established  by law and  agreements  between  such Owners of Notes and the Depository  and/or the Depository  Participants.  Unless and until  Definitive  Notes are issued  pursuant to Section 4.08, the initial  Depository  will make  book-entry  transfers among the  Depository  Participants  and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

                           (v)      whenever  this  Indenture  requires  or permits  actions to be taken based upon instructions  or  directions  of  Holders  of Notes  evidencing  a  specified  percentage  of the aggregate  Note  Balance  of the  Notes,  the  Depository  shall  be  deemed  to  represent  such percentage  with  respect to the Notes only to the extent that it has  received  instructions  to such effect  from  Beneficial  Owners  and/or  Depository  Participants  owning or  representing, respectively,  such  required  percentage  of the  beneficial  interest  in  the  Notes  and  has delivered such instructions to the Securities Administrator and the Indenture Trustee.

                  Section 4.07.     Notices to Depository.

                  Whenever a notice or other  communication  to the Note Holders is required under this  Indenture, unless and until  Definitive  Notes shall have been issued to  Beneficial  Owners  pursuant  to Section  4.08,  the
Securities  Administrator  shall give all such notices and  communications  specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

                  Section 4.08.     Definitive Notes.

                  If (i) the Securities  Administrator  determines that the Depository is no longer willing or able to properly  discharge its  responsibilities  with respect to the Notes and the Securities  Administrator is unable to locate a qualified  successor or (ii) after the  occurrence of an Event of Default,  Beneficial  Owners of Notes
representing  beneficial  interests  aggregating  at least a majority of the Note  Balance of the Notes  advise the
Depository  in writing that the  continuation  of a book-entry  system  through the  Depository is no longer in the best  interests  of the  Beneficial  Owners,  then the  Depository  shall  notify  all  Beneficial  Owners  and the
Securities  Administrator  of the  occurrence  of any such event and of the  availability  of  Definitive  Notes to
Beneficial  Owners  requesting the same. Upon surrender to the Securities  Administrator  of the typewritten  Notes representing the Book-Entry Notes by the Depository,  accompanied by registration instructions,  the Issuing Entity shall execute and the Securities  Administrator  shall  authenticate  the Definitive  Notes in accordance  with the instructions  of the  Depository.  None of the Issuing Entity,  the Note  Registrar,  the Indenture  Trustee or the
Securities  Administrator  shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive  Notes,  the
Securities Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

                  Section 4.09.     Tax Treatment.

                  The  Issuing  Entity has  entered  into this  Indenture,  and the Notes  will be issued  with the intention that, for federal,  state and local income,  single  business and franchise tax purposes,  the Notes will qualify  as  indebtedness.  The  Issuing  Entity,  the  Indenture  Trustee  and the  Securities  Administrator  (in
accordance with Section 6.06 hereof),  by entering into this Indenture,  and each Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry Note),  agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Section 4.10.     Satisfaction and Discharge of Indenture.

                  This  Indenture  shall cease to be of further  effect with  respect to the Notes except as to (i)
rights of registration of transfer and exchange, (ii) substitution of mutilated,  destroyed,  lost or stolen Notes,
(iii) rights of  Noteholders to receive  payments of principal  thereof and interest  thereon,  (iv) Sections 3.03,
3.04,  3.06,  3.09,  3.17, 3.19 and 3.20, (v) the rights,  obligations and immunities of the Indenture  Trustee and the  Securities  Administrator  hereunder  (including  the  rights  of the  Indenture  Trustee  and the  Securities
Administrator  under Section 6.07 and the obligations of the Securities  Administrator under Section 4.11) and (vi)
the rights of  Noteholders  as  beneficiaries  hereof with respect to the property so deposited  with the Indenture
Trustee  payable to all or any of them, and the Indenture  Trustee,  on demand of and at the expense of the Issuing
Entity,  shall execute proper instruments  acknowledging  satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuing Entity, when:

                  (A)      either

                  (1)      all Notes  theretofore  authenticated and delivered (other than (i) Notes that have been destroyed,  lost or stolen and that have been  replaced  or paid as  provided  in Section  4.03 hereof and
         (ii) Notes for whose  payment money has  theretofore  been  deposited in trust or  segregated  and held in trust by the Issuing  Entity and thereafter  repaid to the Issuing  Entity or discharged  from such trust, as provided in Section 3.03) have been delivered to the Securities Administrator for cancellation; or

                  (2)      all Notes not theretofore  delivered to the Securities  Administrator  for  cancellation
         (a) have  become due and  payable,  (b) will  become due and  payable at the Final  Stated  Maturity  Date within one year,  or (c) have been called for early  redemption  pursuant to Section 8.07 hereof,  and the
         Issuing Entity,  in the case of (a) or (b) above,  has  irrevocably  deposited or caused to be irrevocably deposited  with the  Securities  Administrator  cash (which cash shall come from payments  received on the
         Mortgage  Loans),  in trust for such  purpose,  in an amount  sufficient  to pay and  discharge the entire indebtedness  on such Notes then  outstanding not  theretofore  delivered to the Securities  Administrator for  cancellation  when due on the Final Stated Maturity Date or other final Payment Date, or, in the case of (c) above, the Issuing Entity shall have complied with all requirements of Section 8.07 hereof,

                  (B)      the  Issuing  Entity  has paid or caused to be paid all other  sums  payable  hereunder, pursuant to the terms of this Indenture; and

                  (C)      the  Issuing  Entity  has  delivered  to  the  Indenture   Trustee  and  the  Securities
         Administrator  an  Officer's   Certificate  and  an  Opinion  of  Counsel,  each  meeting  the  applicable requirements  of Section 10.01 hereof,  each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section  4.10(A)(2)(b)  above,  such opinion shall further be to the effect  that such  deposit  will  constitute  an  "in-substance  defeasance"  within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance  therewith,  the Issuing Entity will be the owner of the assets deposited in trust for federal income tax purposes.

                  Section 4.11.     Application of Trust Money.

                  All monies deposited with the Securities  Administrator  pursuant to Section 4.10 hereof shall be held in trust and  applied  by it, in  accordance  with the  provisions  of the  Notes and this  Indenture,  to the payment,  either directly or through any Paying Agent or the Issuing Entity,  Certificate  Paying Agent as designee of the Issuing Entity, as the Securities  Administrator may determine, to the Holders of Notes or Certificates,  of all sums due and to become due  thereon  for  principal  and  interest  or  otherwise;  but such monies need not be segregated from other funds except to the extent required herein or required by law.

                  Section 4.12.     [Reserved].

                  Section 4.13.     Repayment of Monies Held by Paying Agent.

                  In connection  with the  satisfaction  and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Securities  Administrator  under the provisions of this Indenture with respect to such Notes shall,  upon demand of the Issuing Entity,  be paid to the Securities  Administrator  to be held and  applied  according  to Section  3.05 and  thereupon  such Person  shall be  released  from all further liability with respect to such monies.

                  Section 4.14.     Temporary Notes.

                  Pending the  preparation  of any  Definitive  Notes,  the Issuing Entity may execute and upon its written direction, the Securities  Administrator may authenticate and make available for delivery,  temporary Notes
that  are  printed,   lithographed,   typewritten,   photocopied  or  otherwise  produced,   in  any  denomination,
substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

                  If temporary  Notes are issued,  the Issuing  Entity will cause  Definitive  Notes to be prepared without  unreasonable  delay.  After  the  preparation  of the  Definitive  Notes,  the  temporary  Notes  shall be exchangeable  for  Definitive  Notes upon  surrender of the temporary  Notes at the  Corporate  Trust Office of the
Securities  Administrator,  without  charge to the  Holder.  Upon  surrender  for  cancellation  of any one or more temporary  Notes,  the Issuing Entity shall execute and the Securities  Administrator  shall  authenticate and make available for delivery,  in exchange  therefor,  Definitive  Notes of authorized  denominations  and of like tenor, class and aggregate  principal amount.  Until so exchanged,  such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  Section 4.15.     Representation Regarding ERISA.

                  By acquiring an Offered Note or interest  therein,  each Holder of such Note or Beneficial  Owner of any such interest  will be deemed to represent  that either (1) it is not acquiring the Note with Plan Assets or
(2) (A) the  acquisition,  holding  and  transfer  of such  Note  will not  give  rise to a  non-exempt  prohibited transaction  under  Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated  investment  grade or better and such person believes that the Notes are properly treated as indebtedness  without  substantial equity features for purposes of the  Department of Labor  ("DOL")  regulation  29 C.F.R.  §  2510.3-101,  and agrees to so treat the Notes.  Alternatively,  regardless  of the rating of the Notes,  such person may  provide the  Securities
Administrator  with an Opinion of Counsel,  which  Opinion of Counsel will not be at the expense of the Trust,  the
Issuing  Entity,  the Seller,  the Depositor,  the  Underwriter,  the Owner  Trustee,  the Indenture  Trustee,  the
Securities  Administrator,  the Master  Servicer,  the  Servicer or any  successor  Servicer  which opines that the acquisition,  holding and transfer of such Note or interest  therein is permissible  under applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the Trust,  the Issuing  Entity,  the Seller,  the  Depositor,  the  Underwriter,  the Owner  Trustee,  the
Indenture Trustee,  the Securities  Administrator,  the Master Servicer,  the Servicer or any successor Servicer to any obligation in addition to those undertaken in the Indenture.

                                                     ARTICLE V

                                               DEFAULT AND REMEDIES

                  Section 5.01.     Events of Default.

                  The Issuing  Entity shall  deliver to the  Indenture  Trustee and the  Securities  Administrator,
written  notice in the form of an Officer's  Certificate,  within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default  under  clause  (iii),
(iv) or (v) of the  definition  of "Event of Default,"  its status and what action the Issuing  Entity is taking or proposes to take with respect  thereto.  Neither the Indenture  Trustee nor the Securities  Administrator  shall be deemed to have  knowledge of any Event of Default  unless a  Responsible  Officer has actual  knowledge  thereof or unless  written  notice of such Event of Default is received by a  Responsible  Officer and such notice  references the Notes, the Trust or this Indenture.

                  Section 5.02.     Acceleration of Maturity; Rescission and Annulment.

                  If an  Event of  Default  should  occur  and be  continuing,  then  and in  every  such  case the
Indenture  Trustee shall, at the written  direction of the Holders of Notes  representing  not less than a majority of the aggregate  Note Balance of the Notes,  declare the Notes to be immediately  due and payable,  by a notice in writing to the Issuing  Entity (and to the Indenture  Trustee and the  Securities  Administrator  if such notice is given by the Noteholders),  and upon any such declaration the unpaid aggregate Note Balance,  together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

                  At any time after such  declaration  of  acceleration  of  maturity  with  respect to an Event of
Default  has been made and  before a  judgment  or decree for  payment  of the money due has been  obtained  by the
Securities  Administrator  as hereinafter in this Article V provided,  Holders of the Notes  representing  not less than a majority  of the  aggregate  Note  Balance  of the  Notes,  by written  notice to the  Issuing  Entity,  the
Indenture  Trustee and the Securities  Administrator,  may waive the related Event of Default and rescind and annul such declaration and its consequences if:

                           (i)      the Issuing Entity has paid or deposited with the  Securities  Administrator  a sum (which sum shall come from  payments  received on the Mortgage  Loans)  sufficient to pay (a)
                  all payments of  principal of and interest on the Notes and all other  amounts that would then be due  hereunder  or upon the Notes if the Event of Default  giving rise to such  acceleration  had not  occurred;  and (b) all  sums  paid  or  advanced  by the  Securities  Administrator  and the
                  Indenture  Trustee  hereunder  and  the  reasonable  compensation,  expenses,  disbursements  and advances of the Indenture  Trustee and the Securities  Administrator  and its  respective  agents and counsel;  and

                           (ii)     all Events of Default,  other than the nonpayment of the principal of the Notes that has  become  due  solely by such  acceleration,  have been  cured or waived as  provided  in
                  Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

                           (a)      The Issuing Entity  covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and  payable,  and such  default  continues  for a period  of  five  days,  or  (ii)  default  is made in the  payment  of the  principal  of or any installment  of the  principal  of any Note when the same  becomes due and  payable,  the Issuing
                  Entity shall, upon demand of the Securities  Administrator,  at the direction of the Holders of a majority of the aggregate  Note Balance of the Notes,  pay to the Securities  Administrator,  for
                  the  benefit of the  Holders of Notes,  the whole  amount  then due and  payable on the Notes for principal and interest,  with interest at the  applicable  Note Rate upon the overdue  principal, and in  addition  thereto  such  further  amount  as shall be  sufficient  to cover the costs and expenses of  collection,  including the  reasonable  compensation,  expenses,  disbursements  and advances of the Indenture  Trustee and the Securities  Administrator  and its  respective  agents and counsel.

                           (b)      In case the Issuing  Entity shall fail  forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express trust,  subject to the  provisions  of Section  10.16 hereof may  institute a Proceeding  for the  collection of the sums so due and unpaid,  and may prosecute such  Proceeding to judgment or final decree,  and may enforce the same  against the Issuing  Entity or other  obligor upon the Notes and collect in the manner  provided by law out of the  property of the  Issuing  Entity or other  obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

                           (c)      If an Event  of  Default  occurs  and is  continuing,  the  Indenture  Trustee, subject to the provisions of Section 10.16 hereof may, as more  particularly  provided in Section
                  5.04 hereof,  in its discretion,  proceed to protect and enforce its rights and the rights of the
                  Noteholders,  by such  appropriate  Proceedings,  as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes,  to protect and enforce any such rights,  whether for the  specific  enforcement  of any  covenant  or  agreement  in this  Indenture  or in aid of the exercise  of any  power  granted  herein,  or to  enforce  any  other  proper  remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                           (d)      In case there  shall be pending,  relative  to the Issuing  Entity or any other obligor  upon the Notes or any Person  having or  claiming  an  ownership  interest  in the Trust
                  Estate,  Proceedings under Title 11 of the United States Code or any other applicable  federal or state  bankruptcy,  insolvency or other  similar law, or in case a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed  for or taken  possession  of the Issuing  Entity or its property or such other obligor or Person,  or in case of any other  comparable  judicial  Proceedings  relative  to the  Issuing
                  Entity or other  obligor upon the Notes,  or to the  creditors or property of the Issuing  Entity or such other  obligor,  the Indenture  Trustee,  as directed in writing by Holders of a majority of the aggregate  Note Balance of the Notes,  irrespective  of whether the principal of any Notes shall  then  be due  and  payable  as  therein  expressed  or by  declaration  or  otherwise  and irrespective  of  whether  the  Indenture  Trustee  shall have made any  demand  pursuant  to the
                  provisions  of  this  Section,  shall  be  entitled  and  empowered,   by  intervention  in  such
                  Proceedings or otherwise:

                           (i)      to file and prove a claim or  claims  for the whole  amount  of  principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or documents as may be necessary or advisable  in order to have the claims of the  Indenture  Trustee  (including any claim for reasonable  compensation  to the Indenture  Trustee,  the Securities  Administrator
                  and each  predecessor  Indenture  Trustee  and  Securities  Administrator,  and their  respective agents,  attorneys and counsel,  and for reimbursement of all expenses and liabilities  incurred, and  all  advances  made,  by  the  Indenture  Trustee  and  Securities  Administrator  and  each predecessor Indenture Trustee and Securities  Administrator,  except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                           (ii)     unless  prohibited by applicable law and regulations,  to vote on behalf of the
                  Holders of Notes in any election of a trustee,  a standby  trustee or Person  performing  similar functions in any such Proceedings;

                           (iii)    to direct the  Securities  Administrator  to collect  and receive any monies or other property  payable or deliverable on any such claims and to distribute all amounts  received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                           (iv)     to file such proofs of claim and other  papers or documents as may be necessary or  advisable  in order to have the  claims of the  Indenture  Trustee  or the  Holders  of Notes allowed in any  judicial  proceedings  relative  to the Issuing  Entity,  its  creditors  and its property;  and any trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is  hereby  authorized  by each of such  Noteholders  to make  payments  to the
                  Securities  Administrator  and,  in the event that the  Indenture  Trustee  shall  consent to the making  of  payments  directly  to such  Noteholders,  to pay to the  Indenture  Trustee  and the
                  Securities  Administrator  such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee and the Securities  Administrator,  each predecessor  Indenture Trustee and Securities  Administrator and their respective agents,  attorneys and counsel,  and all other expenses and  liabilities  incurred,  and all advances  made,  by the  Indenture  Trustee and the
                  Securities Administrator and each predecessor Indenture Trustee and Securities Administrator.

                           (e)      Nothing herein contained shall be deemed to authorize the Indenture  Trustee or the  Securities  Administrator  to  authorize  or  consent  to or vote for or  accept or adopt on behalf of any  Noteholder  any plan of  reorganization,  arrangement,  adjustment or  composition affecting the Notes or the rights of any Holder  thereof or to authorize  the  Indenture  Trustee or the  Securities  Administrator  to vote in respect of the claim of any  Noteholder in any such proceeding  except, as aforesaid,  to vote for the election of a trustee in bankruptcy or similar
                  Person.

                           (f)      All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee without the possession of any of the
                  Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or proceedings  instituted by the Indenture  Trustee shall be brought in its own name as trustee of an express  trust,  and any  recovery  of  judgment,  subject to the payment of the
                  expenses,   disbursements   and  compensation  of  the  Indenture   Trustee  and  the  Securities
                  Administrator,  each  predecessor  Indenture  Trustee  and  Securities  Administrator  and  their respective  agents and attorneys,  shall be for the ratable  benefit of the Holders of the Notes, subject to Section 5.05 hereof.

                           (g)      In any Proceedings  brought by the Indenture  Trustee (and also any Proceedings involving the  interpretation  of any provision of this Indenture to which the Indenture  Trustee shall be a party),  the  Indenture  Trustee  shall be held to  represent  all the  Holders of the
                  Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  Section 5.04.     Remedies; Priorities.

                           (a)      If an  Event  of  Default  shall  have  occurred  and be  continuing  and if an acceleration has been declared and not rescinded  pursuant to Section 5.02 hereof,  the Indenture
                  Trustee  subject to the  provisions  of Section  10.16  hereof  may,  and shall,  at the  written direction  of the Holders of a majority of the  aggregate  Note  Balance of the Notes,  do one or more of the following (subject to Section 5.05 hereof):

                           (i)      institute  Proceedings  in its own name and as trustee of an express  trust for the  collection  of all amounts  then payable on the Notes or under this  Indenture  with respect thereto,  whether by declaration  or otherwise  enforce any judgment  obtained,  and collect from the Issuing Entity and any other obligor upon such Notes monies adjudged due;

                           (ii)     institute   Proceedings   from  time  to  time  for  the  complete  or  partial
                  foreclosure of this Indenture with respect to the Trust Estate;

                           (iii)    exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate  action to protect and enforce the rights and remedies of the  Indenture  Trustee and the Holders of the Notes; and

                           (iv)     sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more  public or  private  sales  called and  conducted  in any  manner  permitted  by law;
                  provided,  however,  that the  Indenture  Trustee may not sell or otherwise  liquidate  the Trust
                  Estate  following an Event of Default,  unless (A) the Indenture  Trustee  obtains the consent of the Holders of 100% of the  aggregate  Note  Balance of the Notes,  (B) the proceeds of such sale or  liquidation  distributable  to the Holders of the Notes are  sufficient  to discharge in full all amounts then due and unpaid upon such Notes for  principal  and interest or (C) the Indenture
                  Trustee  determines  that the Mortgage  Loans will not continue to provide  sufficient  funds for the payment of principal of and  interest on the  applicable  Notes as they would have become due if the Notes had not been  declared  due and  payable,  and the  Indenture  Trustee  obtains  the consent of the Holders of a majority of the aggregate  Note Balance of the Notes.  In determining such  sufficiency  or  insufficiency  with respect to clause (B) and (C), the  Indenture  Trustee may,  but need not,  obtain and rely upon written  advice or an opinion  (obtained at the expense of the Trust) of an Independent  investment banking or accounting firm of national  reputation as to the  feasibility  of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.  Notwithstanding  the foregoing,  so long as a Servicer  Event of  Termination  has not occurred,  any sale of the Trust Estate shall be made subject to the  continued  servicing of the Mortgage Loans by the Servicer as provided in the Sale and Servicing Agreement.

                           (b)      If the  Indenture  Trustee  collects  any money or  property  pursuant  to this
                  Article V, the Indenture  Trustee shall forward such funds to the  Securities  Administrator  and the Securities Administrator shall pay out the money or property in the following order:

                           (i)      to the Indenture Trustee, the Securities  Administrator,  Master Servicer,  the
                  Owner Trustee,  the Custodian and the Servicer for amounts due and not  previously  paid pursuant to the Indenture (including Section 6.07 hereof) and the other Basic Documents;

                           (ii)     to the Swap  Provider,  any  remaining  Net Swap  Payment  or Swap  Termination
                  Payment (other than any Swap  Termination  Payment  resulting from a Swap Provider Trigger Event)
                  owed to the Swap Provider pursuant to the Interest Rate Swap Agreement;

                           (iii)    to the  Noteholders  for amounts due and unpaid on the Notes  (including  Class
                  Interest  Carryover  Shortfalls but not including any Basis Risk  Shortfall  Amount) with respect to interest,  first,  concurrently,  to the Holders of each Class of Class A Notes, on a pro rata basis  based on the  entitlement  of each such  Class,  second,  to the  Holders of the Class M-1
                  Notes,  third,  to the  Holders of the Class M-2 Notes,  fourth,  to the Holders of the Class M-3
                  Notes,  fifth,  to the  Holders of the Class M-4 Notes,  sixth,  to the  Holders of the Class M-5
                  Notes,  seventh,  to the Holders of the Class M-6 Notes,  eighth, to the Holders of the Class M-7
                  Notes  (allocated  among the Class M-7 Notes,  pro rata based on their respective Note Balances), ninth,  to the  Holders of the Class M-8 Notes  (allocated  among the Class M-8  Notes,  pro rata based on their  respective  Note  Balances),  tenth,  to the  Holders  of the Class M-9 Notes and eleventh,  to the  Holders of the Class M-10 Notes  according  to the  amounts due and payable on the Notes for interest;

                           (iv)     to the  Noteholders  for  amounts  due and unpaid on the Notes with  respect to principal,  first,  concurrently,  to the  Holders of each Class of Class A Notes,  on a pro rata basis  based on the Note  Balance of each such  Class,  second,  to the  Holders of the Class M-1
                  Notes,  third,  to the  Holders of the Class M-2 Notes,  fourth,  to the Holders of the Class M-3
                  Notes,  fifth,  to the  Holders of the Class M-4 Notes,  sixth,  to the  Holders of the Class M-5
                  Notes,  seventh,  to the Holders of the Class M-6 Notes,  eighth, to the Holders of the Class M-7
                  Notes  (allocated  among the Class M-7 Notes,  pro rata based on their respective Note Balances), ninth,  to the  Holders of the Class M-8 Notes  (allocated  among the Class M-8  Notes,  pro rata based on their  respective  Note  Balances),  tenth,  to the  Holders  of the Class M-9 Notes and eleventh,  to the  Holders of the Class M-10 Notes  according  to the  amounts due and payable on the Notes for interest  according to the amounts due and payable on such Notes for principal,  in each case, until the Note Balance of each such Class is reduced to zero;

                           (v)      to the  Noteholders  for the  amount of any  related  Allocated  Realized  Loss
                  Amount  not  previously  paid,  first,  to the  Holders of the Class M-1  Notes,  second,  to the
                  Holders of the Class M-2 Notes,  third,  to the  Holders of the Class M-3 Notes,  fourth,  to the
                  Holders of the Class M-4 Notes,  fifth,  to the  Holders  of the Class M-5 Notes,  sixth,  to the
                  Holders of the Class M-6 Notes,  seventh,  to the Holders of the Class M-7 Notes (allocated among the Class M-7 Notes,  pro rata based on their  respective Note  Balances),  ninth, to the Holders of the Class M-8 Notes  (allocated  among the Class M-8 Notes, pro rata based on their respective
                  Note  Balances),  ninth,  to the Holders of the Class M-9 Notes and tenth,  to the Holders of the
                  Class M-10 Notes;

                           (vi)     to the  Noteholders for amounts due and unpaid on the Notes with respect to any related Basis Risk Shortfall Amount, first,  concurrently,  to the Holders of each Class of Class
                  A Notes,  on a pro rata basis  based on the Basis  Risk  Shortfall  Amount  for each such  Class, second,  to the  Holders of the Class M-1 Notes,  third,  to the  Holders of the Class M-2 Notes, fourth,  to the  Holders of the Class M-3 Notes,  fifth,  to the  Holders of the Class M-4 Notes, sixth,  to the  Holders of the Class M-5 Notes,  seventh,  to the Holders of the Class M-6 Notes, eighth,  to the  Holders of the Class M-7 Notes  (allocated  among the Class M-7 Notes,  pro rata based  on their  respective  Note  Balances),  ninth,  to the  Holders  of the  Class  M-8  Notes
                  (allocated among the Class M-8 Notes,  pro rata based on their respective Note Balances),  tenth, to the Holders of the Class M-9 Notes and eleventh, to the Holders of the Class M-10 Notes;

                           (vii)    to the Swap Provider,  any remaining Swap Termination  Payment resulting from a
                  Swap Provider Trigger Event; and

                           (viii)   to the payment of the  remainder,  if any to the  Certificate  Paying  Agent on behalf of the Issuing Entity or to any other person legally entitled thereto.

                  The  Securities  Administrator  may fix a  record  date  and  Payment  Date  for any  payment  to
Noteholders   pursuant  to  this  Section  5.04.  At  least  15  days  before  such  record  date,  the  Securities
Administrator  shall mail to each  Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

                  Section 5.05.     Optional Preservation of the Trust Estate.

                  If the Notes have been declared to be due and payable  under  Section 5.02  following an Event of
Default and such declaration and its consequences  have not been rescinded and annulled,  the Indenture Trustee may elect to take and  maintain  possession  of the Trust  Estate.  It is the  desire  of the  parties  hereto  and the
Noteholders  that there be at all times  sufficient funds for the payment of principal of and interest on the Notes and other  obligations of the Issuing Entity,  the Indenture  Trustee and the Securities  Administrator  shall take such desire into account when determining  whether or not to take and maintain  possession of the Trust Estate.  In determining  whether and how to take and maintain  possession of the Trust Estate,  the Indenture  Trustee may, but
need  not,  obtain  and rely  upon the  written  advice or an  opinion  of an  Independent  investment  banking  or accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  Section 5.06.     Limitation of Suits.

                  No Holder of any Note shall have any right to institute  any  Proceeding,  judicial or otherwise, with  respect  to this  Indenture,  or for the  appointment  of a  receiver  or  trustee,  or for any other  remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                           (i)      such Holder has previously  given written notice to the Indenture  Trustee of a continuing Event of Default;

                           (ii)     the  Holders of not less than 25% of the  aggregate  Note  Balance of the Notes have made a written  request to the Indenture  Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii)    such  Holder  or  Holders  have  offered  to the  Indenture  Trustee  indemnity reasonably  satisfactory  to it against the costs,  expenses  and  liabilities  to be incurred in complying with such request;

                           (iv)     the  Indenture  Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

                           (v)      no  direction  inconsistent  with such  written  request  has been given to the
                  Indenture  Trustee  during such 60-day period by the Holders of a majority of the aggregate  Note
                  Balance of the Notes.

                  It is  understood  and intended  that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by availing of, any provision of this  Indenture to affect,  disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other
Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  Section 5.07.     Unconditional Rights of Noteholders To Receive Principal and Interest.

                  Notwithstanding  any other  provisions in this  Indenture,  the Holder of any Note shall have the right,  which is absolute and unconditional,  to receive payment of the principal of and interest,  if any, on such
Note on or after the  respective  due dates  thereof  expressed in such Note or in this  Indenture and to institute suit for the  enforcement  of any such  payment,  and such right shall not be impaired  without the consent of such
Holder.

                  Section 5.08.     Restoration of Rights and Remedies.

                  If the Indenture  Trustee or any  Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued  or abandoned for any reason or has been determined  adversely  to the  Indenture  Trustee or to such  Noteholder,  then and in every such case the  Issuing
Entity,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination in such  Proceeding,  be restored  severally and  respectively to their former positions  hereunder,  and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.09.     Rights and Remedies Cumulative.

                  No right or remedy herein  conferred  upon or reserved to the Indenture  Trustee,  the Securities
Administrator  or to the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative and in addition to every other right and remedy given hereunder  or now or hereafter  existing at law or in equity or  otherwise.  The  assertion  or  employment  of any right or remedy  hereunder,  or otherwise,  shall not prevent the  concurrent  assertion or employment of any other appropriate right or remedy.

                  Section 5.10.     Delay or Omission Not a Waiver.

                  No delay or omission  of the  Indenture  Trustee or any Holder of any Note to exercise  any right or remedy  accruing  upon any Event of Default  shall impair any such right or remedy or constitute a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy  given by this  Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be exercised  from time to time,  and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 5.11.     Control By Noteholders.

                  The Holders of a majority of the  aggregate  Note Balance of Notes shall have the right to direct the time,  method and place of conducting  any Proceeding  for any remedy  available to the Indenture  Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                           (i)      such  direction  shall  not be in  conflict  with any rule of law or with  this
                  Indenture;

                           (ii)     any  direction to the  Indenture  Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes  representing  not less than 100% of the  aggregate  Note Balance of the Notes;

                           (iii)    the Indenture Trustee has been provided with indemnity satisfactory to it; and

                           (iv)     the Indenture  Trustee may take any other action deemed proper by the Indenture
                  Trustee  that is not  inconsistent  with such  direction of the Holders of Notes  representing  a majority of the aggregate Note Balance of the Notes.

                  Notwithstanding  the rights of Noteholders  set forth in this Section 5.11 the Indenture  Trustee need not take any action that it determines might involve it in liability.

                  Section 5.12.     Waiver of Past Defaults.

                  Prior to the  declaration  of the  acceleration  of the  maturity  of the  Notes as  provided  in
Section 5.02 hereof,  the Holders of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its  consequences  except an Event of Default (a) with respect to payment of principal  of or interest on any of the Notes or (b) in respect of a covenant or provision  hereof which cannot be modified  or amended  without  the  consent of the Holder of each Note.  In the case of any such  waiver, the Issuing  Entity,  the Indenture  Trustee,  the Securities  Administrator  and the Holders of the Notes shall be restored to their  former  positions  and rights  hereunder,  respectively,  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this  Indenture;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Section 5.13.     Undertaking for Costs.

                  All parties to this Indenture  agree,  and each Holder of any Note and each  Beneficial  Owner of any interest  therein by such Holder's or  Beneficial  Owner's  acceptance  thereof shall be deemed to have agreed, that any court may in its  discretion  require,  in any suit for the  enforcement of any right or remedy under this
Indenture,  or in any suit against the  Indenture  Trustee or the  Securities  Administrator  for any action taken, suffered or omitted by it as Indenture  Trustee or Securities  Administrator,  the filing by any party  litigant in such  suit of an  undertaking  to pay the costs of such  suit,  and that such  court may in its  discretion  assess reasonable  costs,  including  reasonable  attorneys'  fees,  against any party  litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this  Section  5.13  shall  not  apply  to (a) any suit  instituted  by the  Indenture  Trustee  or the  Securities
Administrator,  (b) any suit instituted by any Noteholder, or group of Noteholders,  in each case holding more than
10% of the aggregate Note Balance of the Notes or (c) any suit  instituted by any  Noteholder  for the  enforcement of the payment of  principal  of or interest on any Note on or after the  respective  due dates  expressed  in such
Note and in this Indenture.

                  Section 5.14.     Waiver of Stay or Extension Laws.

                  The Issuing  Entity  covenants (to the extent that it may lawfully do so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or  advantage  of, any stay or extension  law  wherever  enacted,  now or at any time  hereafter  in force,  that may affect the  covenants or the performance of this Indenture;  and the Issuing Entity (to the extent that it may lawfully do so) hereby  expressly waives all benefit or  advantage  of any such law,  and  covenants  that it shall not  hinder,  delay or impede the execution of any power herein  granted to the Indenture  Trustee or the Securities  Administrator,  but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.15.     Sale of Trust Estate.

                           (a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust  Estate  pursuant to Section  5.04 hereof is  expressly  subject to the  provisions  of
                  Section  5.05  hereof  and this  Section  5.15.  The power to effect  any such Sale  shall not be exhausted by any one or more Sales as to any portion of the Trust Estate  remaining  unsold,  but shall  continue  unimpaired  until the entire  Trust  Estate  shall have been sold or all amounts payable on the Notes and under this  Indenture  shall have been paid.  The Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such Sale.  The Indenture  Trustee hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

                           (b)      The Indenture  Trustee shall not in any private Sale sell the Trust Estate,  or any portion thereof, unless:

                           (i)      the Holders of all Notes  consent to or direct the  Indenture  Trustee to make, such Sale, or

                           (ii)     the proceeds of such Sale would be not less than the entire  amount which would be payable to the  Noteholders  under the  Notes,  in full  payment  thereof in  accordance  with
                  Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                           (iii)    the  Indenture  Trustee  determines  that the  conditions  for retention of the
                  Trust Estate set forth in Section 5.05 hereof  cannot be satisfied  (in making any  determination under this Section 5.15,  the Indenture  Trustee may rely upon written advice or an opinion of an
                  Independent  investment  banking firm obtained and delivered as provided in Section 5.05 hereof), the  Holders of Notes  representing  at least  100% of the  aggregate  Note  Balance of the Notes consent to such Sale.

                  The  purchase by the  Indenture  Trustee of all or any  portion of the Trust  Estate at a private
Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                           (c)      [Reserved].

                           (d)      In connection with a Sale of all or any portion of the Trust Estate,

                           (i)      any Holder or Holders of Notes may bid for and purchase  the  property  offered for sale,  and upon  compliance  with the terms of sale may hold,  retain and possess and dispose of such  property,  without  further  accountability,  and may,  in  paying  the  purchase  money therefor,  deliver  any Notes or claims  for  interest  thereon  in lieu of cash up to the amount which shall,  upon  distribution of the net proceeds of such sale, be payable  thereon,  and such
                  Notes,  in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be  returned to the  Holders  thereof  after  being  appropriately  stamped to show such  partial payment;

                           (ii)     the Indenture  Trustee,  may bid for and acquire the property  offered for Sale in  connection  with any Sale thereof,  and,  subject to any  requirements  of, and to the extent permitted  by,  applicable  law in connection  therewith,  may purchase all or any portion of the
                  Trust Estate in a private sale,  and, in lieu of paying cash  therefor,  may make  settlement for the  purchase  price by  crediting  the gross Sale price  against the sum of (A) the amount which would be payable to the Holders of the Notes and  Holders of  Certificates  on the  Payment  Date
                  next  succeeding  the date of such Sale and (B) the  expenses of the Sale and of any  Proceedings in connection  therewith  which are  reimbursable  to it,  without being  required to produce the
                  Notes in order  to  complete  any such  Sale or in order  for the net Sale  price to be  credited against  such Notes,  and any  property so acquired by the  Indenture  Trustee  shall be held and dealt with by it in accordance with the provisions of this Indenture;

                           (iii)    the Indenture  Trustee shall execute and deliver an  appropriate  instrument of
                  conveyance,   prepared  by  the  Issuing  Entity  and  satisfactory  to  the  Indenture  Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                           (iv)     the  Indenture   Trustee  is  hereby   irrevocably   appointed  the  agent  and
                  attorney-in-fact  of the  Issuing  Entity to transfer  and convey its  interest in any portion of the Trust Estate in connection  with a Sale thereof,  and to take all action  necessary to effect such Sale; and

                           (v)      no  purchaser  or  transferee  at such a Sale shall be bound to  ascertain  the
                  Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  Section 5.16.     Action on Notes.

                  The Indenture  Trustee's right to seek and recover  judgment on the Notes or under this Indenture shall not be affected by the seeking,  obtaining or  application  of any other relief under or with respect to this
Indenture.  Neither  the lien of this  Indenture  nor any  rights  or  remedies  of the  Indenture  Trustee  or the
Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the Issuing Entity or by the levy of any  execution  under  such  judgment  upon any  portion  of the Trust  Estate or upon any of the assets of the  Issuing  Entity.  Any  money or  property  collected  by the  Indenture  Trustee  or the  Securities
Administrator shall be applied by the Securities Administrator in accordance with Section 5.04(b) hereof.

                  Section 5.17.     Performance and Enforcement of Certain Obligations.

                           (a)      Promptly  following a request from the Indenture  Trustee to do so, the Issuing
                  Entity in its  capacity as holder of the  Mortgage  Loans,  shall take all such lawful  action as the  Indenture  Trustee  may  request  to cause the  Issuing  Entity  to  compel  or  secure  the performance and observance by the Seller,  the Originator,  the Master Servicer and the Servicer,
                  as applicable,  of each of their  obligations  to the Issuing Entity under or in connection  with the Assignment  Agreement,  the Purchase Agreement and the Sale and Servicing  Agreement,  and to
                  exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Issuing
                  Entity under or in  connection  with the  Assignment  Agreement,  the Purchase  Agreement and the
                  Sale and Servicing  Agreement to the extent and in the manner directed by the Indenture  Trustee, as pledgee of the Mortgage  Loans,  including the  transmission of notices of default on the part of  the  Seller,  the  Originator,  the  Master  Servicer  or the  Servicer  thereunder  and  the institution of legal or  administrative  actions or  proceedings to compel or secure  performance by the Seller,  the Originator,  the Master Servicer or the Servicer of each of their obligations under the Assignment Agreement and the Sale and Servicing Agreement.

                           (b)      The  Indenture  Trustee,  as pledgee of the  Mortgage  Loans,  may,  and at the direction  (which  direction shall be in writing or by telephone  (confirmed in writing  promptly thereafter))  of the  Holders of  66-2/3%  of the  aggregate  Note  Balance  of the Notes,  shall exercise all rights,  remedies,  powers,  privileges and claims of the Issuing Entity against the
                  Seller,  the  Originator,  the Master  Servicer or the Servicer  under or in connection  with the
                  Assignment  Agreement,  the Purchase  Agreement and the Sale and Servicing  Agreement,  including the  right or power to take any  action to compel or  secure  performance  or  observance  by the
                  Seller,  the  Originator,  the Master  Servicer or the  Servicer,  as the case may be, of each of their  obligations to the Issuing Entity  thereunder  and to give any consent,  request,  notice, direction,  approval,  extension or waiver under the Assignment Agreement, the Purchase Agreement and the Sale and  Servicing  Agreement,  as the case may be, and any right of the Issuing  Entity to take such action shall not be suspended.

                                                    ARTICLE VI

                              THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

                  Section 6.01.     Duties of Indenture Trustee and Securities Administrator.

         (a)               If an Event of Default has occurred and is  continuing,  each of the  Indenture  Trustee and the  Securities  Administrator  shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent  person would exercise or use under the  circumstances in the conduct of such person's own affairs.

         (b)               Except during the continuance of an Event of Default:

                           (i)      each of the Indenture  Trustee and the Securities  Administrator  undertakes to perform such duties and only such duties as are  specifically  set forth in this Indenture and no implied  covenants  or  obligations  shall be read  into this  Indenture  against  the  Indenture
                  Trustee or the Securities Administrator; and

                           (ii)     in the absence of bad faith on its part, each of the Indenture  Trustee and the
                  Securities  Administrator  may  conclusively  rely,  as to the  truth of the  statements  and the correctness of the opinions  expressed  therein,  upon certificates or opinions  furnished to the
                  Indenture  Trustee or the Securities  Administrator  and conforming to the  requirements  of this
                  Indenture;  however,  each of the  Indenture  Trustee  and  the  Securities  Administrator  shall examine the certificates  and opinions to determine  whether or not they conform on their face to the requirements of this Indenture.

         (c)               Neither the  Indenture  Trustee nor the  Securities  Administrator  may be relieved from liability for its own negligent  action,  its own negligent  failure to act or its own willful  misconduct,  except that:

                           (i)      this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                           (ii)     neither the Indenture Trustee nor the Securities  Administrator shall be liable for any error of judgment  made in good faith by a Responsible  Officer  unless it is proved that the  Indenture  Trustee  or  the  Securities  Administrator,  as  applicable,  was  negligent  in ascertaining the pertinent facts; and

                           (iii)    neither the Indenture Trustee nor the Securities  Administrator shall be liable with  respect  to any  action  it  takes or omits  to take in good  faith  in  accordance  with a direction  received by it from  Noteholders or from the Issuing  Entity,  which they are entitled to give under the Basic Documents.

         (d)               Neither the  Indenture  Trustee  nor the  Securities  Administrator  shall be liable for interest on any money received by it.

                           (e)      Money held in trust by the Indenture  Trustee or the  Securities  Administrator
                  need not be segregated  from other trust funds except to the extent  required by law or the terms of this Indenture or the Trust Agreement.

                           (f)      No provision  of this  Indenture  shall  require the  Indenture  Trustee or the
                  Securities  Administrator to expend or risk its own funds or otherwise incur financial  liability in the  performance  of any of its duties  hereunder  or in the  exercise of any of its rights or powers,  if it  shall  have  reasonable  grounds  to  believe  that  repayment  of such  funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                           (g)      Every  provision of this  Indenture  relating to the conduct or  affecting  the liability of or affording  protection to the Indenture  Trustee and the Securities  Administrator
                  shall be subject to the provisions of this Section and to the provisions of the TIA.

                           (h)      The Indenture  Trustee  shall act in  accordance  with Section 6.07 of the Sale and  Servicing  Agreement  and  shall  act as  successor  to the  Master  Servicer  or  appoint a successor Master Servicer in accordance with Section 6.07 of the Sale and Servicing Agreement.

                           (i)      In order to comply with the U.S.A.  Patriot Act, the  Securities  Administrator shall obtain and verify certain  information  and  documentation  from the other parties  hereto, including but not limited to, such party's name, address and other identifying information.

                           (j)      The  Securities  Administrator  agrees to notify  the Master  Servicer  on each
                  Servicer  Remittance Date of the aggregate  dollar amount of the funds received by the Securities
                  Administrator  from the  Servicer  on such  Servicer  Remittance  Date and any other  information reasonably  requested  by the Master  Servicer,  so as to enable the Master  Servicer to make the reconciliations  and  verifications  required to be made by it  pursuant  to Section  4.01 of the
                  Sale and Servicing Agreement.

         (j)      (i) In the  event  that the Swap  Provider  fails to  perform  any of its  obligations  under the
Interest  Rate Swap  Agreement  (including,  without  limitation,  its  obligation  to make any payment or transfer collateral),  or breaches any of its representations and warranties  thereunder,  or in the event that any Event of
Default,  Termination Event, or Additional  Termination Event (each as defined in the Interest Rate Swap Agreement)
occurs with respect to the Interest Rate Swap Agreement,  the Securities  Administrator  shall,  promptly following actual  notice of such  failure,  breach or event,  notify the Depositor and send any notices and make any demands, on behalf of the Issuing  Entity,  as required  under the Interest Rate Swap Agreement to enforce the rights of the
Issuing Entity under the Interest Rate Swap Agreement.

In the event that the Swap  Provider's  obligations  are  guaranteed by a third party under a guaranty  relating to the Interest Rate Swap  Agreement  (such guaranty the "Swap  Guaranty" and such third party the "Swap  Guarantor"), then to the extent  that the Swap  Provider  fails to make any  payment by the close of  business  on the day it is required to make payment under the terms of the Interest Rate Swap Agreement,  the Securities  Administrator shall, promptly  following  actual notice of the Swap  Provider's  failure to pay, demand that the Swap Guarantor make any and all payments then required to be made by the Swap  Guarantor  pursuant to such Swap  Guaranty;  provided,  that the Securities  Administrator  shall in no event be liable for any failure or delay in the  performance by the Swap
Provider or any Swap  Guarantor of its  obligations  hereunder or pursuant to the Interest Rate Swap  Agreement and the  Swap  Guaranty,  nor for any  special,  indirect  or  consequential  loss or  damage  of any  kind  whatsoever
(including but not limited to lost profits) in connection therewith.

                  (ii) In the  event  that the Cap  Provider  fails to  perform  any of its  obligations  under the
Interest  Rate Cap  Agreement  (including,  without  limitation,  its  obligation  to make any  payment or transfer collateral),  or breaches any of its representations and warranties  thereunder,  or in the event that any Event of
Default,  Termination  Event, or Additional  Termination Event (each as defined in the Interest Rate Cap Agreement)
occurs with respect to the Interest Rate Cap Agreement,  the Securities  Administrator  shall,  promptly  following actual  notice of such  failure,  breach or event,  notify the Depositor and send any notices and make any demands, on behalf of the Issuing  Entity,  as required  under the Interest  Rate Cap Agreement to enforce the rights of the
Issuing Entity under the Interest Rate Cap Agreement.

                  In the  event  that the Cap  Provider's  obligations  are  guaranteed  by a third  party  under a guaranty  relating to the Interest Rate Cap Agreement  (such  guaranty the "Cap  Guaranty" and such third party the
"Cap  Guarantor"),  then to the extent that the Cap Provider  fails to make any payment by the close of business on the day it is  required  to make  payment  under the  terms of the  Interest  Rate Cap  Agreement,  the  Securities
Administrator  shall,  promptly  following actual notice of the Cap Provider's  failure to pay, demand that the Cap
Guarantor  make any and all payments then  required to be made by the Cap Guarantor  pursuant to such Cap Guaranty;
provided,  that  the  Securities  Administrator  shall  in no  event  be  liable  for any  failure  or delay in the performance  by the Cap  Provider or any Cap  Guarantor  of its  obligations  hereunder or pursuant to the Interest
Rate Cap Agreement  and the Cap  Guaranty,  nor for any special,  indirect or  consequential  loss or damage of any kind whatsoever (including but not limited to lost profits) in connection  therewith.Please  modify Section 6.01 as follows:

                  (iii) Upon an early  termination  of the Interest  Rate Swap  Agreement  other than in connection with the optional  redemption  of the Notes,  the  Securities  Administrator,  at the direction and guidance of the
Majority  Certificateholder  of the Owner Trust  Certificates,  will use reasonable  efforts to appoint a successor swap  provider to enter into a new  interest  rate swap  agreement on terms  substantially  similar to the Interest
Rate Swap  Agreement,  with a successor  swap provider  meeting all  applicable  eligibility  requirements.  If the
Securities  Administrator  receives a  termination  payment from the Swap  Provider in  connection  with such early termination,  the Securities  Administrator will apply such termination  payment to any upfront payment required to appoint the successor swap provider.  If the Securities  Administrator is required to pay a termination  payment to the Swap Provider in connection with such early  termination,  the Securities  Administrator will apply any upfront payment received from the successor swap provider to pay such termination payment.

                  If the Securities  Administrator  is unable to appoint a successor  swap provider  within 30 days of the early termination,  then the Securities  Administrator (acting on behalf of the Issuing Entity) will deposit any  termination  payment  received from the original Swap Provider into a separate,  non-interest  bearing reserve account and will,  on each  subsequent  Payment Date,  withdraw  from the amount then  remaining on deposit in such reserve  account an amount equal to the Net Swap Payment,  if any, that would have been paid to the Issuing  Entity by the  original  Swap  Provider  calculated  in  accordance  with the  terms of the  original  Interest  Rate Swap
Agreement, and distribute such amount in accordance with the terms of Section 3.04 hereof.

                  Upon an early  termination  of the Interest Rate Swap  Agreement in connection  with the optional redemption of the Notes,  if the Securities  Administrator  receives a termination  payment from the Swap Provider, such termination payment will be distributed in accordance with Section 3.05 hereof.

                  (iv) Upon an early  termination of the Interest Rate Cap Agreement  other than in connection with the optional redemption of the Notes, the Securities  Administrator,  at the direction and guidance of the Majority
Certificateholder  of the Owner  Trust  Certificates,  will use  reasonable  efforts  to  appoint a  successor  cap provider to enter into a new interest  rate cap agreement on terms  substantially  similar to the Interest Rate Cap
Agreement,  with a  successor  cap  provider  meeting  all  applicable  eligibility  requirements.  The  Securities
Administrator  will apply any termination  payment  received from the original Cap Provider in connection with such early termination to the upfront payment required to appoint the successor cap provider.

                  If the Securities  Administrator  is unable to appoint a successor cap provider within 30 days of the early  termination,  then the Securities  Administrator  (acting on behalf of the Issuing  Entity) will deposit any  termination  payment  received from the original Cap Provider into a separate,  non-interest  bearing  reserve account and will,  on each  subsequent  Payment Date,  withdraw  from the amount then  remaining on deposit in such reserve  account an amount equal to the Cap  Payment,  if any,  that would have been paid to the Issuing  Entity by the original Cap Provider  calculated in  accordance  with the terms of the original  Interest Rate Cap  Agreement, and distribute such amount in accordance with the terms of Section 3.05 hereof.

                  Upon an early  termination  of the Interest Rate Cap  Agreement in  connection  with the optional redemption of the Notes,  if the  Securities  Administrator  receives a termination  payment from the Cap Provider, such termination payment will be distributed in accordance with Section 3.05 hereof.

                  Section 6.02.     Rights of Indenture Trustee and Securities Administrator.

                  (a)      Each of the Indenture  Trustee and the Securities  Administrator  may conclusively  rely on, and shall be fully  protected  from acting or refraining  from acting upon,  any document  believed by it to be genuine  and to have been  signed or  presented  by the  proper  person.  Neither  the  Indenture  Trustee  nor the
Securities Administrator need investigate any fact or matter stated in the document.

                           (b)      Before the Indenture Trustee or the Securities  Administrator  acts or refrains from  acting,  it may require an  Officer's  Certificate  or an Opinion of  Counsel.  Neither the
                  Indenture  Trustee nor the  Securities  Administrator  shall be liable for any action it takes or omits to take in good faith in reliance on and in  accordance  with an Officer's  Certificate  or
                  Opinion of Counsel.

                           (c)      Neither the Indenture Trustee nor the Securities  Administrator shall be liable for any action it takes or omits to take in good faith  which it  believes  to be  authorized  or within its rights or powers;  provided,  however,  that the Indenture Trustee's or the Securities
                  Administrator's conduct does not constitute willful misconduct, negligence or bad faith.

                           (d)      Each of the  Indenture  Trustee and the  Securities  Administrator  may consult with  counsel,  and the advice or Opinion of Counsel  with respect to legal  matters  relating to the Basic  Documents and the Notes shall be full and complete  authorization  and protection from liability in respect to any action  taken,  omitted or suffered by it hereunder or in  connection herewith in good faith and in accordance with the advice or opinion of such counsel.

                           (e)      Each of the Indenture Trustee and the Securities  Administrator may execute any of the trusts or powers  hereunder  or perform  any duties  hereunder,  either  directly or by or through  agents,  attorneys,  custodians or nominees  appointed  with due care,  and shall not be responsible  for any  willful  misconduct  or  negligence  on the  part of any  agent,  attorney, custodian or nominee so appointed.

                           (f)      In no event shall the Indenture Trustee be liable, directly or indirectly,  for any special,  indirect or consequential  damages,  even if the Indenture Trustee has been advised of the possibility of such damages.

                           (g)      Any  permissive  right of the Indenture  Trustee  enumerated in this  Indenture shall not be construed as a duty.

                           (h)      The  Securities  Administrator  shall be  entitled  to all of the same  rights, protections, immunities and indemnities of the Indenture Trustee set forth herein.

                  Section 6.03.     Individual Rights of Indenture Trustee and Securities Administrator.

                  The Indenture  Trustee or the  Securities  Administrator  in its individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuing  Entity or its  Affiliates  with the same rights it would have if it were not Indenture  Trustee or the  Securities  Administrator,  as  applicable, subject to the  requirements of the Trust  Indenture Act. Any Note  Registrar,  co-registrar or co-paying agent may do the same with like  rights.  However,  each of the  Indenture  Trustee  and the  Securities  Administrator  must comply with Sections 6.11 and 6.12 hereof.

                  Section 6.04.     Indenture Trustee's and Securities Administrator's Disclaimer.

                  Neither the Indenture  Trustee nor the  Securities  Administrator  shall be  responsible  for and makes no  representation  as to the validity or adequacy of this Indenture,  the Notes or any other Basic Document, it shall not be  accountable  for the Issuing  Entity's  use of the  proceeds  from the Notes,  and it shall not be responsible  for any statement of the Issuing Entity in the Indenture or in any document  issued in connection with the sale of the Notes or in the Notes other than the Securities Administrator's certificate of authentication.

                  Section 6.05.     Notice of Event of Default.

                  Subject to Section 5.01,  the Indenture  Trustee or the Securities  Administrator  shall promptly mail to each Noteholder  notice of the Event of Default after it is actually known to a Responsible  Officer of the
Indenture  Trustee or the Securities  Administrator,  unless such Event of Default shall have been waived or cured.
Except in the case of an Event of Default in  payment  of  principal  of or  interest  on any Note,  the  Indenture
Trustee or the  Securities  Administrator  may  withhold  the notice if and so long as it in good faith  determines that withholding the notice is in the interests of Noteholders.

                  Section 6.06.     Reports by the Securities Administrator to Holders and Tax Administration.

                  The  Securities  Administrator  shall  deliver  to each  Noteholder  such  information  as may be required by the Internal  Revenue  Service or by federal or state law or rules or regulations to enable such holder to prepare its federal and state  income tax  returns.  The  Securities  Administrator  shall  prepare and file (or cause to be prepared and filed),  on behalf of the Owner  Trustee or the Issuing  Entity,  all tax returns (if any)
and  information  reports,  tax elections  and such annual or other reports of the Issuing  Entity as are necessary for  preparation  of tax  returns and  information  reports as  provided  in Section  5.03 of the Trust  Agreement, including  without  limitation  Form  1099.  All tax  returns  and  information  reports  shall  be  signed  by the
Securities Administrator, as provided in Section 5.03 of the Trust Agreement.

                  Section 6.07.     Compensation and Indemnity.

                  Each of the Indenture Trustee,  Custodian and the Securities  Administrator  shall be paid by the
Master Servicer from a portion of the Master Servicing Fee as compensation for its services.

                  The Issuing  Entity shall  reimburse the Indenture  Trustee,  the Securities  Administrator,  the
Custodian and the Owner Trustee for all reasonable  out-of-pocket  expenses incurred or made by it, including costs of collection.  Such expenses shall include expenses,  disbursements and advances of the Indenture  Trustee's,  the
Securities  Administrator's,  Custodian's or the Owner Trustee's  agents,  counsel,  accountants  and experts.  The
Issuing Entity shall indemnify each of the Indenture Trustee, the Securities  Administrator,  the Custodian and the
Master  Servicer  and hold each of them  harmless  against any and all claim,  tax,  penalty,  loss,  liability  or expense  (including  attorneys'  fees and expenses) of any kind  whatsoever  incurred by it in connection  with the administration  of this Trust and the  performance  of its duties under any of the Basic  Documents.  The Indenture
Trustee, the Securities  Administrator,  the Custodian, the Depositor or the Master Servicer, as applicable,  shall notify  the  Issuing  Entity  promptly  of any claim  for which it may seek  indemnity.  Failure  by the  Indenture
Trustee,  the  Securities  Administrator,  the  Custodian,  the  Depositor or the Master  Servicer to so notify the
Issuing  Entity shall not relieve the Issuing  Entity of its  obligations  hereunder,  unless the Issuing  Entity's defense of such claim is materially  prejudiced  thereby.  The Issuing Entity shall defend any such claim,  and the
Indenture  Trustee,  the  Securities  Administrator,  the  Custodian,  the  Depositor  or the Master  Servicer,  as
applicable  (each an "Indemnified  Party") shall have the right to employ separate counsel with respect to any such claim and to  participate  in the  defense  thereof,  but the fees and  expenses  of such  counsel  shall be at the expense of such  Indemnified  Party unless:  (i) the  employment  thereof has been  specifically  authorized by the
Issuing Entity in writing;  (ii) such  Indemnified  Party shall have been advised by such counsel that there may be one or more legal  defenses  available  to it which are  different  from or  additional  to those  available to the
Issuing  Entity and in the  reasonable  judgment of such  counsel it is  advisable  for such  Indemnified  Party to employ  separate  counsel or (iii) the  Issuing  Entity has  failed to assume  the  defense of such claim  within a reasonable  period of time following  written notice thereof,  it being  understood,  however,  with respect to any event  described in clause (ii) or clause (iii) hereof,  that the Issuing Entity shall not, in connection  with any one such claim or separate but  substantially  similar or related  claims in the same  jurisdiction  arising out of the same general  allegations or  circumstances,  be liable for the  reasonable  fees and expenses of more than one separate  firm of attorneys  (in addition to local  counsel) at any time for all such  Indemnified  Parties,  which firm shall be designated in writing by the  Indemnified  Parties.  The Issuing Entity is not obligated to reimburse any expense or indemnify against any loss,  liability or expense incurred by the Indenture Trustee,  the Securities
Administrator,  the  Custodian,  the  Depositor  or the  Master  Servicer  through  the  Indenture  Trustee's,  the
Securities  Administrator's,  the  Custodian's,  the Depositor's or the Master  Servicer's own willful  misconduct, negligence or bad faith.

                  Notwithstanding  anything to the contrary  contained herein,  the Issuing Entity shall not settle any claim  involving the  Indenture  Trustee  without the Indenture  Trustee's  prior written  consent  unless such settlement  involves a complete  and  absolute  release of the  Indenture  Trustee  from any and all  liability  in connection with such claim.

                  The Issuing  Entity's  payment and  indemnification  obligations  to the Indenture  Trustee,  the
Securities  Administrator,  the Custodian,  the Depositor,  the Master  Servicer and the Owner Trustee  pursuant to this  Section  6.07 shall  survive the  discharge of this  Indenture  and the  termination  or  resignation  of the
Indenture Trustee,  the Securities  Administrator,  the Custodian,  the Depositor or the Master Servicer.  When the
Indenture Trustee, the Securities  Administrator,  the Custodian,  the Depositor,  the Master Servicer or the Owner
Trustee  incurs  expenses  after the  occurrence  of an Event of Default  with respect to the Issuing  Entity,  the expenses are intended to  constitute  expenses of  administration  under Title 11 of the United  States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 6.08.     Replacement of Indenture Trustee or Securities Administrator.

                  No  resignation  or  removal of the  Indenture  Trustee or the  Securities  Administrator  and no
appointment  of a  successor  Indenture  Trustee or  Securities  Administrator  shall  become  effective  until the acceptance of appointment by the successor Indenture Trustee or Securities  Administrator  pursuant to this Section
6.08.  The Indenture  Trustee or the  Securities  Administrator  may resign at any time by so notifying the Issuing
Entity.  Holders of a majority of Note  Balances of the Notes may remove the  Indenture  Trustee or the  Securities
Administrator  by so notifying  the Indenture  Trustee or the  Securities  Administrator,  as  applicable,  and may appoint a successor  Indenture Trustee or Securities  Administrator.  The Issuing Entity shall remove the Indenture
Trustee or the Securities Administrator if:

                           (i)      the Indenture Trustee or the Securities  Administrator  fails to comply with or qualify pursuant to the provisions of Section 6.11 hereof;

                           (ii)     the Indenture  Trustee or the Securities  Administrator  is adjudged a bankrupt or insolvent;

                           (iii)    a receiver or other public  officer  takes charge of the  Indenture  Trustee or the Securities Administrator or its property;

                           (iv)     the  Indenture  Trustee  or  the  Securities  Administrator  otherwise  becomes incapable of acting; or

                           (v)      the Master  Servicer is  terminated  pursuant  to Section  6.06 of the Sale and
                  Servicing Agreement.

                  If the Indenture  Trustee or the Securities  Administrator  resigns or is removed or if a vacancy exists in the office of the  Indenture  Trustee or the  Securities  Administrator  for any  reason  (the  Indenture
Trustee in such event being referred to herein as the retiring  Indenture Trustee and the Securities  Administrator
in such event being  referred to herein as the  retiring  Securities  Administrator  ), the Issuing  Entity  shall, promptly appoint a successor Indenture Trustee or Securities Administrator, as applicable.

                  A successor  Indenture Trustee or Securities  Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or Securities  Administrator,  as applicable,  and to the Issuing
Entity.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee or  Securities  Administrator shall  become  effective,  and the  successor  Indenture  Trustee or  Securities  Administrator  shall have all the rights,  powers  and duties of the  Indenture  Trustee  or  Securities  Administrator,  as  applicable,  under this
Indenture.  The successor  Indenture Trustee or Securities  Administrator  shall mail a notice of its succession to
Noteholders and the Rating Agencies.  The retiring  Indenture  Trustee or Securities  Administrator  shall promptly transfer all property  held by it as Indenture  Trustee or  Securities  Administrator  to the  successor  Indenture
Trustee or Securities Administrator, as applicable.

                  If a successor  Indenture  Trustee or  Securities  Administrator  does not take office  within 30 days after the  retiring  Indenture  Trustee  or  Securities  Administrator  resigns or is  removed,  the  retiring
Indenture Trustee or Securities  Administrator,  as applicable,  the Issuing Entity or the Holders of a majority of
Note  Balances of the Notes may petition any court of competent  jurisdiction  for the  appointment  of a successor
Indenture Trustee or Securities Administrator.

                  Notwithstanding  the replacement of the Indenture  Trustee or Securities  Administrator  pursuant to this  Section,  the Issuing  Entity's  obligations  under  Section  6.07 shall  continue  for the benefit of the retiring Indenture Trustee or Securities Administrator.

                  Section 6.09.     Successor Indenture Trustee or Securities Administrator by Merger.

                  If either the Indenture  Trustee or the Securities  Administrator  consolidates  with,  merges or converts  into,  or transfers  all or  substantially  all of its  corporate  trust  business or assets to,  another corporation or banking association,  the resulting,  surviving or transferee corporation,  without any further act, shall be the  successor  Indenture  Trustee  or  Securities  Administrator,  as  applicable;  provided,  that  such corporation  or banking  association  shall be otherwise  qualified  and eligible  under  Section 6.11 hereof.  The
Indenture  Trustee or the Securities  Administrator,  as applicable,  shall provide the Rating  Agencies with prior written notice of any such transaction.

                  If at the time such  successor  or  successors  by merger,  conversion  or  consolidation  to the
Securities  Administrator  shall  succeed to the trusts  created by this  Indenture and any of the Notes shall have been  authenticated  but  not  delivered,  any  such  successor  to the  Securities  Administrator  may  adopt  the certificate of  authentication of any predecessor  trustee and deliver such Notes so authenticated;  and if at that time any of the Notes  shall  not have been  authenticated,  any  successor  to the  Securities  Administrator  may authenticate  such Notes either in the name of any  predecessor  hereunder  or in the name of the  successor to the
Securities  Administrator;  and in all such cases such  certificates  shall have the full force  which it is in the
Notes or in this Indenture provided that the certificate of the Securities Administrator shall have.

                  Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                           (a)      Notwithstanding  any other  provisions of this Indenture,  at any time, for the purpose of  meeting  any legal  requirement  of any  jurisdiction  in which any part of the Trust
                  Estate may at the time be located,  the  Indenture  Trustee  shall have the power and may execute and  deliver  all  instruments  to  appoint  one  or  more  Persons  to act  as a  co-trustee  or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Trust Estate, and to vest in such Person or Persons,  in such capacity and for the benefit of the  Noteholders, such title to the Trust  Estate,  or any part hereof,  and,  subject to the other  provisions  of this Section, such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider  necessary or desirable.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

                           (b)      Every separate  trustee and co-trustee  shall, to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i)      all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
                  Indenture  Trustee  shall  be  conferred  or  imposed  upon and  exercised  or  performed  by the
                  Indenture  Trustee and such separate  trustee or  co-trustee  jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the Indenture
                  Trustee  joining in such act),  except to the extent  that under any law of any  jurisdiction  in which any particular  act or acts are to be performed the Indenture  Trustee shall be incompetent or  unqualified  to perform  such act or acts,  in which event such  rights,  powers,  duties and obligations  (including  the holding of title to the Trust  Estate or any portion  thereof in any such  jurisdiction)  shall  be  exercised  and  performed  singly  by such  separate  trustee  or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii)     no  trustee  hereunder  shall be  personally  liable  by  reason  of any act or omission of any other trustee hereunder; and

                           (iii)    the Indenture  Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

                           (c)      Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee shall refer to this  Indenture and the  conditions of this Article VI. Each separate  trustee and co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Indenture  Trustee or  separately,  as may be provided  therein,  subject to all the  provisions of this  Indenture, specifically  including every provision of this Indenture  relating to the conduct of,  affecting the  liability  of, or affording  protection  to, the Indenture  Trustee.  Every such  instrument shall be filed with the Indenture Trustee.

                           (d)      Any separate  trustee or co-trustee  may at any time  constitute  the Indenture
                  Trustee,  its  agent or  attorney-in-fact  with full  power  and  authority,  to the  extent  not prohibited  by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name.  If any  separate  trustee or  co-trustee  shall die,  become  incapable  of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by the  Indenture  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

                  Section 6.11.     Eligibility; Disqualification.

                  The  Indenture  Trustee  shall  at all  times  satisfy  the  requirements  of TIA §  310(a).  The
Indenture  Trustee  shall have a combined  capital  and  surplus of at least  $50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a long-term  debt rating of "Baa3" or better by Moody's  and "BBB" or better by S&P and Fitch.  The  Indenture  Trustee  shall  comply with TIA § 310(b), including the optional  provision  permitted by the second  sentence of TIA § 310(b)(9);  provided,  however,  that there shall be excluded  from the  operation  of TIA § 310(b)(1)  any  indenture  or  indentures  under which other securities  of the  Issuing  Entity are  outstanding  if the  requirements  for such  exclusion  set forth in TIA §
310(b)(1) are met.

                  Section 6.12.     Preferential Collection of Claims Against Issuing Entity.

                  The  Indenture  Trustee  shall  comply with TIA § 311(a),  excluding  any  creditor  relationship listed in TIA § 311(b).  An Indenture  Trustee who has  resigned or been  removed  shall be subject to TIA § 311(a)
to the extent indicated.

                  Section 6.13.     Representations and Warranties.

                  The Indenture Trustee hereby represents that:

                           (i)      It is a  banking  corporation  duly  organized,  validly  existing  and in good standing under the laws of the State of New York.

                           (ii)     The execution  and delivery of this  Indenture by it, and the  performance  and compliance  with  the  terms  of this  Indenture  by it,  will  not  violate  its  organizational documents.

                           (iii)    It has  the  full  power  and  authority  to  enter  into  and  consummate  all transactions  contemplated  by this Indenture has duly  authorized  the  execution,  delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                           (iv)     This  Indenture,  assuming  due  authorization,  execution  and delivery by the
                  Issuing Entity,  constitutes a valid, legal and binding obligation of it, enforceable  against it in  accordance  with  the  terms  hereof,  subject  to  (A)  applicable  bankruptcy,  insolvency, receivership,  reorganization,  moratorium and other laws affecting the enforcement of creditors'
                  rights generally,  and (B) general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  Section 6.14.     Directions to Indenture Trustee and Securities Administrator.

                  Each of the Indenture Trustee and the Securities Administrator are hereby directed:

                           (i)      in the case of the  Indenture  Trustee,  to accept the  pledge of the  Mortgage
                  Loans;

                           (ii)     in the case of the  Securities  Administrator,  to cause the  Custodian to hold the assets of the Trust in trust for the Noteholders  and to  authenticate  and deliver the Notes substantially  in the  form  prescribed  by  Exhibits  A-1  through  A-2  to  this  Indenture  in accordance with the terms of this Indenture; and

                           (iii)    to take all  other  actions  as shall be  required  to be taken by it under the terms of this Indenture.

                  Section 6.15.     The Agents.

                  The provisions of this Indenture  relating to the limitations of the Indenture  Trustee's and the
Securities  Administrator's  liability and to its indemnity,  rights and protections shall inure also to the Paying
Agent and Note Registrar.

                                                    ARTICLE VII

                                          NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.01.     Issuing  Entity To Furnish  Securities  Administrator  Names and  Addresses of
                                    Noteholders.

                  The Issuing  Entity will  furnish or cause to be furnished to the  Securities  Administrator  (a)
not more  than five days  after  each  Record  Date,  a list,  in such  form as the  Securities  Administrator  may reasonably  require,  of the names and  addresses of the Holders of Notes as of such Record  Date,  and (b) at such other times as the  Securities  Administrator  may request in writing,  within 30 days after receipt by the Issuing
Entity of any such  request,  a list of  similar  form and  content as of a date not more than 10 days prior to the time  such  list  is  furnished;  provided,  however,  that so long as the  Securities  Administrator  is the  Note
Registrar, no such list shall be required to be furnished to the Securities Administrator.

                  Section 7.02.     Preservation of Information; Communications to Noteholders.

         (a)               The  Securities  Administrator  shall  preserve,  in as current a form as is  reasonably practicable,  the names and  addresses of the Holders of Notes  contained in the most recent list  furnished to the
Indenture  Trustee as provided in Section 7.01 hereof and the names and  addresses of Holders of Notes  received by the  Securities  Administrator  in its capacity as Note  Registrar.  The Securities  Administrator  may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b)               Noteholders  or  Note  Owners  may  communicate  pursuant  to TIA §  312(b)  with  other
Noteholders or Note Owners with respect to their rights under this Indenture or under the Notes.

         (c)               The Issuing Entity,  the Indenture  Trustee,  the Securities  Administrator and the Note
Registrar shall have the protection of TIA § 312(c).

                  Section 7.03.     Reports of Issuing Entity.

         (a)               Solely in accordance with Section 4.02 of the Sale and Servicing Agreement,

                           (i)      The  Securities  Administrator  shall file with the Commission on behalf of the
                  Issuing  Entity,  with a copy to the Issuing  Entity and the  Depositor  upon filing,  the annual reports  and the  information,  documents  and  other  reports  (or such  portions  of any of the foregoing as the Commission may from time to time by rules and  regulations  prescribe)  that the
                  Issuing  Entity may be  required to file with the  Commission  pursuant to Section 13 or 15(d) of the Exchange Act;

                           (ii)     The Securities  Administrator shall file with the Commission,  on behalf of the
                  Issuing  Entity,  in accordance  with rules and  regulations  prescribed from time to time by the
                  Commission such additional  information,  documents and reports with respect to compliance by the
                  Issuing  Entity with the  conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii)    The Securities  Administrator  shall supply (and the  Securities  Administrator shall  transmit by mail to all  Noteholders  described  in TIA § 313(c))  such  summaries  of any information,  documents  and  reports  required  to be filed by the  Issuing  Entity  pursuant to clauses (i) and (ii) of this Section  7.03(a) and by rules and  regulations  prescribed from time to time by the Commission.

                           (iv)     For each  Distribution  Date,  through and including the  Distribution  Date in
                  December 2007, the Securities  Administrator  shall calculate the Significance  Percentage of the
                  Interest Rate Swap  Agreement and the Interest Rate Cap  Agreement.  If on any such  Distribution
                  Date,  the  aggregate  Significance  Percentage  is equal to or greater than 10%, the  Securities
                  Administrator  shall  promptly  notify  the  Depositor  and  the  Depositor,  on  behalf  of  the
                  Securities  Administrator,  shall obtain the  financial  information  required to be delivered by the Swap  Provider  and the Cap  Provider,  pursuant  to the  terms  of the  Interest  Rate  Swap
                  Agreement  and the Interest Rate Cap  Agreement,  as  applicable.  If, on any  Distribution  Date through and including the  Distribution  Date in December  2007, the  Significance  Percentage of
                  the  Interest  Rate Swap  Agreement  and the Interest  Rate Cap  Agreement is equal to or greater than 10%, the  Securities  Administrator  shall  promptly  notify the Depositor and the Depositor
                  shall,   within  5  Business  Days  of  such  Distribution   Date,   deliver  to  the  Securities
                  Administrator  the  financial  information  provided to it by the Swap  Provider and Cap Provider for inclusion in the Form 10-D relating to such Distribution Date.

                  With respect to any Payment  Date,  for  purposes of  determining  the  numerator of the fraction that  constitutes the Significance  Percentage,  the interest rate used to project future amounts payable under the
Interest Rate Swap Agreement  shall be equal to the highest rate reflected on the Implied  Forwards Curve available at  Bloomberg  Financial  Markets,  L.P.  for the  remaining  term of the  Interest  Rate Swap  Agreement  plus the percentage  equivalent  of a  fraction,  the  numerator  of  which  is 3.00%  and the  denominator  of which is the remaining  Payment Dates on which the Securities  Administrator  is entitled to receive payments under the Interest
Rate Swap  Agreement).  The discount rate used to determine the net present value of the estimated  future  amounts payable shall be equal to the lowest rate reflected on the Implied  Forwards  Curve.  The Securities  Administrator
shall obtain the Implied  Forwards  Curve from Bloomberg  within 15 Business Days of the  respective  Payment Date.
To determine  the Implied  Forwards  Curve for such  Payment  Date,  the  Securities  Administrator  shall take the following steps on the Bloomberg terminal:  (1) the following keystrokes shall be entered:  fwcv &lt;enter&gt;,  32
(or any such other number as represents the United States) &lt;enter&gt;,  3 &lt;enter&gt;;  (2) the Forwards shall be set to  "1-Mo";  (3) the  Intervals  shall be set to  "1-Mo";  and (4) the  Points  shall  be set to  equal  the remaining  term of the  Interest  Rate Swap  Agreement  in months  and the  Securities  Administrator  shall  click
&lt;enter&gt;.  For purposes of estimating  future  amounts  payable under the Interest  Rate Swap  Agreement,  the accrual  period for both the Fixed  Amounts and the  Floating  Amounts (as  defined in the  Confirmation)  shall be assumed to be a 30-day period in a 360-day year.

         (b)               Unless the Issuing Entity  otherwise  determines,  the fiscal year of the Issuing Entity shall end on December 31st of each year.

                  Section 7.04.     Reports by Securities Administrator.

                  If required by TIA § 313(a),  within 60 days after each  January  30th  beginning  with March 31,
2008, the Securities  Administrator (on behalf of the Indenture  Trustee) shall mail to each Noteholder as required by TIA §  313(c)  a  brief  report  dated  as of  such  date  that  complies  with  TIA §  313(a).  The  Securities
Administrator (on behalf of the Indenture Trustee) also shall comply with TIA § 313(b).

                  A copy  of each  report  at the  time  of its  mailing  to  Noteholders  shall  be  filed  by the
Securities  Administrator  with the  Commission via EDGAR and each stock  exchange,  if any, on which the Notes are listed.  The Issuing  Entity shall notify the Indenture  Trustee and the Securities  Administrator  if and when the
Notes are listed on any stock exchange.

                  Section 7.05.     Statements to Noteholders.

         (a)               With  respect  to each  Payment  Date,  the  Securities  Administrator  shall  prepare a statement (the "Remittance  Report")  containing the information set forth below with respect to such Payment Date, which  information  shall be based solely upon the loan level  information  furnished  by the Servicer  and, if the
Securities  Administrator  is not the  Master  Servicer,  the  Master  Servicer,  as  applicable,  upon  which  the
Securities Administrator shall conclusively rely without independent verification thereof:

                           (i)      the  Available  Funds and the Note Rate for each Class for the related  Payment
                  Date;

                           (ii)     the  aggregate  amount of the  payment to each  Class of Notes on such  Payment
                  Date;

                           (iii)    the  amount of the  payment  set forth in  paragraph  (ii)  above in respect of interest,  the  amount  thereof in respect of any Class  Interest  Carryover  Shortfall,  and the
                  amount of any Class Interest Carryover Shortfall remaining;

                           (iv)     the  amount of the  payment  set forth in  paragraph  (ii)  above in respect of principal and the amount thereof in respect of the Class Principal Carryover  Shortfall,  and any
                  remaining Class Principal Carryover Shortfall;

                           (v)      the amount of Excess Interest paid as principal;

                           (vi)     the  aggregate  amount of the  Servicing  Fee and the Master  Servicing Fee for
                  such Payment Date;

                           (vii)    the Pool Balance and the aggregate  Principal  Balance of the Mortgage Loans in each Loan Group as of the close of business on the last day of the preceding Due Period;

                           (viii)   the Class Note Balance of each Class of Notes after  giving  effect to payments allocated to principal;

                           (ix)     the Overcollateralization Amount and the Required  Overcollateralization Amount
                  as of the close of business on the Payment  Date,  after  giving  effect to payments of principal on such Payment Date;

                           (x)      whether a  Cumulative  Loss Event or a  Delinquency  Event has  occurred and is continuing and the calculation thereof;

                           (xi)     the  aggregate  amount of  Principal  Prepayments  received  during the related
                  Prepayment Period;

                           (xii)    the amount of all Curtailments that were received during the Due Period;

                           (xiii)   the principal portion of all Monthly Payments received during the Due Period;

                           (xiv)    the interest  portion of all Monthly  Payments  received on the Mortgage  Loans during the Due Period;

                           (xv)     the amount of the Monthly Advances and the Compensating  Interest payment to be made on the Determination Date;

                           (xvi)    the amount to be distributed to the Certificates for the Payment Date;

                           (xvii)   the weighted  average  remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate as of the first day of the related Due Period;

                           (xviii)  the amount of all  payments  or  reimbursements  to the  Servicer  pursuant  to
                  Sections 3.03(ii) and (vi) of the Sale and Servicing Agreement (as reported by the Servicer);

                           (xix)    the number of Mortgage  Loans  outstanding  at the  beginning and at the end of the related Due Period;

                           (xx)     the amount of  Liquidation  Loan Losses  experienced  during the  preceding Due
                  Period and the Cumulative Net Losses as a percentage of the Cut-Off Date Pool Balance;

                           (xxi)    as of the  end of the  preceding  calendar  month,  the  number  and  Principal
                  Balance of Mortgage Loans which are 30-59 days  delinquent;  the number and Principal  Balance of
                  Mortgage  Loans which are 60-89 days  delinquent;  the number and  Principal  Balance of Mortgage
                  Loans  which are 90 or more days  delinquent  (including  the  number  and  Principal  Balance of
                  Mortgage Loans which are in  foreclosure;  the number and Principal  Balance of Mortgage Loans in bankruptcy;  and the number and Principal Balance of Mortgage Loans which are REO Property,  each separately  set forth)  (for the  avoidance  of doubt,  delinquencies  in this  clause  (xxi) are measured in accordance with the OTS method);

                           (xxii)   the amounts of Applied  Realized Loss Amounts for the applicable Due Period and the cumulative amount of Applied Realized Loss Amounts to date;

                           (xxiii)  the number  and  aggregate  Principal  Balance of  Mortgage  Loans,  other than
                  Mortgage  Loans in default or imminent  default,  that were  modified by the Servicer  during the related Due Period (as reported by the Servicer)

                           (xxiv)   the amount of Basis Risk Shortfall Amount paid to each Class of Group I Notes;

                           (xxv)    the amount of any Net Swap Payments or Swap Termination Payments;

                           (xxvi)   whether a Stepdown Date or Trigger Event is in effect on such Payment Date; and

                           (xxvii)  the applicable Record Dates,  Interest Accrual Periods and determination  dates for calculating payments for such Payment Date.

         (b)               The  Securities  Administrator  shall make  available  such report to the Servicer,  the
Master Servicer,  the Indenture Trustee, the Seller, the Noteholders,  the Rating Agencies,  Bloomberg (at 499 Park
Avenue,  New York, New York 10022,  Attention:  Mike Geller) and Intex Solutions (at 35 Highland  Circle,  Needham,
Massachusetts  02144,  Attention:  Harold  Brennman) on the Payment Date.  The Securities  Administrator  may fully rely upon and shall have no liability  with respect to  information  provided by the Servicer or, if the Securities
Administrator is not the Master Servicer,  the Master Servicer.  In the case of information  furnished  pursuant to subclauses  (ii),  (iii) and (iv) above,  the amounts  shall be expressed in a separate  section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the related Cut-Off Date.

         (c)               The Securities  Administrator  will make the Remittance Report (and, at its option,  any additional  files  containing the same  information in an alternative  format)  available each month to Noteholders
and  the  parties  to  this  Indenture  via  the  Securities   Administrator's  internet  website.  The  Securities
Administrator's  internet  website  shall  initially  be  located  at  "www.ctslink.com".  Assistance  in using the website  can be obtained  by calling  the  Securities  Administrator's  customer  service  desk at  1-866-846-4526.
Parties  that are unable to use the above  distribution  options  are  entitled to have a paper copy mailed to them via first class mail by calling the  customer  service  desk and  indicating  such.  The  Securities  Administrator shall have the right to change the way Remittance  Reports are distributed in order to make such  distribution more convenient  and/or more accessible to the above parties and the Securities  Administrator  shall provide timely and adequate  notification  to all above parties  regarding any such changes.  As a condition to access the  Securities
Administrator's  internet website,  the Securities  Administrator may require  registration and the acceptance of a disclaimer.  The Securities  Administrator  will not be liable for the  dissemination  of information in accordance with this Agreement.  The Securities  Administrator  shall also be entitled to rely on but shall not be responsible for the content or accuracy of any  information  provided by third parties (other than the Master  Servicer and the
Custodian  if such parties are the same entity as the  Securities  Administrator)  for  purposes of  preparing  the
Remittance Report and may affix thereto any disclaimer it deems appropriate in its reasonable  discretion  (without suggesting liability on the part of any other party hereto).

                                                   ARTICLE VIII

                                       ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.01.     Collection of Money.

                  Except as otherwise  expressly  provided herein, the Securities  Administrator,  on behalf of the
Indenture  Trustee,  may demand  payment or  delivery  of, and shall  receive  and  collect,  directly  and without intervention or assistance of any fiscal agent or other  intermediary,  all money and other property  payable to or receivable by the Indenture  Trustee or the Securities  Administrator  pursuant to this  Indenture.  The Securities
Administrator  shall  apply all such money  received  by it as  provided  in this  Indenture.  Except as  otherwise expressly  provided in this Indenture,  if any default occurs in the making of any payment or performance under any agreement  or  instrument  that is part of the  Trust,  the  Indenture  Trustee  may  take  such  action  as may be appropriate  to enforce such payment or  performance,  including the  institution  and  prosecution  of appropriate
Proceedings.  Any such  action  shall be  without  prejudice  to any right to claim a Default  or Event of  Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.02.     Trust Accounts.

         (a)               On or prior  to the  Closing  Date,  the  Issuing  Entity  shall  cause  the  Securities
Administrator  to  establish  and  maintain,  in  the  name  of the  Indenture  Trustee,  for  the  benefit  of the
Noteholders, the Note Account as provided in Section 3.01 hereof.

         (b)               On each Payment Date, the Securities  Administrator  shall pay all remaining  amounts on deposit in the Note Account to the  Noteholders  in respect of the Notes and to such other  persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

         (c)               Pursuant  to  Section  3.12 of the  Sale  and  Servicing  Agreement,  funds  in the Note
Account shall be invested as set forth therein.

                  Section 8.03.     Officer's Certificate.

                  The Indenture  Trustee shall receive at least seven  Business Days' written notice when requested by the  Issuing  Entity to take any  action  pursuant  to  Section  8.05(a)  hereof,  accompanied  by copies of any instruments  to be executed,  and the  Indenture  Trustee  shall also  require,  as a condition to such action,  an
Officer's  Certificate,  in form and substance  satisfactory to the Indenture Trustee,  stating the legal effect of any such action,  outlining the steps required to complete the same, and concluding  that all conditions  precedent to the taking of such action have been complied with.

                  Section 8.04.     Termination Upon Payment to Noteholders.

                  This Indenture and the respective  obligations and  responsibilities  of the Issuing Entity,  the
Indenture  Trustee  and  the  Securities   Administrator  created  hereby  shall  terminate  upon  the  payment  to
Noteholders,  the Certificate Paying Agent on behalf of the Owner Trustee,  the  Certificateholders,  the Indenture
Trustee and the  Securities  Administrator  of all amounts  required to be paid pursuant to Article III and Section
6.07 hereof;  provided,  however, that in no event shall the trust created hereby continue beyond the expiration of
21 years from the death of the  survivor  of the  descendants  of Joseph P.  Kennedy,  the late  ambassador  of the
United States to the Court of St. James, living on the date hereof.

                  Section 8.05.     Release of Trust Estate.

         (a)               Subject to the  payment of its fees,  expenses  and  indemnity  payments,  and the fees, expenses and  indemnity  payments of the  Securities  Administrator,  the Master  Servicer and the  Custodian,  the
Indenture  Trustee may, and when  required by the  provisions  of this  Indenture  shall,  execute  instruments  to release  property from the lien of this  Indenture,  or convey the Indenture  Trustee's  interest in the same, in a manner and under  circumstances that are not inconsistent with the provisions of this Indenture,  including for the purposes of any  repurchase of a Mortgage Loan  pursuant to Section 3.16 of the Sale and  Servicing  Agreement.  No
party relying upon an instrument  executed by the Indenture  Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction of any conditions  precedent, or see to the application of any monies.

         (b)               The Indenture  Trustee  shall,  at such time as (i) there are no Notes  Outstanding  and
(ii) all sums due to the Indenture  Trustee and the Securities  Administrator  pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c)               The Indenture  Trustee shall release  property from the lien of this Indenture  pursuant to this  Section  8.05  only  upon  receipt  of a request  from the  Issuing  Entity  accompanied  by an  Officers'
Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

                  Section 8.06.     Surrender of Notes Upon Final Payment.

                  By acceptance of any Note,  the Holder  thereof  agrees to surrender  such Note to the Securities
Administrator promptly, prior to such Noteholder's receipt of the final payment thereon.

                  Section 8.07.     Optional Redemption of the Notes.

         (a)               The Majority  Certificateholder  shall have the option to purchase  the  Mortgage  Loans and REO Property on any Payment Date on or after the Payment Date on which the aggregate Stated  Principal  Balance of the Mortgage  Loans as of the end of the prior Due Period is less than or equal to 10% of the  aggregate  Stated
Principal  Balance of the  Mortgage  Loans as of Cut-off  Date (the  "Optional  Redemption  Date").  The  aggregate purchase  price  will be equal to the  greater of (A) the sum of (x) the  aggregate  outstanding  Stated  Principal
Balance of the  Mortgage  Loans  (other than those  referred to in clause (y) below),  including  accrued  interest thereon,  and (y) in the case of any REO  property  and any  Mortgage  Loans  with  respect  to  which  foreclosure proceedings  have been  initiated or are otherwise 120 days or more  delinquent,  the fair market value of such REO property and mortgage loans  (disregarding  accrued interest  thereon) and (B) the sum of the aggregate unpaid Note
Balance of the Notes (other than any Allocated  Realized Loss  Amounts),  all accrued and unpaid  interest  thereon
(other than any Basis Risk Shortfall  Amounts),  any unreimbursed  Monthly Advances and Servicing  Advances and any
Swap  Termination  Payment  payable to the Swap Provider then  remaining  unpaid or which is due to the exercise of such  option  (the  "Redemption  Price");  provided,  however,  that  the  Majority  Certificateholder  will not be permitted to purchase the Mortgage  Loans unless the  Redemption  Price is sufficient to pay the Indenture  Trustee all amounts owing to it hereunder and to retire the Note Balance of the remaining Notes to zero.

         (b)               In  order to  exercise  the  foregoing  option,  the  Majority  Certificateholder  shall provide written notice of its exercise of such option to the Indenture Trustee, the Securities  Administrator,  the
Swap Provider and the Owner Trustee at least 15 days prior to its exercise.  Following  receipt of the notice,  the
Securities  Administrator  shall provide notice to the  Noteholders of the final payment on the Notes. In addition, the Majority  Certificateholder  shall,  not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made,  deposit the aggregate  redemption  price specified in (a) above with the Securities
Administrator,  who shall deposit the aggregate  redemption  price into the Note Account and shall,  on the Payment
Date after  receipt of the funds,  apply such funds to make final  payments of principal  and interest on the Notes in accordance with Section  3.05(b) and (c) hereof and payment in full to the Indenture  Trustee and the Securities
Administrator  of all  amounts  owing to it  hereunder,  and this  Indenture  shall be  discharged  subject  to the provisions  of Section 4.10 hereof.  If for any reason the amount  deposited by the Majority  Certificateholder  is not  sufficient  to make such  redemption  or such  redemption  cannot be completed  for any reason,  the amount so deposited by the Majority  Certificateholder  with the Securities  Administrator  shall be immediately  returned to the Majority  Certificateholder  in full and shall not be used for any other purpose or be deemed to be part of the
Trust Estate.

         (c)               In connection with any redemption pursuant to this Section 8.07:

                  (i)               At least  fifteen  (15) days prior to the latest  date on which  notice of such optional  redemption  is  required to be mailed to the  Noteholders,  the Seller  shall  notify in writing
         (which may be done in electronic  format) the Swap Provider and the Securities  Administrator of the final
         Payment Date on which the Seller intends to redeem the Notes;

                  (ii)              No later than 4:00 pm (New York City time) four (4) Business  Days prior to the final Payment Date  specified in the notices  required  pursuant to this Section  8.07,  the Swap Provider shall  notify  in  writing  (in  accordance  with the  applicable  provisions  of the  Interest  Rate Swap
         Agreement)  (which  may be  done in  electronic  format)  and by  phone,  the  Seller  and the  Securities
         Administrator of the amount of the Estimated Swap Termination Payment; and

                  (iii)             One (1) Business Day prior to the final  Payment Date  specified in the notices required  pursuant to Section 8.06,  (x) the Seller  shall,  no later than 1:00 pm (New York City time) on such day, deliver to the Securities  Administrator  and the Securities  Administrator  shall deposit funds in the Note  Account in an amount equal to the sum of the  Termination  Price (which shall be based on the
         Estimated  Swap  Termination  Payment),  and (y) if the  Securities  Administrator  shall have received an
         Officer's  Certificate  stating  that all of the  requirements  for  optional  redemption  have  been met, including  without  limitation the deposit  required  pursuant to the immediately  preceding clause (x) as well as the requirements  specified in this Section 8.07, then the Securities  Administrator shall, on the same Business Day,  provide written notice (which may be done in electronic  format) to the Seller and the
         Swap  Provider  (in  accordance  with the  applicable  provision  of the  Interest  Rate  Swap  Agreement)
         confirming  (a) its  receipt  of the  Termination  Price  (which  shall  be based  on the  Estimated  Swap
         Termination  Payment),  and (b) that all other  requirements  specified in this Section 8.07 have been met
         (the  "Optional  Redemption  Notice").  Upon  the  delivery  of  the  Optional  Redemption  Notice  by the
         Securities  Administrator  pursuant to the preceding  sentence,  (i) the optional  redemption shall become irrevocable,  (ii) the  notice to  Noteholders  of such  optional  redemption  provided  pursuant  to this
         Section 8.07 shall become  unrescindable,  (iii) the Swap Provider  shall  determine the Swap  Termination
         Payment in accordance  with the Interest Rate Swap  Agreement  (which shall not exceed the Estimated  Swap
         Termination  Payment),  and (iv) the Swap Provider shall provide to the Securities  Administrator  written notice of the amount of the Swap  Termination  Payment not later than two (2)  Business  Days prior to the final Payment Date specified in the notices required pursuant to this Section 8.07.

                  Section 8.08.     Collateral Account.

                  The Securities  Administrator  is hereby  directed to perform the  obligations of the Derivatives
Custodian as defined under the Derivatives  Credit Support Annex (the  "Derivatives  Custodian").  On or before the
Closing Date, the Derivatives  Custodian shall establish a Derivatives  Collateral Account.  The Collateral Account
shall  be held in the  name  of the  Derivatives  Custodian  in  trust  for the  benefit  of the  Noteholders.  The
Collateral  Account must be an Eligible Account and shall be titled  "Collateral  Account,  Wells Fargo Bank, N.A., as Derivatives  Custodian for registered  Noteholders of Newcastle Mortgage  Securities Trust 2007-1,  Asset-Backed
Notes, Series 2007-1."

                  The Derivatives  Custodian shall credit to the Collateral Account all collateral  (whether in the form of cash or  securities)  posted by the  Derivatives  Provider  to secure the  obligations  of the  Derivatives
Provider  in  accordance  with the terms of the  Schedule  to the ISDA  Master  Agreement.  Except  for  investment earnings,  the Derivatives  Provider shall not have any legal,  equitable or beneficial  interest in the Collateral
Account  other  than in  accordance  with the  Schedule  to the ISDA  Master  Agreement  and  applicable  law.  The
Derivatives  Custodian  shall maintain and apply all  collateral and earnings  thereon on deposit in the Collateral
Account in accordance with Derivatives Credit Support Annex.

                  Cash  collateral  posted by the Derivatives  Provider in accordance  with the Derivatives  Credit
Support  Annex  shall be  invested  at the  direction  of the  Derivatives  Provider  in  Eligible  Investments  in
accordance  with the  requirements  of the  Derivatives  Credit  Support  Annex.  All amounts  earned on amounts on deposit in the Collateral  Account (whether cash collateral or securities)  shall be for the account of and taxable to the Derivatives Provider.

                  Upon the  occurrence  of an Event of  Default  or  Specified  Condition  (each as  defined in the
Interest Rate Swap  Agreement)  with respect to the  Derivatives  Provider or upon  occurrence or designation of an
Early  Termination Date (as defined in the Schedule to the ISDA Master  Agreement) as a result of any such Event of
Default or Specified  Condition  with respect to the  Derivatives  Provider,  and, in either such case,  unless the
Derivatives  Provider has paid in full all of its Obligations (as defined in the Derivatives  Credit Support Annex)
that are then due,  then any  collateral  posted by the  Derivatives  Provider in accordance  with the  Derivatives
Credit  Support  Annex  shall be  applied  to the  payment  of any  Obligations  due to Party B (as  defined in the
Schedule to the ISDA Master  Agreement)  in  accordance  with the  Derivatives  Credit  Support  Annex.  Any excess amounts held in such  Collateral  Account  after  payment of all amounts owing to Party B under the Schedule to the
ISDA Master  Agreement  shall be withdrawn  from the  Collateral  Account and paid to the  Derivatives  Provider in accordance with the Derivatives Credit Support Annex.

                                                    ARTICLE IX

                                              SUPPLEMENTAL INDENTURES

                  Section 9.01.     Supplemental Indentures Without Consent of Noteholders.

         (a)               Without  the  consent of the  Holders  of any Notes but with prior  notice to the Rating
Agencies,  the Issuing  Entity,  the Indenture  Trustee and the  Securities  Administrator,  when  authorized by an
Issuing  Entity  Request,  at any time and from time to time,  may enter into one or more  indentures  supplemental hereto (which shall conform to the  provisions  of the TIA as in force at the date of the  execution  thereof),  in form satisfactory to the Indenture Trustee and the Securities Administrator, for any of the following purposes:

                  (i)      to correct or amplify the  description  of any  property at any time subject to the lien of this  Indenture,  or better to assure,  convey and confirm  unto the  Indenture  Trustee  any  property subject or  required  to be  subjected  to the lien of this  Indenture,  or to subject to the lien of this
         Indenture additional property;

                  (ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another  person to the Issuing  Entity,  and the  assumption by any such successor of the covenants of the
         Issuing Entity herein and in the Notes contained;

                  (iii)    to add to the  covenants  of the Issuing  Entity,  for the benefit of the Holders of the
         Notes, or to surrender any right or power herein conferred upon the Issuing Entity;

                  (iv)     to convey,  transfer,  assign,  mortgage or pledge any property to or with the Indenture
         Trustee;

                  (v)      to cure  any  ambiguity,  to  correct  or  supplement  any  provision  herein  or in any supplemental  indenture that may be inconsistent  with any other provision  herein or in any  supplemental indenture;

                  (vi)     to make any other  provisions  with respect to matters or questions  arising  under this
         Indenture or in any  supplemental  indenture;  provided,  that such action (as  evidenced by either (i) an
         Opinion  of  Counsel  delivered  to the  Indenture  Trustee  and  the  Securities  Administrator  or  (ii)
         confirmation  from the Rating  Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes)  shall not  materially  and  adversely  affect the  interests  of the
         Holders of the Notes;

                  (vii)    to evidence and provide for the acceptance of the  appointment  hereunder by a successor trustee  with  respect to the Notes and to add to or change any of the  provisions  of this  Indenture  as shall be necessary to  facilitate  the  administration  of the trusts  hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

                  (viii)   to modify,  eliminate  or add to the  provisions  of this  Indenture  to such  extent as shall be  necessary  to effect the  qualification  of this  Indenture  under the TIA or under any  similar federal statute  hereafter  enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided,  however,  that no such indenture  supplements shall be entered into unless the Indenture Trustee and the
Securities  Administrator  shall have  received  (x) an Opinion  of  Counsel as to the  enforceability  of any such indenture  supplement  and to the  effect  that (i) such  indenture  supplement  is  permitted  hereunder  and (ii)
entering  into such  indenture  supplement  will not  result in a  "substantial  modification"  of the Notes  under
Treasury  Regulation  Section  1.1001-3 or  adversely  affect the status of the Notes as  indebtedness  for federal income  tax  purposes  and (y) in the case of (vi) and  (viii)  above,  an  Officer's  Certificate  of the  Sponsor certifying  that such  supplemental  indenture will not cause the Trust to fail to qualify as a "qualified  special purpose entity" under Financial Accounting Standard 140.

                  Each of the Indenture  Trustee and the Securities  Administrator is hereby  authorized to join in the execution of any such supplemental  indenture and to make any further  appropriate  agreements and stipulations that may be therein contained.

         (b)               The Issuing  Entity,  the  Indenture  Trustee  and the  Securities  Administrator,  when authorized  by an Issuing  Entity  Request,  may,  also  without the consent of any of the Holders of the Notes and prior notice to the Rating Agencies,  enter into an indenture or indentures  supplemental hereto for the purpose of adding any provisions  to, or changing in any manner or eliminating  any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however, that such action (x) as  evidenced  by an Opinion of  Counsel,  (i) is  permitted  by this  Indenture  and (ii) shall not (a)
adversely  affect in any material  respect the interests of any Noteholder  (which may be evidenced by confirmation from the Rating  Agencies that such  amendment  will not result in the reduction or withdrawal of the rating of any
Class of Notes) or (b) if 100% of the  Certificates  are not owned by a REIT, a "qualified  REIT  subsidiary" or by an entity that is wholly-owned  by a REIT or a "qualified  REIT  subsidiary" and disregarded for federal income tax purposes,  cause the Issuing  Entity to be subject to an entity  level tax for federal  income tax purposes and (y)
as evidenced by an Officer's  Certificate  of the Sponsor  certifying as such,  will not cause the Trust to fail to qualify as a "qualified special purpose entity" under Financial Accounting Standard 140.

         (c)               Notwithstanding  any of the other  provisions of this Section 9.01,  none of the Issuing
Entity,  the Indenture  Trustee or the  Securities  Administrator  shall enter into any amendment to this Agreement that could  reasonably  be  expected  to have a  material  adverse  effect on the  interests  of the Swap  Provider hereunder  (excluding,  for the avoidance of doubt, any supplement  indenture to the Indenture that is entered into solely for the purpose of appointing a successor servicer, master servicer,  securities  administrator,  trustee or other  service  provider)  without the prior  written  consent of the Swap  Provider,  which  consent  shall not be unreasonably withheld, conditioned or delayed.

                  Section 9.02.     Supplemental Indentures With Consent of Noteholders.

                  The Issuing Entity,  the Indenture Trustee and the Securities  Administrator,  when authorized by an Issuing  Entity  Request,  also may, with prior notice to the Rating  Agencies and, with the consent of the Swap
Provider (if  materially  and adversely  affected  thereby) and the Holders of not less than a majority of the Note
Balance of each Class of Notes  affected  thereby,  by Act (as  defined in Section  10.03  hereof) of such  Holders delivered to the Issuing Entity,  the Indenture Trustee and the Securities  Administrator,  enter into an indenture or  indentures  supplemental  hereto for the  purpose of adding any  provisions  to, or  changing  in any manner or eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however, that no such supplemental indenture shall, without the consent of (a) the Holder of each Note  affected  thereby  and (b) the Holders of not less than 50% of the  aggregate  Note
Balance of the Notes registered in the name of any Person other than the Seller or any of its Affiliates:

                  (i)      change the date of payment of any  installment  of principal of or interest on any Note, or reduce the  principal  amount  thereof or the interest  rate  thereon,  change the  provisions  of this
         Indenture  relating  to the  application  of  collections  on, or the  proceeds  of the sale of, the Trust
         Estate to payment of principal of or interest on the Notes,  or change any place of payment where,  or the coin or currency in which, any Note or the interest  thereon is payable,  or impair the right to institute suit  for the  enforcement  of the  provisions  of this  Indenture  requiring  the  application  of  funds available  therefor,  as  provided  in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii)     reduce the  percentage  of the aggregate  Note Balance of the Notes,  the consent of the
         Holders of which is required for any such supplemental  indenture,  or the consent of the Holders of which is required for any waiver of compliance  with certain  provisions of this  Indenture or certain  defaults hereunder and their consequences provided for in this Indenture;

                  (iii)    modify  or  alter  the  provisions  of  the  proviso  to  the  definition  of  the  term
         "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv)     reduce the  percentage  of the  aggregate  Note Balance of the Notes  required to direct the  Indenture  Trustee to direct the Issuing  Entity to sell or liquidate  the Trust  Estate  pursuant to
         Section 5.04 hereof;

                  (v)      modify any  provision of this Section 9.02 except to increase any  percentage  specified herein or to provide that certain  additional  provisions of this Indenture or the Basic Documents  cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi)     modify  any of the  provisions  of  this  Indenture  in such  manner  as to  affect  the calculation  of the amount of any  payment of interest or  principal  due on any Note on any Payment  Date
         (including the calculation of any of the individual components of such calculation); or

                  (vii)    permit the  creation of any lien  ranking  prior to or on a parity with the lien of this
         Indenture with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated herein,  terminate  the lien of this  Indenture on any property at any time subject  hereto or deprive the
         Holder of any Note of the security provided by the lien of this Indenture;

and  provided,  further,  that such action  shall not,  as  evidenced  by an Opinion of Counsel,  cause the Issuing
Entity (if 100% of the  Certificates  are not owned by a REIT, a "qualified  REIT  subsidiary" or by an entity that is wholly-owned  by a REIT or a "qualified REIT  subsidiary" and disregarded for federal income tax purposes) to be subject to an entity level tax.

                  Any such action  shall not (as  evidenced  by either (i) an Opinion of Counsel  delivered  to the
Indenture  Trustee  and the  Securities  Administrator  or (ii)  confirmation  from the Rating  Agencies  that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes)  adversely  affect in any  material  respect the  interest  of any Holder  (other  than a Holder who shall  consent to such  supplemental indenture).

                  It shall not be  necessary  for any Act of  Noteholders  under this  Section  9.02 to approve the particular form of any proposed  supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly  after the execution by the Issuing  Entity,  the Indenture  Trustee and the  Securities
Administrator  of any  supplemental  indenture  pursuant to this Section 9.02, the Securities  Administrator  shall mail to the Holders of the Notes to which such amendment or supplemental  indenture  relates a notice setting forth in general terms the substance of such  supplemental  indenture.  Any failure of the  Securities  Administrator  to mail such notice, or any defect therein,  shall not, however,  in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03.     Execution of Supplemental Indentures.

                  In  executing,  or  permitting  the  additional  trusts  created by, any  supplemental  indenture permitted by this  Article IX or the  modification  thereby of the trusts  created by this  Indenture,  each of the
Indenture Trustee and the Securities  Administrator shall be entitled to receive,  and subject to Sections 6.01 and
6.02 hereof,  shall be fully  protected in relying upon,  an Opinion of Counsel  stating that the execution of such supplemental  indenture is  authorized  or  permitted  by this  Indenture.  Each of the  Indenture  Trustee and the
Securities  Administrator  may, but shall not be  obligated  to, enter into any such  supplemental  indenture  that affects the Indenture  Trustee's or the Securities  Administrator's own rights,  duties,  liabilities or immunities under this Indenture or otherwise.

                  Section 9.04.     Effect of Supplemental Indenture.

                  Upon the  execution  of any  supplemental  indenture  pursuant  to the  provisions  hereof,  this
Indenture  shall be and shall be deemed to be modified  and amended in  accordance  therewith  with  respect to the
Notes affected thereby,  and the respective rights,  limitations of rights,  obligations,  duties,  liabilities and immunities  under this Indenture of the Indenture  Trustee,  the Securities  Administrator,  the Issuing Entity and
the Holders of the Notes shall thereafter be determined,  exercised and enforced  hereunder subject in all respects to such  modifications and amendments,  and all the terms and conditions of any such  supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.05.     Conformity with Trust Indenture Act.

                  Every  amendment of this Indenture and every  supplemental  indenture  executed  pursuant to this
Article  IX shall  conform  to the  requirements  of the  Trust  Indenture  Act as then in  effect  so long as this
Indenture shall then be qualified under the Trust Indenture Act.

                  Section 9.06.     Reference in Notes to Supplemental Indentures.

                  Notes  authenticated and delivered after the execution of any supplemental  indenture pursuant to this  Article IX may,  and if required by the  Indenture  Trustee or the  Securities  Administrator  shall,  bear a notation in form approved by the Indenture  Trustee and the Securities  Administrator as to any matter provided for in such  supplemental  indenture.  If the Issuing  Entity,  the Indenture  Trustee or the Securities  Administrator
shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee,  the Securities
Administrator  and the Issuing  Entity,  to any such  supplemental  indenture  may be prepared  and executed by the
Issuing Entity and authenticated and delivered by the Securities Administrator in exchange for Outstanding Notes.

                                                     ARTICLE X

                                                   MISCELLANEOUS

                  Section 10.01.    Compliance Certificates and Opinions, etc.

         (a)               Upon any  application or request by the Issuing  Entity to the Indenture  Trustee or the
Securities  Administrator  to take any action  under any  provision  of this  Indenture,  the Issuing  Entity shall furnish to the Indenture  Trustee or the  Securities  Administrator,  as applicable,  (i) an Officer's  Certificate stating that all  conditions  precedent,  if any,  provided for in this Indenture  relating to the proposed  action have been  complied  with and (ii) an Opinion of  Counsel  stating  that in the  opinion of such  counsel  all such conditions  precedent,  if any,  have been  complied  with,  except that,  in the case of any such  application  or request as to which the furnishing of such documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every  certificate  or opinion with respect to compliance  with a condition or covenant  provided for in this Indenture shall include:

                  (i)               a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii)              a  brief   statement  as  to  the  nature  and  scope  of  the  examination  or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii)             a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or  investigation  as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv)              a  statement  as to  whether,  in the  opinion  of each  such  signatory,  such condition or covenant has been complied with; and

                  (v)               if the signatory of such  certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate."

         (b)               (i) Prior to the deposit of any  Collateral  or other  property or  securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this  Indenture,  the  Issuing  Entity  shall,  in  addition to any  obligation  imposed in Section  10.01(a) or elsewhere in this Indenture,  furnish to the Indenture Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days prior to such  deposit) to the Issuing  Entity of the  Collateral  or other  property or  securities  to be so  deposited  and a report from a nationally recognized accounting firm verifying such value.

                  (ii)              Whenever the Issuing Entity is required to furnish to the Indenture  Trustee an
         Officer's  Certificate  certifying  or  stating  the  opinion  of any  signer  thereof  as to the  matters described  in clause  (i) above,  the  Issuing  Entity  shall also  deliver  to the  Indenture  Trustee an
         Independent  Certificate from a nationally  recognized accounting firm as to the same matters, if the fair value of the  securities  to be so deposited and of all other such  securities  made the basis of any such withdrawal or release since the  commencement  of the then current fiscal year of the Issuing  Entity,  as set forth in the  certificates  delivered  pursuant  to clause (i) above and this clause  (ii),  is 10% or more of the  aggregate  Note  Balance of the Notes,  but such a  certificate  need not be  furnished  with respect to any  securities so deposited,  if the fair value thereof as set forth in the related  Officer's
         Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                  (iii)             Whenever any property or  securities  are to be released  from the lien of this
         Indenture,  the Issuing  Entity  shall also  furnish to the  Indenture  Trustee an  Officer's  Certificate
         certifying  or stating the opinion of each person  signing such  certificate  as to the fair value (within
         90 days prior to such release) of the property or  securities  proposed to be released and stating that in the opinion of such person the  proposed  release  will not impair the  security  under this  Indenture in contravention of the provisions hereof.

                  (iv)              Whenever the Issuing Entity is required to furnish to the Indenture  Trustee an
         Officer's  Certificate  certifying  or  stating  the  opinion  of any  signer  thereof  as to the  matters described in clause  (iii)  above,  the Issuing  Entity  shall also  furnish to the  Indenture  Trustee an
         Independent  Certificate  as to the same  matters if the fair value of the property or  securities  and of all other property or securities  released from the lien of this Indenture  since the  commencement of the then-current  calendar  year,  as set forth in the  certificates  required by clause  (iii) above and this clause (iv),  equals 10% or more of the aggregate  Note Balance of the Notes,  but such  certificate  need not be furnished  in the case of any release of property or  securities  if the fair value  thereof as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one  percent of the then aggregate Note Balance of the Notes.

                  Section 10.02.    Form of Documents Delivered to Indenture Trustee.

                  In any case where  several  matters are required to be certified by, or covered by an opinion of, any  specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such  Person,  or that they be so  certified  or covered  by only one  document,  but one such  Person may certify or give an opinion with  respect to some  matters and one or more other such  Persons as to other  matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized  Officer of the Issuing Entity may be based,  insofar as it relates to legal  matters,  upon a certificate or opinion of, or  representations  by,  counsel,  unless such officer  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations  with  respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any such  certificate  of an  Authorized  Officer or Opinion of Counsel may be based,  insofar as it relates to factual matters,  upon a  certificate  or opinion of, or  representations  by, an officer or officers of the Sponsor or the
Issuing  Entity,  stating that the  information  with respect to such factual  matters is in the  possession of the
Sponsor or the Issuing  Entity,  unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any  Person is  required  to make,  give or  execute  two or more  applications,  requests, consents,  certificates,  statements,  opinions or other instruments under this Indenture,  they may, but need not, be consolidated and form one instrument.

                  Whenever in this  Indenture,  in connection  with any application or certificate or report to the
Indenture  Trustee,  it is provided  that the Issuing  Entity  shall  deliver  any  document as a condition  of the granting of such  application,  or as  evidence of the Issuing  Entity's  compliance  with any term  hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate  or report (as the case may be), of the facts and opinions  stated in such document shall in such case be  conditions  precedent  to the  right of the  Issuing  Entity to have such  application  granted  or to the sufficiency  of such  certificate  or  report.  The  foregoing  shall  not,  however,  be  construed  to affect the
Indenture  Trustee's or the Securities  Administrator's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 10.03.    Acts of Noteholders.

         (a)               Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided by this  Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced by one or more instruments  of  substantially  similar tenor signed by such  Noteholders  in person or by agents duly appointed in writing;  and  except as herein  otherwise  expressly  provided,  such  action  shall  become  effective  when such instrument  or  instruments  are  delivered to the  Securities  Administrator,  and,  where it is hereby  expressly required,  to the Issuing  Entity.  Such instrument or instruments  (and the action embodied  therein and evidenced thereby)  are  herein  sometimes  referred  to  as  the  "Act"  of  the  Noteholders  signing  such  instrument  or instruments.  Proof of  execution  of any such  instrument  or of a  writing  appointing  any such  agent  shall be sufficient  for any purpose of this  Indenture  and  (subject to Section 6.01  hereof)  conclusive  in favor of the
Securities Administrator and the Issuing Entity, if made in the manner provided in this Section 10.03 hereof.

         (b)               The fact and date of the  execution by any person of any such  instrument or writing may be proved in any manner that the Securities Administrator deems sufficient.

         (c)               The ownership of Notes shall be proved by the Note Registrar.

         (d)               Any request, demand,  authorization,  direction, notice, consent, waiver or other action by the  Holder of any Notes  shall  bind the  Holder of every  Note  issued  upon the  registration  thereof  or in exchange  therefor  or in lieu  thereof,  in respect  of  anything  done,  omitted  or  suffered  to be done by the
Securities  Administrator  or the Issuing  Entity in reliance  thereon,  whether or not  notation of such action is made upon such Note.

                  Section 10.04.    Notices etc., to Indenture Trustee,  Securities Administrator,  Issuing Entity
                                    and Rating Agencies.

                  Any request, demand,  authorization,  direction, notice, consent, waiver or Act of Noteholders or other  documents  provided  or  permitted  by this  Indenture  shall be in  writing  and if such  request,  demand, authorization,  direction,  notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                           (i)      the Indenture  Trustee or the Securities  Administrator by any Noteholder or by
                  the Issuing Entity shall be sufficient for every purpose hereunder if made,  given,  furnished or filed  in  writing  to or with the  Indenture  Trustee  or the  Securities  Administrator  at the
                  Corporate Trust Office.  The Indenture  Trustee or the Securities  Administrator,  as applicable, shall promptly transmit any notice received by it from the Noteholders to the Issuing Entity; or

                           (ii)     the Issuing Entity by the Indenture  Trustee,  the Securities  Administrator or
                  by any  Noteholder  shall be  sufficient  for every  purpose  hereunder  if in writing and mailed first-class,  postage prepaid to the Issuing Entity addressed to: Newcastle  Mortgage  Securities
                  Trust  2007-1,  in care of Wilmington  Trust  Company,  Rodney  Square  North,  1100 North Market
                  Street, Wilmington, Delaware 19890-0001,  Attention: Corporate Trust Administration,  with a copy to  Newcastle  Investment  Corp.,  1345  Avenue  of the  Americas,  New  York,  New  York  10105,
                  Attention:  Debra Hess, or at any other address previously  furnished in writing to the Indenture
                  Trustee  and the  Securities  Administrator  by the Issuing  Entity.  The  Issuing  Entity  shall promptly  transmit any notice  received by it from the  Noteholders to the Indenture  Trustee and the Securities Administrator.

                  Notices  required  to be given to the  Rating  Agencies  by the  Issuing  Entity,  the  Indenture
Trustee,  the  Securities  Administrator  or the Owner  Trustee  shall be in writing,  mailed  first-class  postage pre-paid,  to (i) in the case of Moody's, at the following address:  Moody's Investors Service,  Inc.,  Residential
Mortgage  Monitoring  Department,  99 Church  Street,  New York, New York 10007 and (ii) in the case of S&P, at the following  address:  Standard & Poor's, 55 Water Street,  41st Floor, New York, New York 10041,  Attention of Asset
Backed  Surveillance  Department;  or as to each of the foregoing,  at such other address as shall be designated by written notice to the other parties.

                  Section 10.05.    Notices to Noteholders; Waiver.

                  Where this  Indenture  provides  for notice to  Noteholders  of any event,  such notice  shall be sufficiently  given (unless  otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each  Noteholder  affected by such event,  at such Person's  address as it appears on the Note Register, not later  than the  latest  date,  and not  earlier  than the  earliest  date,  prescribed  for the giving of such notice.  In any case where  notice to  Noteholders  is given by mail,  neither  the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner herein  provided shall  conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person  entitled  to receive  such  notice,  either  before or after the event,  and such  waiver  shall be the equivalent of such notice.  Waivers of notice by Noteholders  shall be filed with the Securities  Administrator but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case,  by reason of the  suspension  of regular  mail  service  as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is  required to be given  pursuant to any  provision  of this  Indenture,  then any manner of giving such notice as shall be satisfactory to the Securities Administrator shall be deemed to be a sufficient giving of such notice.

                  Where this  Indenture  provides  for notice to the Rating  Agencies,  failure to give such notice shall not  affect  any  other  rights  or  obligations  created  hereunder,  and  shall not under any  circumstance constitute an Event of Default.

                  Section 10.06.    Conflict with Trust Indenture Act.

                  If any provision  hereof  limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the  provisions  of the TIA,  such  required  provision  shall control.

                  The  provisions  of TIA §§ 310  through  317 that  impose  duties on any  Person  (including  the provisions  automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 10.07.    Effect of Headings.

                  The  Article  and  Section  headings  herein  are for  convenience  only and shall not affect the construction hereof.

                  Section 10.08.    Successors and Assigns.

                  All covenants and  agreements  in this  Indenture and the Notes by the Issuing  Entity shall bind its  successors  and  assigns,  whether so  expressed  or not.  All  agreements  of the  Indenture  Trustee and the
Securities Administrator in this Indenture shall bind its successors, co-trustees and agents.

                  Section 10.09.    Separability.

                  In  case  any  provision  in  this  Indenture  or in the  Notes  shall  be  invalid,  illegal  or unenforceable,  the validity,  legality,  and  enforceability  of the remaining  provisions shall not in any way be affected or impaired thereby.

                  Section 10.10.    Third Party Beneficiaries.

                  The Master  Servicer  shall be a third party  beneficiary  for  purposes of Section  6.07 of this
Indenture.  The Swap Provider  shall be an express  third-party  beneficiary of this Agreement to the extent of its express  rights to receive any payments  under this  Agreement  or any other  express  rights of the Swap  Provider explicitly  stated in this  Agreement,  and shall have the right to enforce such rights under this  Agreement as if it were a party hereto.

                  Section 10.11.    Legal Holidays.

                  In any case  where  the date on which  any  payment  is due shall  not be a  Business  Day,  then
(notwithstanding  any other  provision of the Notes or this  Indenture)  payment need not be made on such date, but may be made on the next  succeeding  Business  Day with the same  force and  effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 10.12.    GOVERNING LAW.

                  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT
REFERENCE  TO ITS  CONFLICT  OF LAW  PROVISIONS  (OTHER  THAN  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK  GENERAL
OBLIGATIONS  LAWS),  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

                  Section 10.13.    Counterparts.

                  This  Indenture may be executed in any number of  counterparts,  each of which so executed  shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.14.    Recording of Indenture.

                  If this  Indenture is subject to recording in any  appropriate  public  recording  offices,  such recording is to be effected by the Issuing  Entity and at its expense  accompanied  by an Opinion of Counsel at its expense  (which may be counsel  to the  Indenture  Trustee or the  Securities  Administrator  or any other  counsel reasonably  acceptable  to the  Indenture  Trustee  and the  Securities  Administrator)  to the  effect  that  such recording is necessary  either for the protection of the  Noteholders or any other Person secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 10.15.    Issuing Entity Obligation.

                  No  recourse  may be taken,  directly  or  indirectly,  with  respect to the  obligations  of the
Issuing Entity,  the Owner Trustee,  the Indenture  Trustee or the Securities  Administrator  on the Notes or under this Indenture or any certificate or other writing delivered in connection  herewith or therewith,  against (i) the
Indenture Trustee,  the Securities  Administrator or the Owner Trustee in its individual  capacity,  (ii) any owner of a  beneficial  interest  in the  Issuing  Entity or (iii)  any  partner,  owner,  beneficiary,  agent,  officer, director,  employee or agent of the Indenture  Trustee,  the Securities  Administrator  or the Owner Trustee in its
individual  capacity,  any holder of a beneficial interest in the Issuing Entity, the Owner Trustee,  the Indenture
Trustee or the Securities  Administrator  or of any successor or assign of any of them in its individual  capacity, except as any such  Person  may have  expressly  agreed  (it  being  understood  that the  Indenture  Trustee,  the
Securities  Administrator  and the Owner Trustee have no such obligations in their individual  capacity) and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent provided by applicable law, for any unpaid  consideration  for stock,  unpaid capital  contribution or failure to pay any installment or call owing to such  entity.  For all  purposes of this  Indenture,  in the  performance  of any duties or  obligations  of the
Issuing  Entity  hereunder,  the Owner  Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  Section 10.16.    No Petition.

                  The Indenture  Trustee and the Securities  Administrator,  by entering into this  Indenture,  and each  Noteholder,  by accepting a Note,  hereby covenant and agree that they will not at any time prior to one year from the date of  termination  hereof,  institute  against  the  Depositor  or the Issuing  Entity,  or join in any institution  against  the  Depositor  or the  Issuing  Entity  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings  under any United States federal or state bankruptcy or similar law in  connection  with any  obligations  relating  to the Notes,  this  Indenture  or any of the Basic
Documents, except for filing proofs of claim.

                  Section 10.17.    Inspection.

                  The Issuing Entity agrees that, at its expense,  on reasonable prior notice,  it shall permit any representative  of the  Indenture  Trustee or the  Securities  Administrator,  during the Issuing  Entity's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuing Entity,  to make  copies  and  extracts  therefrom,  to  cause  such  books  to be  audited  by  Independent  certified  public accountants,  and to discuss the  Issuing  Entity's  affairs,  finances  and  accounts  with the  Issuing  Entity's officers,  employees,  and Independent  certified public accountants,  all at such reasonable times and as often as may be reasonably  requested.  The Indenture Trustee or the Securities  Administrator,  as applicable,  shall cause its  representatives  to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable  applications for confidential  treatment are unavailing) and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 10.18.    No Recourse to Owner Trustee.

                  It is expressly  understood  and agreed by the parties hereto that (a) this Indenture is executed and  delivered by  Wilmington  Trust  Company,  not  individually  or  personally,  but solely as Owner  Trustee of
Newcastle  Mortgage  Securities Trust 2007-1,  in the exercise of the powers and authority  conferred and vested in it, (b) each of the  representations,  undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal  representations,  undertakings and agreements by Wilmington Trust Company but is made and  intended for the purpose for binding  only the Issuing  Entity,  (c) nothing  herein  contained  shall be construed as creating any  liability of  Wilmington  Trust  Company,  individually  or  personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by,  through or under the parties hereto and (d) under no  circumstances shall  Wilmington  Trust  Company be  personally  liable for the  payment of any  indebtedness  or  expenses of the
Issuing  Entity or be liable for the breach or failure of any  obligation,  representation,  warranty  or  covenant made or undertaken by the Issuing Entity under this Indenture or any other related documents.

                  Section 10.19.    Proofs of Claim.

                  The  Indenture  Trustee is  authorized to file such proofs of claim and other papers or documents as may be  necessary or advisable in order to have the claims of the  Indenture  Trustee  (including  any claim for the  reasonable  compensation,  expenses,  disbursements  and  advances of the  Indenture  Trustee,  its agents and counsel) and the  Noteholders  allowed in any  judicial  proceedings  relative to the Issuing  Entity (or any other obligor upon the Notes),  its  creditors or its  property and shall be entitled and  empowered to collect,  receive and  distribute  any money or other  property  payable or  deliverable  on any such claims and any custodian in any such judicial  proceeding is hereby  authorized by each Noteholder to make such payments to the Indenture  Trustee, as  administrative  expenses  associated  with any such  proceeding,  and, in the event that the Indenture  Trustee shall  consent to the making of such  payments  directly  to the  Noteholder  to pay to the  Indenture  Trustee any
amount due to it for the reasonable  compensation,  expenses,  disbursements and advances of the Indenture Trustee, its agents and counsel,  and any other  amounts due to the  Indenture  Trustee  under  Section 6.07 hereof.  To the extent that the payment of any such  compensation,  expenses,  disbursements and advances of the Indenture Trustee, its agents and  counsel,  and any other  amounts due the  Indenture  Trustee  under  Section 6.07 hereof out of the estate in any such proceeding,  shall be denied for any reason,  payment of the same shall be secured by a Lien on, and shall be paid out of, any and all  distributions,  dividends,  money,  securities and other properties that the
Noteholders  may be  entitled  to  receive  in  such  proceeding  whether  in  liquidation  or  under  any  plan of reorganization  or arrangement or otherwise.  Nothing herein  contained  shall be deemed to authorize the Indenture
Trustee  to  authorize  or consent to or accept or adopt on behalf of any  Noteholder  any plan of  reorganization, arrangement,  adjustment or composition  affecting the Noteholder of the rights of any  Noteholder  thereof,  or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  IN WITNESS WHEREOF,  the Issuing Entity,  the Indenture Trustee and the Securities  Administrator
have caused their names to be signed hereto by their respective  officers thereunto duly authorized,  all as of the day and year first above written.

                                                     NEWCASTLE MORTGAGE SECURITIES TRUST, 2007-1, as Issuing Entity

                                                     By:  Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                                                      By:  ______________________________________________
                                                           Name:
                                                           Title:

                                                     WELLS FARGO BANK, N.A., as Securities Administrator

                                                      By:  ______________________________________________
                                                           Name:
                                                           Title:

                                                     THE BANK OF NEW YORK, as Indenture Trustee

                                                      By:  ______________________________________________
                                                           Name:
                                                           Title:

For purposes of Section 6.07:

WELLS FARGO BANK, N.A., as Master Servicer

By:  ______________________________________________
Name:
Title:

STATE OF NEW YORK         )
                          )   ss.:
COUNTY OF NEW YORK        )

         On this ___ day of July, 2007, before me personally  appeared  _________ to me known, who being by me duly sworn,  did depose and say,  that (s)he is  _____________  and  _______________  to me known,  who being by me duly sworn,  did depose and say, that (s)he is a  _________________  of the Indenture  Trustee,  one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.

                                                             ______________________________________________
                                                             Notary Public

                                                             NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF NEW YORK         )
                          )   ss.:
COUNTY OF NEW YORK        )

         On this ___ day of July, 2007, before me personally  appeared  _________ to me known, who being by me duly sworn,  did depose and say,  that (s)he is  _____________  and  _______________  to me known,  who being by me duly sworn,  did  depose  and say,  that  (s)he  is a  _________________  of the  Securities  Administrator,  one of the
corporations  described  in and which  executed the above  instrument;  and that he signed his name thereto by like order.

                                                             ______________________________________________
                                                             Notary Public

                                                             NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF DELAWARE           )
                            )   ss.:
COUNTY OF NEW CASTLE        )

         On this ___ day of July, 2007,  before me personally  appeared  _______________  to me known, who being by me duly sworn,  did depose and say, that (s)he is a Financial  Services  Officer of the Owner  Trustee,  one of the
entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                             ______________________________________________
                                                             Notary Public

                                                             NOTARY PUBLIC

[NOTARIAL SEAL]

                                                    EXHIBIT A-1

                                               FORM OF CLASS A NOTES

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE SECURITIES  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR
PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR  BENEFICIAL  OWNER OF ANY  INTEREST  HEREIN  WILL BE DEEMED TO  REPRESENT  TO ONE OF THE
REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A  NON-RECOURSE  OBLIGATION  OF THE  ISSUER,  AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS  AVAILABLE
FROM THE TRUST AS PROVIDED IN THE INDENTURE  REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE  PERSONALLY  LIABLE FOR
PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE  OVER TIME AS SET FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING  NOTE BALANCE OF
THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                    NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
                                         ASSET-BACKED NOTES, SERIES 2007-1
                                    CLASS [1-A-1] [2-A-1][2-A-2][2-A-3][2-A-4]

AGGREGATE NOTE BALANCE:                                                NOTE RATE: Variable
$[__]

INITIAL NOTE BALANCE OF THIS BOND: $[__]                               BOND NO. 1

PERCENTAGE INTEREST: 100%                                              CUSIP NO. [__]

         Newcastle Mortgage  Securities Trust 2007-1 (the "Issuing Entity"),  a Delaware statutory trust, for value received,  hereby  promises to pay to Cede & Co. or  registered  assigns,  the  Aggregate  Note  Balance in monthly installments  on the  twenty-fifth  day of each month or, if such day is not a Business  Day,  the next  succeeding
Business Day (each a "Payment  Date"),  commencing in July 2007 and ending on or before the Payment Date  occurring on the Final Stated  Maturity Date and to pay interest on the Note Balance of this Note (this  "Note")  outstanding from time to time as provided below.

         This Note is one of a duly authorized  issue of the Issuing  Entity's  Asset-Backed  Notes,  Series 2007-1
(the "Notes"),  issued under an Indenture  dated as of July 12, 2007 (the  "Indenture"),  among the Issuing Entity,
Wells  Fargo  Bank,  N.A.  (the  "Securities   Administrator",   which  term  includes  any  successor   Securities
Administrator  under the  Indenture")  and The Bank of New York,  as indenture  trustee (the  "Indenture  Trustee", which term includes any successor  Indenture  Trustee under the  Indenture),  to which Indenture and all indentures supplemental  thereto  reference is hereby made for a statement of the respective  rights thereunder of the Issuing
Entity, the Indenture Trustee,  the Securities  Administrator and the Holders of the Notes and the terms upon which the Notes are to be  authenticated  and  delivered.  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal  and interest on this Note will be made on each  Payment Date to the  Noteholder  of record as of the related  Record Date.  The "Note  Balance" of a Note as of any date of  determination  is equal to the initial Note Balance  thereof,  reduced by the  aggregate of all amounts  previously  paid with respect to such
Note on account of principal and the aggregate  amount of cumulative  Realized Losses allocated to such Note on all prior Payment Dates.

         The  principal of, and interest on, this Note are due and payable as described in the  Indenture,  in such coin or  currency of the United  States of America as at the time of payment is legal  tender for payment of public and  private  debts.  All  payments  made by the Issuing  Entity  with  respect to this Note shall be equal to this
Note's pro rata share of the  aggregate  payments on all Notes of the same Class as described  above,  and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest  accrued on the Notes,  if not  previously  paid,  will become  finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole,  but not in part, by the Majority  Certificateholder  on any
Payment Date on or after the Payment Date on which the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the end of the prior Due Period is less than or equal to 10% of the  aggregate  Stated  Principal  Balance of the Mortgage Loans as of Cut-off Date.

         The Issuing Entity shall not be liable upon the  indebtedness  evidenced by the Notes except to the extent of amounts  available  from the Trust Estate which  constitutes  security for the payment of the Notes.  The assets included in the Trust  Estate will be the sole source of  payments  on the Notes,  and each Holder  hereof,  by its acceptance of this Note,  agrees that (i) such Note will be limited in right of payment to amounts  available  from the Trust Estate as provided in the  Indenture  and (ii) such Holder shall have no recourse to the Issuing  Entity, the Owner Trustee,  the Indenture Trustee,  the Securities  Administrator,  the Seller, the Originator,  the Master
Servicer,  the Servicer or any of their respective  affiliates,  or to the assets of any of the foregoing entities, except the assets of the  Issuing  Entity  pledged to secure the Notes  pursuant  to the  Indenture  and the rights conveyed to the Issuing Entity under the Indenture.

         Any payment of  principal  or interest  payable on this Note which is  punctually  paid on the  applicable
Payment  Date shall be paid to the Person in whose name such Note is  registered  at the close of  business  on the
Record Date for such Payment Date by check mailed to such  person's  address as it appears in the Note  Register on such Record Date,  except for the final  installment  of principal and interest  payable with respect to such Note, which shall be payable as provided below.  Notwithstanding  the foregoing,  upon written  request with  appropriate instructions  by the Holder of this Note  delivered to the  Securities  Administrator  at least five  Business Days prior to the Record Date,  any payment of principal or interest,  other than the final  installment of principal or interest,  shall be made by wire  transfer  to an account in the  United  States  designated  by such  Holder.  All scheduled  reductions  in the Note  Balance of a Note (or one or more  predecessor  Notes)  effected by payments of principal  made on any Payment  Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange  therefor or in lieu thereof,  whether or not such payment is noted
on such Note.  The final  payment  of this Note shall be payable  upon  presentation  and  surrender  thereof on or after the Payment  Date  thereof at the office or agency of the Issuing  Entity  maintained  by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing  provisions,  each Note  delivered  under the  Indenture,  upon  registration  of transfer  of or in  exchange  for or in lieu of any other  Note  shall  carry the  right to  unpaid  principal  and interest that were carried by such other Note.

         If an Event of Default as defined in the  Indenture  shall  occur and be  continuing  with  respect to the
Notes,  the Notes may become or be  declared  due and  payable in the  manner and with the effect  provided  in the
Indenture.  If any such  acceleration  of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes,  the amount  payable to the Holder of this Note will be equal to the sum of the unpaid  Note  Balance of the Notes,  together  with  accrued and unpaid  interest  thereon as  described  in the  Indenture.  The  Indenture provides  that,  notwithstanding  the  acceleration  of the  maturity  of the Notes,  under  certain  circumstances specified  therein,  all amounts  collected as proceeds of the Trust Estate  securing the Notes or otherwise  shall continue to be applied to payments of principal  of and interest on the Notes as if they had not been  declared due and payable.

         The failure to pay any Class  Interest  Carryover  Shortfall  at any time when funds are not  available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or  Beneficial  Owner of any interest  herein is deemed to  represent  that either
(1) it is not acquiring  this Note with Plan Assets or (2) (A) the  acquisition,  holding and transfer of this Note will not give rise to a nonexempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated  investment  grade or better and such person believes that this Note is properly treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  and agrees to so treat this  Note.  Alternatively,  regardless  of the  rating of this  Note,  such  person  may  provide  the  Securities
Administrator  with an opinion of  counsel,  which  opinion of counsel  will not be at the  expense of the  Issuing
Entity,  the Seller, the Originator,  any Underwriter,  the Owner Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master  Servicer,  the Servicer or any successor  servicer  which opines that the  acquisition, holding and transfer of this Note or interest  herein is permissible  under  applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under ERISA or Section  4975 of the Code and will not subject the
Issuing Entity,  the Seller,  the Originator,  the Depositor,  any  Underwriter,  the Owner Trustee,  the Indenture
Trustee,  the  Securities  Administrator,  the Master  Servicer,  the  Servicer  or any  successor  servicer to any obligation in addition to those undertaken in the Indenture or other Operative Agreements.

         As provided in the Indenture and subject to certain  limitations  therein set forth,  the transfer of this
Note may be registered on the Note Register of the Issuing  Entity.  Upon  surrender for  registration  of transfer of, or  presentation of a written  instrument of transfer for, this Note at the office or agency  designated by the
Issuing Entity pursuant to the Indenture,  accompanied by proper  instruments of assignment in form satisfactory to the  Securities  Administrator,  one or more new  Notes of any  authorized  denominations  and of a like  aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due  presentment  for  registration  of  transfer  of this  Note,  the  Issuing  Entity,  the
Indenture Trustee,  the Securities  Administrator and any agent of the Issuing Entity, the Indenture Trustee or the
Securities  Administrator  may treat the Person in whose name this Note is registered as the owner of such Note (i)
on the  applicable  Record Date for the purpose of making  payments and interest of such Note and (ii) on any other date for all other purposes whatsoever,  as the owner hereof,  whether or not this Note be overdue, and neither the
Issuing Entity, the Indenture Trustee,  the Securities  Administrator nor any such agent of the Issuing Entity, the
Indenture Trustee or the Securities Administrator shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuing Entity and the rights of the Holders of the Notes under the  Indenture  at any  time by the  Issuing  Entity  and the  Holders  of a  majority  of all  Notes  at the  time outstanding.  The  Indenture  also  contains  provisions  permitting  the Holders of Notes  representing  specified percentages  of the  aggregate  Note  Balance of the Notes on behalf of the Holders of all the Notes,  to waive any past Default  under the Indenture and its  consequences.  Any such waiver by the Holder,  at the time of the giving thereof,  of this Note (or any one or more  predecessor  Notes) shall bind the Holder of every Note issued upon the registration of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not notation of such consent or waiver is made upon such Note.  The Indenture  also permits the Issuing  Entity,  the Indenture  Trustee and the
Securities  Administrator  to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the Holders of the Notes issued thereunder.

         Initially,  this  Note  will be  registered  in the name of Cede & Co. as  nominee  of DTC,  acting in its capacity as the Depository for this Note.  This Note will be delivered by the clearing agency in  denominations  as provided in the Indenture and subject to certain  limitations  therein set forth.  This Note is exchangeable  for a like  aggregate  initial Note Balance of Notes of different  authorized  denominations,  as requested by the Holder surrendering same.

         Unless the  Certificate  of  Authentication  hereon has been executed by the Securities  Administrator  by manual  signature,  this Note shall not be entitled to any benefit under the  Indenture,  or be valid or obligatory for any purpose.

         AS PROVIDED  IN THE  INDENTURE,  THIS NOTE AND THE  INDENTURE  CREATING  THIS NOTE SHALL BE  CONSTRUED  IN
ACCORDANCE  WITH,  AND  GOVERNED  BY, THE LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO  AGREEMENTS  MADE AND TO BE
PERFORMED THEREIN.

         IN WITNESS  WHEREOF,  the Issuing  Entity has caused this  instrument  to be duly  executed by  Wilmington
Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: July ____, 2007

                                                     NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

                                                     BY:  WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

                                                      By: ___________________________________________
                                                                     Authorized Signatory

                             SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A.,
as Securities Administrator

     By: __________________________________________________
                       Authorized Signatory

                                                   ABBREVIATIONS

         The following  abbreviations,  when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

                   TEN COM                   --      as tenants in common
                   TEN ENT                   --      as tenants by the entireties
                   JT TEN                    --      as joint tenants with right of survivorship and not as
                                                     tenants in common
      UNIF GIFT MIN ACT                      --      __________ Custodian
                                                     ________________________________________
                                                     (Cust)                          (Minor)

                                                     under Uniform Gifts to Minor Act
                                                     ________________________________________
                                                                                     (State)

                  ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                                                NUMBER OF ASSIGNEE:

                    ___________________________________________________________________________

                    ___________________________________________________________________________

                    ___________________________________________________________________________
                   (Please print or typewrite name and address, including zip code, of assignee)

the   within   Note   and   all   rights   thereunder,    and   hereby   irrevocably   constitutes   and   appoints
_________________________________  attorney to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

         NOTICE:  The  signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every  particular,  without  alteration or  enlargement or any change  whatsoever.  Signature(s)
must be  guaranteed  by a commercial  bank or by a member firm of the New York Stock  Exchange or another  national securities exchange. Notarized or witnessed signatures are not acceptable.

                                                    EXHIBIT A-2

                                               FORM OF CLASS M NOTES

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE SECURITIES  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR
PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR  BENEFICIAL  OWNER OF ANY  INTEREST  HEREIN  WILL BE DEEMED TO  REPRESENT  TO ONE OF THE
REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A  NON-RECOURSE  OBLIGATION  OF THE  ISSUER,  AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS  AVAILABLE
FROM THE TRUST AS PROVIDED IN THE INDENTURE  REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE  PERSONALLY  LIABLE FOR
PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE  OVER TIME AS SET FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING  NOTE BALANCE OF
THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                                    NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
                                         ASSET-BACKED NOTES, SERIES 2007-1
                    CLASS [M-1][M-2][M-3][M-4][M-5][M-6][M-7-A][M-7-B][M-8-A][M-8-B][M-9][M-10]

AGGREGATE NOTE BALANCE:                                                NOTE RATE: Variable
$

INITIAL NOTE BALANCE OF THIS BOND: $                                   BOND NO.

PERCENTAGE INTEREST: 100%                                              CUSIP NO.

         Newcastle Mortgage  Securities Trust 2007-1 (the "Issuing Entity"),  a Delaware statutory trust, for value received,  hereby  promises to pay to Cede & Co. or  registered  assigns,  the  Aggregate  Note  Balance in monthly installments  on the  twenty-fifth  day of each month or, if such day is not a Business  Day,  the next  succeeding
Business Day (each a "Payment  Date"),  commencing in July 2007 and ending on or before the Payment Date  occurring on the Final Stated  Maturity Date and to pay interest on the Note Balance of this Note (this  "Note")  outstanding from time to time as provided below.

         This Note is one of a duly authorized  issue of the Issuing  Entity's  Asset-Backed  Notes,  Series 2007-1
(the "Notes"),  issued under an Indenture  dated as of July 12, 2007 (the  "Indenture"),  among the Issuing Entity,
Wells  Fargo  Bank,  N.A.  (the  "Securities   Administrator",   which  term  includes  any  successor   Securities
Administrator  under the  Indenture")  and The Bank of New York,  as indenture  trustee (the  "Indenture  Trustee", which term includes any successor  Indenture  Trustee under the  Indenture),  to which Indenture and all indentures supplemental  thereto  reference is hereby made for a statement of the respective  rights thereunder of the Issuing
Entity, the Indenture Trustee,  the Securities  Administrator and the Holders of the Notes and the terms upon which the Notes are to be  authenticated  and  delivered.  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal  and interest on this Note will be made on each  Payment Date to the  Noteholder  of record as of the related  Record Date.  The "Note  Balance" of a Note as of any date of  determination  is equal to the initial Note Balance  thereof,  reduced by the  aggregate of all amounts  previously  paid with respect to such
Note on account of principal and the aggregate  amount of cumulative  Realized Losses allocated to such Note on all prior Payment Dates.

         The  principal of, and interest on, this Note are due and payable as described in the  Indenture,  in such coin or  currency of the United  States of America as at the time of payment is legal  tender for payment of public and  private  debts.  All  payments  made by the Issuing  Entity  with  respect to this Note shall be equal to this
Note's pro rata share of the  aggregate  payments on all Notes of the same Class as described  above,  and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest  accrued on the Notes,  if not  previously  paid,  will become  finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole,  but not in part, by the Majority  Certificateholder  on any
Payment Date on or after the Payment Date on which the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the end of the prior Due Period is less than or equal to 10% of the  aggregate  Stated  Principal  Balance of the Mortgage Loans as of Cut-off Date.

         The Issuing Entity shall not be liable upon the  indebtedness  evidenced by the Notes except to the extent of amounts  available  from the Trust Estate which  constitutes  security for the payment of the Notes.  The assets included in the Trust  Estate will be the sole source of  payments  on the Notes,  and each Holder  hereof,  by its acceptance of this Note,  agrees that (i) such Note will be limited in right of payment to amounts  available  from the Trust Estate as provided in the  Indenture  and (ii) such Holder shall have no recourse to the Issuing  Entity, the Owner Trustee,  the Indenture Trustee,  the Securities  Administrator,  the Seller, the Originator,  the Master
Servicer,  the Servicer or any of their respective  affiliates,  or to the assets of any of the foregoing entities, except the assets of the  Issuing  Entity  pledged to secure the Notes  pursuant  to the  Indenture  and the rights conveyed to the Issuing Entity under the Indenture.

         Any payment of  principal  or interest  payable on this Note which is  punctually  paid on the  applicable
Payment  Date shall be paid to the Person in whose name such Note is  registered  at the close of  business  on the
Record Date for such Payment Date by check mailed to such  person's  address as it appears in the Note  Register on such Record Date,  except for the final  installment  of principal and interest  payable with respect to such Note, which shall be payable as provided below.  Notwithstanding  the foregoing,  upon written  request with  appropriate instructions  by the Holder of this Note  delivered to the  Securities  Administrator  at least five  Business Days prior to the Record Date,  any payment of principal or interest,  other than the final  installment of principal or interest,  shall be made by wire  transfer  to an account in the  United  States  designated  by such  Holder.  All scheduled  reductions  in the Note  Balance of a Note (or one or more  predecessor  Notes)  effected by payments of principal  made on any Payment  Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange  therefor or in lieu thereof,  whether or not such payment is noted
on such Note.  The final  payment  of this Note shall be payable  upon  presentation  and  surrender  thereof on or after the Payment  Date  thereof at the office or agency of the Issuing  Entity  maintained  by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing  provisions,  each Note  delivered  under the  Indenture,  upon  registration  of transfer  of or in  exchange  for or in lieu of any other  Note  shall  carry the  right to  unpaid  principal  and interest that were carried by such other Note.

         If an Event of Default as defined in the  Indenture  shall  occur and be  continuing  with  respect to the
Notes,  the Notes may become or be  declared  due and  payable in the  manner and with the effect  provided  in the
Indenture.  If any such  acceleration  of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes,  the amount  payable to the Holder of this Note will be equal to the sum of the unpaid  Note  Balance of the Notes,  together  with  accrued and unpaid  interest  thereon as  described  in the  Indenture.  The  Indenture provides  that,  notwithstanding  the  acceleration  of the  maturity  of the Notes,  under  certain  circumstances specified  therein,  all amounts  collected as proceeds of the Trust Estate  securing the Notes or otherwise  shall continue to be applied to payments of principal  of and interest on the Notes as if they had not been  declared due and payable.

         The failure to pay any Class  Interest  Carryover  Shortfalls  at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or  Beneficial  Owner of any interest  herein is deemed to  represent  that either
(1) it is not acquiring  this Note with Plan Assets or (2) (A) the  acquisition,  holding and transfer of this Note will not give rise to a nonexempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated  investment  grade or better and such person believes that this Note is properly treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  and agrees to so treat this  Note.  Alternatively,  regardless  of the  rating of this  Note,  such  person  may  provide  the  Securities
Administrator  with an opinion of  counsel,  which  opinion of counsel  will not be at the  expense of the  Issuing
Entity,  the Seller, the Originator,  any Underwriter,  the Owner Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master  Servicer,  the Servicer or any successor  servicer  which opines that the  acquisition, holding and transfer of this Note or interest  herein is permissible  under  applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under ERISA or Section  4975 of the Code and will not subject the
Issuing Entity,  the Seller,  the Originator,  the Depositor,  any  Underwriter,  the Owner Trustee,  the Indenture
Trustee,  the  Securities  Administrator,  the Master  Servicer,  the  Servicer  or any  successor  servicer to any obligation in addition to those undertaken in the Indenture or other Operative Agreements.

         As provided in the Indenture and subject to certain  limitations  therein set forth,  the transfer of this
Note may be registered on the Note Register of the Issuing  Entity.  Upon  surrender for  registration  of transfer of, or  presentation of a written  instrument of transfer for, this Note at the office or agency  designated by the
Issuing Entity pursuant to the Indenture,  accompanied by proper  instruments of assignment in form satisfactory to the  Securities  Administrator,  one or more new  Notes of any  authorized  denominations  and of a like  aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due  presentment  for  registration  of  transfer  of this  Note,  the  Issuing  Entity,  the
Indenture Trustee,  the Securities  Administrator and any agent of the Issuing Entity, the Indenture Trustee or the
Securities  Administrator  may treat the Person in whose name this Note is registered as the owner of such Note (i)
on the  applicable  Record Date for the purpose of making  payments and interest of such Note and (ii) on any other date for all other purposes whatsoever,  as the owner hereof,  whether or not this Note be overdue, and neither the
Issuing Entity, the Indenture Trustee,  the Securities  Administrator nor any such agent of the Issuing Entity, the
Indenture Trustee or the Securities Administrator shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuing Entity and the rights of the Holders of the Notes under the  Indenture  at any  time by the  Issuing  Entity  and the  Holders  of a  majority  of all  Notes  at the  time outstanding.  The  Indenture  also  contains  provisions  permitting  the Holders of Notes  representing  specified percentages  of the  aggregate  Note  Balance of the Notes on behalf of the Holders of all the Notes,  to waive any past Default  under the Indenture and its  consequences.  Any such waiver by the Holder,  at the time of the giving thereof,  of this Note (or any one or more  predecessor  Notes) shall bind the Holder of every Note issued upon the registration of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not notation of such consent or waiver is made upon such Note.  The Indenture  also permits the Issuing  Entity,  the Indenture  Trustee and the
Securities  Administrator  to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the Holders of the Notes issued thereunder.

         Initially,  this  Note  will be  registered  in the name of Cede & Co. as  nominee  of DTC,  acting in its capacity as the Depository for this Note.  This Note will be delivered by the clearing agency in  denominations  as provided in the Indenture and subject to certain  limitations  therein set forth.  This Note is exchangeable  for a like  aggregate  initial Note Balance of Notes of different  authorized  denominations,  as requested by the Holder surrendering same.

         Unless the  Certificate  of  Authentication  hereon has been executed by the Securities  Administrator  by manual  signature,  this Note shall not be entitled to any benefit under the  Indenture,  or be valid or obligatory for any purpose.

AS PROVIDED IN THE  INDENTURE,  THIS NOTE AND THE  INDENTURE  CREATING  THIS NOTE SHALL BE CONSTRUED IN  ACCORDANCE
WITH,  AND  GOVERNED  BY,  THE LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO  AGREEMENTS  MADE AND TO BE  PERFORMED
THEREIN.

         IN WITNESS  WHEREOF,  the Issuing  Entity has caused this  instrument  to be duly  executed by  Wilmington
Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: July ____, 2007

                                                     NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

                                                     BY:  WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

                                                      By: _____________________________________________
                                                                     Authorized Signatory

                             SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A.,
as Securities Administrator

     By: _____________________________________________
                     Authorized Signatory

                                                   ABBREVIATIONS

         The following  abbreviations,  when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

                   TEN COM                   --      as tenants in common
                   TEN ENT                   --      as tenants by the entireties
                   JT TEN                    --      as  joint  tenants  with  right  of  survivorship  and  not as tenants in common
      UNIF GIFT MIN ACT                      --      __________ Custodian
                                                     ________________________________________
                                                     (Cust)                          (Minor)

                                                     under Uniform Gifts to Minor Act
                                                     ________________________________________
                                                                                     (State)

                      ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                                     ASSIGNEE:

                    ___________________________________________________________________________

                    ___________________________________________________________________________

                    ___________________________________________________________________________
                   (Please print or typewrite name and address, including zip code, of assignee)

the   within   Note   and   all   rights   thereunder,    and   hereby   irrevocably   constitutes   and   appoints
_________________________________  attorney to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

         NOTICE:  The  signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every  particular,  without  alteration or  enlargement or any change  whatsoever.  Signature(s)
must be  guaranteed  by a commercial  bank or by a member firm of the New York Stock  Exchange or another  national securities exchange. Notarized or witnessed signatures are not acceptable.

                                                     EXHIBIT B

                                              MORTGAGE LOAN SCHEDULE

                                                     EXHIBIT C

                                           INTEREST RATE SWAP AGREEMENT

                                                     EXHIBIT D

                                            INTEREST RATE CAP AGREEMENT

                                                   APPENDIX A

                                                   DEFINITIONS

                  "Accepted Master Servicing  Practices":  With respect to any Mortgage Loan, as applicable,  either (x) those mortgage master servicing  practices of prudent mortgage lending  institutions  which master service mortgage loans of the same type and quality as such  Mortgage  Loan in the  jurisdiction  where the related  Mortgaged  Property is located to the extent  applicable to the Master
Servicer,  or (y) as  provided in Section  3.30 of the Sale and  Servicing  Agreement,  but in no event below the standard set forth in clause (x).

                  "Accounts": Collectively, the Collection Account, the Note Account, the Swap Account and the Cap Account.

                   "Additional Form 10-D Disclosure":  As defined in Section 4.02(a)(i) of the Sale and Servicing Agreement.

                  "Adjustable-Rate  Mortgage  Loan":  A first lien Mortgage  Loan which  provides at any period during the life of such loan for the  adjustment of the Mortgage Rate payable in respect  thereto.  The  Adjustable-Rate  Mortgage Loans are identified as such on the Mortgage Loan Schedule.

                  "Adjusted  Net Mortgage  Rate":  With respect to any Mortgage Loan (or the related REO  Property),  as of any date of determination,  a per annum rate of interest  equal to the  applicable  Mortgage Rate for such Mortgage Loan as of the first day of the month  preceding  the month in which the related  Payment Date occurs minus the sum of (i) the Master  Servicing  Fee Rate and (ii) the
Servicing Fee Rate.

                  "Adjustment  Date":  With respect to each  Adjustable-Rate  Mortgage Loan, each adjustment date on which the Mortgage
Rate of such Mortgage Loan changes  pursuant to the related  Mortgage Note. The first  Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Administrator":  Newcastle  Investment  Corp. in the  performance  of its duties  pursuant to Article VIII under the
Sale and Servicing Agreement.

                  "Advance":  As to any Mortgage Loan or REO Property,  any advance made by the Servicer in respect of any Payment Date pursuant to Section 4.01 of the Sale and Servicing Agreement.

                  "Advance Facility":  As defined in Section 3.29 of the Sale and Servicing Agreement.

                  "Advance Facility Trustee":  As defined in Section 3.29 of the Sale and Servicing Agreement.

                  "Advancing Person":  As defined in Section 3.29 of the Sale and Servicing Agreement.

                  "Advance Reimbursement Amounts":  As defined in Section 3.29 of the Sale and Servicing Agreement.

                  "Affiliate":  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such Person.  For purposes of this  definition,  "control" means the power to direct the management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Allocated  Realized Loss Amount":  With respect to any Payment Date and any Class of Subordinate  Notes, the excess, if any, of (1) the sum of (x) any  Realized  Loss  allocated  to such Class of Notes on such  Payment  Date and (y) any  Realized  Loss allocated to such Class of Notes on prior Payment  Dates over (2) the sum of (x) the amount of any  Allocated  Realized Loss Amount for such  Class of Notes  distributed  to such  Class of Notes on a prior  Payment  Date and (y) the amount  equal to the  increase  in the related Note Balance due to the receipt of Subsequent Recoveries.

                  "Annual  Independent  Public  Accountants'  Servicing  Report":  A report of a firm of independent public accountants which is a member of the  American  Institute  of  Certified  Public  Accountants  to the effect  that such firm has  examined  certain documents and records  relating to the  servicing of the Mortgage  Loans or mortgage  loans similar in nature to the Mortgage  Loans by the Company and that such firm is of the opinion that the  provisions  of this  Agreement  or similar  servicing  agreements  have been complied with, and that, on the basis of such examination  conducted  substantially  in compliance with the Uniform Single  Attestation
Program for Mortgage  Bankers,  nothing has come to the attention of such firm which would  indicate  that such  servicing has not been conducted  in  compliance  therewith,  except  (i) such  exceptions  such firm  shall  believe  to be  immaterial,  and (ii) such other exceptions  as shall be set forth in such  report.  No Annual  Independent  Public  Accountants'  Servicing  Report  shall  contain any provision  restricting  the use of such report by the Company,  including  any  prohibition  on the inclusion of any such report in any filing with the Commission.

                  "Assessment of Compliance":  As defined in Section 3.21 of the Sale and Servicing Agreement.

                  "Assignment":  An assignment of Mortgage,  notice of transfer or equivalent instrument,  in recordable form, which is sufficient under the laws of the jurisdiction  wherein the related  Mortgaged  Property is located to reflect or record the sale of the
Mortgage.

                  "Assignment  Agreement":  The Assignment and Recognition  Agreement,  dated the Closing Date,  among the Seller,  the
Originator  and the  Depositor,  pursuant to which  certain of the Seller's  rights  under the Master  Agreement  were  assigned to the
Depositor, substantially in the form attached as Exhibit A to the Sale and Servicing Agreement.

                  "Attestation Report":  As defined in Section 3.21 of the Sale and Servicing Agreement.

                  "Authorized  Officer":  With respect to the Issuing Entity, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized  Officers  delivered by the Owner Trustee to the Indenture  Trustee,  the Master  Servicer and the Securities  Administrator  on the Closing Date (as such list may be  modified  or  supplemented  from time to time  thereafter)  and any  authorized  officer  of the  Sponsor  in its  capacity  as administrator of the Issuing Entity pursuant to Article VIII of the Sale and Servicing Agreement.

                  "Available  Funds":  For any Payment Date,  the sum of (1) the Interest  Remittance  Amount for that Payment Date and
(2) the Principal Remittance Amount for that Payment Date.

                  "Available  Funds  Rate":  For any Payment  Date and the Group 1 Notes,  a per annum rate equal to the product of (i)
the excess,  if any, of (a) the weighted  average of the Adjusted Net Mortgage  Rates of the then  outstanding  Group 1 Mortgage  Loans
(weighted on the basis of the outstanding  Stated  Principal  Balances of the Group 1 Mortgage Loans as of the first day of the related
Due  Period,  adjusted to reflect  unscheduled  principal  payments  received  thereon  after such date and  included in the  Principal
Distribution  Amount on the immediately  preceding Payment Date) over (b) the Swap Expense Fee Rate, (ii) a fraction,  the numerator of which is 30 and the  denominator  of which is the actual  number of days  elapsed in the related  Interest  Accrual  Period and (iii) a fraction the  numerator of which is the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the first day of the related
Due Period  adjusted  to reflect  unscheduled  principal  payments  received  thereon  after such date and  included  in the  Principal
Distribution  Amount on the immediately  preceding Payment Date and the denominator of which is the aggregate Note Balance of the Notes immediately prior to such Payment Date.

                  For any Payment Date and the Group 2 Notes,  a per annum rate equal to the product of (i) the excess,  if any, of (a)
the weighted  average of the Adjusted Net Mortgage Rates of the then  outstanding  Group 2 Mortgage Loans (weighted on the basis of the outstanding  Stated  Principal  Balances  of the Group 2 Mortgage  Loans as of the first day of the  related  Due  Period,  adjusted to reflect  unscheduled  principal  payments  received  thereon after such date and included in the Principal  Distribution  Amount on the immediately  preceding  Payment  Date) over (b) the Swap  Expense  Fee Rate,  (ii) a  fraction,  the  numerator  of which is 30 and the denominator  of which is the actual number of days elapsed in the related  Interest  Accrual  Period and (iii) a fraction the numerator of which is the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the first day of the related Due Period  adjusted to reflect  unscheduled  principal  payments  received  thereon after such date and included in the Principal  Distribution  Amount on the immediately  preceding  Payment Date and the denominator of which is the aggregate Note Balance of the Notes  immediately prior to such
Payment Date.

                  For any Payment Date and the Subordinate  Notes, a per annum rate equal to the product of (i) the excess,  if any, of
(a) the weighted  average of the  Adjusted Net Mortgage  Rates of the then  outstanding  Mortgage  Loans  (weighted on the basis of the outstanding  Stated  Principal  Balances of the  Mortgage  Loans as of the first day of the  related  Due  Period,  adjusted to reflect unscheduled  principal payments received thereon after such date and included in the Principal  Distribution  Amount on the immediately preceding  Payment  Date) over (b) the Swap Expense Fee Rate,  (ii) a fraction,  the  numerator of which is 30 and the  denominator  of which is the actual number of days elapsed in the related  Interest  Accrual  Period and (iii) a fraction the numerator of which is the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans as of the  first day of the  related  Due  Period  adjusted  to  reflect unscheduled  principal payments received thereon after such date and included in the Principal  Distribution  Amount on the immediately preceding Payment Date and the denominator of which is the aggregate Note Balance of the Notes immediately prior to such Payment Date.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy  Loss":  Any loss  resulting  from a bankruptcy  court,  in  connection  with a personal  bankruptcy of a mortgagor,  (1)  establishing  the value of a mortgaged  property at an amount less than the Stated  Principal  Balance of the mortgage loan secured by such mortgaged property or (2) reducing the amount of the monthly payment on the related mortgage loan.

                   "Basic Documents":  The Trust Agreement,  the Certificate of Trust, the Indenture, the Sale and Servicing Agreement,
the Assignment  Agreement,  the Interest Rate Swap Agreement,  the Interest Rate Cap Agreement and the other documents and certificates delivered in connection with any of the above.

                   "Basis Risk Shortfall  Amount":  With respect to any Class of Notes and any Payment Date, the sum of (i) the excess, if any, of (x) the amount of interest  such Class of Notes for such  Payment  Date would have  accrued on such Payment Date at its Note
Rate (without  regard to the  Available  Funds Rate) over (y) interest  accrued on such Class of Notes at the Available  Funds Rate and
(ii) the unpaid portion of any Basis Risk Shortfall  Amount from the prior Payment Dates together with interest  accrued on such unpaid portion for the most recently ended Interest Accrual Period at the related Note Rate (without regard to the Available Funds Rate).

                  "Beneficial  Owner":  With respect to any Note, the Person who is the  beneficial  owner of such Note as reflected on the books of the  Depository  or on the books of a Person  maintaining  an  account  with such  Depository  (directly  as a  Depository
Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

                  "Book-Entry Notes":  Beneficial  interests in the Notes,  ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

                  "Business  Day":  Any day other than a Saturday,  a Sunday or a day on which banking or savings  institutions  in the
State of Delaware,  the State of New York, the State of California,  the State of Maryland,  the State of Minnesota,  or in the city in which the Corporate  Trust Office of the Securities  Administrator  is located are authorized or obligated by law or executive order to be closed.

                  "Cap  Account":  The account or accounts  created and  maintained  pursuant to Section 4.04 of the Sale and Servicing
Agreement.  The Cap Account must be an Eligible Account.

                  "Cap Credit Support  Annex":  The credit support annex,  dated as of July 12, 2007,  between the Cap Provider and the
Issuing Entity, which is annexed to and forms part of the Interest Rate Cap Agreement.

                  "Cap Payment":  With respect to any Payment Date, the amount, if any, received from the Cap Provider for such Payment
Date.

                   "Cap Provider":  The cap provider under the Interest Rate Cap Agreement.  Initially,  the Cap Provider shall be Bear
Stearns Financial Products Inc.

                   "Certificate  Distribution  Account":  The account or accounts created and maintained pursuant to Section 3.10(c) of the Trust Agreement.  The Certificate Distribution Account shall be an Eligible Account.

                  "Certificate  Percentage Interest":  With respect to each Certificate,  the Certificate Percentage Interest stated on the face thereof.

                  "Certificate  Register":   The  register  maintained  by  the  Securities   Administrator  in  which  the  Securities
Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

                  "Certificate  of Trust":  The  Certificate of Trust filed for the Trust pursuant to Section  3810(a) of the Statutory
Trust Statute.

                  "Certificates" or "Trust Certificates":  The Newcastle Mortgage Securities Trust 2007-1 Trust Certificates,  Class C,
Class XS and Class R,  collectively  evidencing  the  beneficial  ownership  interest in the Issuing  Entity and  executed by the Owner
Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  "Certificateholder"  or "Holder":  The Person in whose name a Certificate is registered in the Certificate  Register.
Owners of Certificates  that have been pledged in good faith may be regarded as Holders if the pledgee  establishes to the satisfaction of the  Securities  Administrator  or the  Owner  Trustee,  as the case may be,  the  pledgee's  right so to act with  respect  to such
Certificates  and that the pledgee is not the Issuing  Entity,  any other obligor upon the  Certificates or any Affiliate of any of the foregoing Persons.

                  "Certification":  As defined in Section 4.02(a)(iii) of the Sale and Servicing Agreement.

                  "Class": Collectively, all of the Notes bearing the same class designation.

                  "Class A Notes":  Any of the Class 1-A-1 Notes,  Class 2-A-1 Notes, Class 2-A-2 Notes, Class 2-A-3 Notes or the Class
2-A-4 Notes.

                  "Class 1-A-1 Notes":  Any one of the Class 1-A-1 Notes executed by the Issuing Entity and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class 2-A-1 Notes":  Any one of the Class 2-A-1 Notes executed by the Issuing Entity and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class 2-A-2 Notes":  Any one of the Class 2-A-2 Notes executed by the Issuing Entity and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class 2-A-3 Notes":  Any one of the Class 2-A-3 Notes executed by the Issuing Entity and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class 2-A-4 Notes":  Any one of the Class 2-A-4 Notes executed by the Issuing Entity and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class C Distribution  Amount":  With respect to each Payment Date, the excess,  if any, of (I) the sum of (a)(x) the excess of the  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the prior Due Period  over the  aggregate  Note
Balance of the Notes,  multiplied  by (y) an interest rate equal to the Adjusted Net Mortgage  Rate of the Mortgage  Loans,  divided by
(z) 12, (b) any principal  collections in respect of the Mortgage Loans to which the  Certificates  are entitled and (c) any Prepayment
Charges  collected during the related  Prepayment  Period,  over (II) the aggregate amount of all Basis Risk Shortfall Amounts that did not reduce the Class XS Distribution Amount for such Payment Date.

                  "Class  Interest  Carryover  Shortfall":  With respect to any Class of Notes and any Payment Date, an amount equal to the sum of (1) the excess of the Class Monthly  Interest Amount with respect to such Class of Notes for the preceding  Payment Date and any  outstanding  Class  Interest  Carryover  Shortfall with respect to such Class of Notes from any preceding  Payment Date,  over the
Interest  Remittance  Amount for such Payment Date plus (2) one month's interest on the excess,  to the extent permitted by law, at the
Note Rate for such Class of Notes.

                  "Class M-1 Note":  Any one of the Class M-1 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-1 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such  Payment  Date) and (ii) the Note  Balance of the Class M-1 Notes  immediately  prior to such  Payment Date over (y) the lesser of
(A) the product of (i) 54.80% and (ii) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due Period  (after  giving  effect to scheduled  payments of  principal  due during the related Due Period,  to the extent  received or advanced,  and  unscheduled  collections  of principal  received  during the related  Prepayment  Period) and (B) the aggregate  Stated
Principal  Balance of the Mortgage  Loans as of the last day of the related Due Period (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-2 Note":  Any one of the Class M-2 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-2 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such  Payment  Date) and (iii) the Note Balance of the Class M-2 Notes  immediately  prior to such Payment Date over (y) the lesser of (A) the product of (i) 62.40% and (ii) the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the
last day of the related Due Period (after giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received  during the related  Prepayment  Period) and (B) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the  related  Due Period  (after  giving  effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-3 Note":  Any one of the Class M-3 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-3 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2 Principal  Distribution  Amount on such Payment Date) and (iv) the Note Balance of the Class M-3 Notes  immediately prior to such  Payment  Date over (y) the lesser of (A) the  product of (i) 67.00% and (ii) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the last day of the related Due Period  (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received  or  advanced,  and  unscheduled  collections  of  principal  received  during the related
Prepayment  Period) and (B) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related Due Period
(after giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-4 Note":  Any one of the Class M-4 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-4 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3  Principal  Distribution  Amount on such  Payment  Date) and (v) the Note Balance of the Class M-4
Notes  immediately  prior to such  Payment  Date over (y) the lesser of (A) the  product of (i)  71.20% and (ii) the  aggregate  Stated
Principal  Balance of the Mortgage  Loans as of the last day of the related Due Period (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate Stated Principal  Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal received during the related Prepayment Period) minus the  Overcollateralization
Floor.

                  "Class M-5 Note":  Any one of the Class M-5 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-5 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date) and (vi) the Note Balance of the Class M-5 Notes  immediately  prior to such  Payment  Date over (y) the  lesser of (A) the  product  of (i)  75.10% and (ii) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the  related  Due Period  (after  giving  effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate Stated Principal  Balance of the Mortgage Loans as of
the last day of the related Due Period (after giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) minus the
Overcollateralization Floor.

                  "Class M-6 Note":  Any one of the Class M-6 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-6 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after  taking into account the payment of the Class M-5  Principal  Distribution  Amount on such Payment Date) and
(vii) the Note  Balance of the Class M-6 Notes  immediately  prior to such  Payment  Date over (y) the lesser of (A) the product of (i)
78.50% and (ii) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the related Due Period  (after giving  effect to  scheduled  payments  of  principal  due during the  related Due Period,  to the extent  received  or  advanced,  and unscheduled  collections of principal  received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage  Loans as of the last day of the related Due Period  (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and  unscheduled  collections of principal  received  during the related
Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-7 Note": Collectively, the Class M-7-A Notes and the Class M-7-B Notes.

                   "Class M-7-A Note": Any one of the Class M-7-A Notes executed by the Issuing Entity and  authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-7-B Note": Any one of the Class M-7-B Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-7 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes  (after  taking into account the payment of the Class M-5  Principal  Distribution  Amount on such  Payment  Date),
(vii) the Note Balance of the Class M-6 Notes (after  taking into account the payment of the Class M-7  Principal  Distribution  Amount on such  Payment  Date) and (viii) the Note Balance of the Class M-6 Notes  immediately  prior to such Payment Date over (y) the lesser of (A) the  product of (i) 81.70% and (ii) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate  Stated
Principal  Balance of the Mortgage  Loans as of the last day of the related Due Period (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-8 Note": Collectively, the Class M-8-A Notes and the Class M-8-B Notes.

                   "Class M-8-A Note": Any one of the Class M-8-A Notes executed by the Issuing Entity and  authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-8-B Note": Any one of the Class M-8-B Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                   "Class M-8 Principal  Distribution  Amount":  With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes  (after  taking into account the payment of the Class M-5  Principal  Distribution  Amount on such  Payment  Date),
(vii) the Note Balance of the Class M-6 Notes (after  taking into account the payment of the Class M-6  Principal  Distribution  Amount on such  Payment  Date),  (viii) the Note  Balance of the Class M-7 Notes  (after  taking  into  account  the  payment of the Class M-7
Principal  Distribution  Amount on such  Payment  Date) and (ix) the Note  Balance  of the  Class M-8 Notes  immediately  prior to such
Payment  Date over (y) the lesser of (A) the product of (i) 84.60% and (ii) the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal due during the related Due
Period, to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period)
and (B) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments of principal  due during the related Due Period,  to the extent  received or  advanced,  and  unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-9 Note":  Any one of the Class M-9 Notes executed by the Issuing Entity and  authenticated  and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-9 Principal  Distribution  Amount":  With respect to any Payment Date,  the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes  (after  taking into account the payment of the Class M-5  Principal  Distribution  Amount on such  Payment  Date),
(vii) the Note Balance of the Class M-6 Notes (after  taking into account the payment of the Class M-6  Principal  Distribution  Amount on such  Payment  Date),  (viii) the Note  Balance of the Class M-7 Notes  (after  taking  into  account  the  payment of the Class M-7
Principal  Distribution  Amount on such Payment  Date),  (ix) the Note  Balance of the Class M-8 Notes  (after  taking into account the payment  of the  Class M-8  Principal  Distribution  Amount  on such  Payment  Date)  and (x) the Note  Balance  of the Class M-9 Notes
immediately  prior to such Payment Date over (y) the lesser of (A) the product of (i) 87.20% and (ii) the  aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the last day of the related Due Period  (after  giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due
Period (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

                  "Class M-10 Note": Any one of the Class M-10 Notes executed by the Issuing Entity and  authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 to the Indenture.

                  "Class M-10 Principal  Distribution  Amount":  With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate  Note Balance of the Class A Notes  (after  taking into account the payment of the Senior  Principal  Distribution  Amount on such Payment  Date),  (ii) the Note Balance of the Class M-1 Notes  (after  taking into account the payment of the Class M-1  Principal
Distribution  Amount on such Payment  Date),  (iii) the Note  Balance of the Class M-2 Notes (after  taking into account the payment of the Class M-2  Principal  Distribution  Amount on such Payment  Date),  (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal  Distribution  Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes
(after taking into account the payment of the Class M-4 Principal  Distribution  Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes  (after  taking into account the payment of the Class M-5  Principal  Distribution  Amount on such  Payment  Date),
(vii) the Note Balance of the Class M-6 Notes (after  taking into account the payment of the Class M-6  Principal  Distribution  Amount on such  Payment  Date),  (viii) the Note  Balance of the Class M-7 Notes  (after  taking  into  account  the  payment of the Class M-7
Principal  Distribution  Amount on such Payment  Date),  (ix) the Note  Balance of the Class M-8 Notes  (after  taking into account the payment of the Class M-8  Principal  Distribution  Amount on such  Payment  Date),  (x) the Note  Balance of the Class M-9 Notes (after taking into account the payment of the Class M-9 Principal  Distribution  Amount on such Payment Date) and (xi) the Note Balance of the
Class M-10 Notes  immediately  prior to such Payment  Date over (y) the lesser of (A) the product of (i) 90.50% and (ii) the  aggregate
Stated  Principal  Balance of the  Mortgage  Loans as of the last day of the  related  Due Period  (after  giving  effect to  scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal received during the related  Prepayment  Period) and (B) the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the last day of the related Due Period  (after  giving  effect to  scheduled  payments of  principal  due during the related Due Period,  to the extent  received or advanced,  and  unscheduled  collections  of principal  received  during the related  Prepayment  Period) minus the
Overcollateralization Floor.

                  "Class Monthly  Interest  Amount":  With respect to any Payment Date and each Class of Notes,  the amount of interest accrued  during the related  Interest  Accrual Period at the related Note Rate on the Note Balance of such Class  immediately  prior to such  Payment  Date.  Class  Monthly  Interest  Amount  will be  calculated  on the basis of the actual  number of days in the  related
Interest Accrual Period and a 360-day year.

                  "Class XS  Distribution  Amount" With respect to each Payment Date,  the excess,  if any, of (I) the product of (x) a notional  principal  balance  equal to the  aggregate  Note Balance of the Notes,  (y) an interest  rate equal to the excess of (a) the
Adjusted Net Mortgage  Rate of the Mortgage  Loans over (b) the weighted  average Note Rate for such Payment  Date,  and (z) the actual number of days in the  immediately  preceding Due Period divided by 360, over (II) the aggregate of all Basis Risk  Shortfall  Amounts.
For the first  Payment  Date,  the Class XS  Distribution  Amount  shall be  increased  by an amount  equal to the  product  of (1) the aggregate  Note  Balance of the Notes,  (2) the Adjusted Net  Mortgage  Rate and (3) a fraction,  (a) the  numerator of which equals 30 minus the actual number of days in the first Interest Accrual Period and (b) the denominator of with is 360.

                  "Close of Business": As used herein, with respect to any Business Day, 5:00 p.m. (New York time).

                  "Closing Date":  July 12, 2007.

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Collateral": The meaning specified in the Granting Clause of the Indenture.

                  "Collection  Account":  The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a) of the Sale and  Servicing  Agreement,  which shall be  entitled  "Nationstar  Mortgage  LLC,  as  Servicer  for The Bank of New York,  as
Indenture  Trustee,  in trust for the registered  holders of Newcastle  Mortgage  Securities Trust 2007-1,  Asset Backed Notes,  Series
2007-1."  The Collection Account must be an Eligible Account.

                  "Combined  Loan-to-Value  Ratio":  With respect to any Mortgage Loan secured by a second lien,  the Stated  Principal
Balance of the  Mortgage  Loan plus the Stated  Principal  Balance of any  related  senior  mortgage  loan at the date of  origination, divided by the Value of the related Mortgaged Property.

                  "Commission": The Securities and Exchange Commission.

                  "Compensating Interest":  As defined in Section 3.24 of the Sale and Servicing Agreement.

                  "Corporate  Trust  Office":  With respect to the  Indenture  Trustee,  the  principal  corporate  trust office of the
Indenture  Trustee at which at any particular time its corporate trust business shall be administered,  which office at the date of the execution of this  instrument is located at 101 Barclay Street,  Floor 4W, New York, New York 10286,  Attention:  Structured  Finance -
Newcastle  Mortgage  Securities  Trust 2007-1.  With respect to the Owner Trustee,  the principal  corporate  trust office of the Owner
Trustee at which at any  particular  time its corporate  trust business  shall be  administered,  which office is located at Wilmington
Trust Company,  Rodney Square North, 1100 North Market Street,  Wilmington,  Delaware 19801,  Attention:  Newcastle Mortgage Securities
Trust  2007-1.  With  respect  to the  Securities  Administrator,  Paying  Agent  and Note  Registrar,  for  certificate  transfers  an surrenders:  is located at Sixth Street and Marquette Avenue,  Minneapolis,  Minnesota 55479; for all other purposes 9062 Old Annapolis
Road, Columbia, Maryland 24105, Attn: Corporate Trust - Newcastle 2007-1.

                  "Coupon Step Up Date":  Each Payment  Date on which the  aggregate  Stated  Principal  Balance of the Mortgage  Loans
(after giving  effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and REO Properties is equal to or less than 10%
of the Cut-off Date Principal Balance.

                  "Cumulative Loss Trigger Event":  Shall occur with respect to any Payment Date on which the fraction,  expressed as a percentage,  equal to (x) the aggregate  amount of Realized  Losses incurred since the Cut-off Date through the last day of the related
Due Period  (reduced by the  aggregate  amount of  Subsequent  Recoveries  received  from the Cut-off  Date through the last day of the related Due Period) divided by (y) the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off Date,  exceeds the applicable percentages set forth below with respect to such Payment Date:

                        Payment Date Occurring In                                Percentage

                       July 2009 through June 2010                   1.85% for the first month, plus an additional
                                                                     1/12th of 2.25% for each month thereafter
                       July 2010 through June 2011                   4.10% for the first month, plus an additional
                                                                     1/12th of 2.35% for each month thereafter
                       July 2011 through June 2012                   6.45% for the first month, plus an additional
                                                                     1/12th of 1.90% for each month thereafter
                       July 2012 through June 2013                   8.35% for the first month, plus an additional
                                                                     1/12th of 0.90% for each month thereafter
                       July 2013 and thereafter                      9.25% for each month

                  "Custodian":  The Person  acting as custodian  under the Sale and  Servicing  Agreement  from time to time. As of the
Closing Date, the initial Custodian shall be Wells Fargo Bank, N.A.

                  "Custodial Delivery Failure":  The failure of the Custodian to produce a Mortgage Note, Assignment of Mortgage or any other  document  related to a Mortgage  Loan that was in its  possession  pursuant to the Sale and Servicing  Agreement  within two (5)
Business Days after the Custodian's  receipt of a written  request  therefor by the Servicer,  the Indenture  Trustee or the Securities
Administrator  in  accordance  with the terms and  conditions  of the Sale and  Servicing  Agreement;  provided  that (i) the Custodian previously  delivered  to the  Indenture  Trustee,  a trust  receipt and an  exception  report  which did not list such  document as an exception;  (ii) such document is not outstanding  pursuant to a Request for Release, and (iii) such document was held by the Custodian on behalf of the Indenture Trustee.

                  "Cut-off Date": With respect to each Original Mortgage Loan, on June 1, 2007.

                  "Cut-off Date Principal  Balance":  With respect to any Mortgage Loan, the unpaid Stated Principal Balance thereof as of the Cut-off Date (or as of the applicable date of substitution with respect to a Qualified  Substitute  Mortgage Loan), after giving effect to scheduled payments due on or before the Cut-off Date, whether or not received.

                  "Debt Service  Reduction":  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such
Mortgage Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code,  except such a reduction  constituting a
Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Default": Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

                   "Deficient  Valuation":  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent  jurisdiction in an amount less than the then outstanding  Stated Principal  Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": The meaning specified in Section 4.06 of the Indenture.

                  "Deleted  Mortgage Loan": A Mortgage Loan replaced or to be replaced with one or more Qualified  Substitute  Mortgage
Loans.

                  "Delinquency  Amount":  For any Due Period, the sum, without  duplication,  of the aggregate Stated Principal Balance of Mortgage  Loans that are  Delinquent 60 days or more  (including  any Mortgage Loan in bankruptcy  and  Delinquent 60 days or more), that are in foreclosure or that are REO Properties, each as of the last day of the related Due Period.

                  "Delinquency  Event":  On any Payment Date, the 60+  Delinquency  Percentage  (Rolling Three Month) exceeds 29.52% of the Senior Enhancement Percentage for the prior Payment Date.

                  "Delinquent":  A Mortgage Loan is  "Delinquent"  if any payment due thereon is not made by the Mortgagor by the close of business on the related Due Date. A Mortgage  Loan is "30 days  Delinquent"  if such  payment has not been  received by the close of business on the  corresponding  day of the month  immediately  succeeding  the month in which such  payment was due, or, if there is no such  corresponding  day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month)
then on the last day of such immediately succeeding month.  Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

                  "Depositor":  Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability  company,  or its successor in interest.

                  "Depository"  or  "Depository  Agency":  The  Depository  Trust  Company or a successor  appointed by the  Securities
Administrator.  Any successor to the Depository shall be an organization  registered as a "clearing  agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

                  "Depository  Participant":  A Person for whom,  from time to time, the Depository  effects  book-entry  transfers and pledges of securities deposited with the Depository.

                  "Derivatives Provider": Either or both of the Cap Provider and the Swap Provider, as the context so requires.

                  "Determination  Date":  With respect to any Payment  Date,  the 15th day of the calendar  month in which such Payment
Date occurs, or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly  Operate":  With  respect to any REO  Property,  the  furnishing  or  rendering  of services to the tenants thereof,  the  management or operation of such REO  Property,  the holding of such REO Property  primarily  for sale to customers,  the performance  of any  construction  work thereon or any use of such REO Property in a trade or business  conducted by the Issuing Entity other than  through an  Independent  Contractor;  provided,  however,  that the  Indenture  Trustee  (or the  Servicer on behalf of the
Indenture  Trustee) shall not be considered to Directly  Operate an REO Property solely because the Indenture  Trustee (or the Servicer on behalf of the Indenture  Trustee)  establishes  rental terms,  chooses tenants,  enters into or renews leases,  deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property

                  "Due Date":  With respect to each Mortgage Loan and any Payment  Date,  the first day of the calendar  month in which such Payment Date occurs on which the Monthly  Payment for such  Mortgage  Loan was due (or, in the case of any Mortgage Loan under the terms of which the Monthly  Payment for such  Mortgage  Loan was due on a day other than the first day of the  calendar  month in which such Payment Date occurs, the Due Date shall be deemed to be the first day of the following  calendar month),  exclusive of any days of grace.

                   "Due Period":  With respect to any Payment Date,  the period  commencing on the second day of the month  immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

                   "Eligible  Account":  Any of (i) an account or  accounts  maintained  with a federal or state  chartered  depository institution or trust company the short-term  unsecured debt obligations of which (or, in the case of a depository  institution or trust company that is the principal  subsidiary of a holding company,  the short-term unsecured debt obligations of such holding company) are rated A-1 by S&P and P-1 by Moody's  (or  comparable  ratings if S&P,  Moody's and Fitch are not the Rating  Agencies)  at the time any amounts are held on deposit therein;  provided,  that following a downgrade,  withdrawal,  or suspension of such  institution's  rating above,  each account shall  promptly (and in any case within not more than 30 calendar days) be moved to one or more  segregated  trust accounts  in the  trust  department  of such  institution,  or to an  account  at  another  institution  that  complies  with the above requirements,  (ii) a trust  account or  accounts  maintained  with the trust  department  of a federal or state  chartered  depository institution,  national banking  association or trust company acting in its fiduciary capacity or (iii) an account otherwise  acceptable to each Rating Agency  without  reduction or  withdrawal of their then current  ratings of the Notes as evidenced by a letter from each
Rating Agency to the  Indenture  Trustee.  Eligible  Accounts may bear  interest.  Notwithstanding  Section 9.01,  the Indenture may be
amended to reduce the rating  requirements  in clause (i) above,  without  the  consent of any of the  Noteholders,  provided  that the
Person  requesting  such  amendment  obtains a letter from each  Rating  Agency  stating  that such  amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes.

                  "ERISA":  The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Account":  The account or accounts created and maintained  pursuant to Section 3.09 of the Sale and Servicing
Agreement.

                  "Escrow Payments": The amounts constituting ground rents, taxes, assessments,  water rates, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Event of Default":  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such
Event of Default and whether it shall be voluntary  or  involuntary  or be effected by  operation  of law or pursuant to any  judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i)      a failure by the Issuing Entity to pay the Class Monthly  Interest Amount on any of the Class A Notes on any
         Payment  Date,  or if the Note Balance of the Class A Notes has been  reduced to zero, a failure by the Issuing  Entity to pay on any Payment  Date the Class  Monthly  Interest  Amount due on any of the most  senior  Class of Notes  outstanding  on such
         Payment Date; or

                  (ii)     the failure by the Issuing Entity on a respective  Final Stated  Maturity Date to reduce the Note Balance of any of the Notes to zero; or

                  (iii)    there occurs a default in the  observance or  performance of any covenant or agreement of the Issuing Entity made in the Indenture,  or any  representation  or warranty of the Issuing Entity made in the Indenture or in any  certificate or other writing  delivered  pursuant hereto or in connection  herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall  continue or not be cured,  or the  circumstance  or condition  in respect of which such  representation  or warranty was  incorrect  shall not have been  eliminated  or otherwise cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuing Entity by the  Indenture  Trustee or to the Issuing  Entity and the  Indenture  Trustee by the Holders of at least 25% of the  aggregate
         Note Balance of the Outstanding  Notes, a written notice  specifying such default or incorrect  representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv)     there  occurs the filing of a decree or order for relief by a court having  jurisdiction  in the premises in respect of the  Issuing  Entity or any  substantial  part of the Trust  Estate in an  involuntary  case  under any  applicable federal  or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in effect,  or  appointing  a  receiver, liquidator,  assignee,  custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the Trust Estate,  or ordering the  winding-up or  liquidation of the Issuing  Entity's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v)      there occurs the  commencement  by the Issuing Entity of a voluntary  case under any  applicable  federal or state  bankruptcy,  insolvency  or other similar law now or hereafter in effect,  or the consent by the Issuing  Entity to the entry of an order  for  relief in an  involuntary  case  under  any such law,  or the  consent  by the  Issuing  Entity to the appointment or taking possession by a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator or similar official of the Issuing Entity or for any  substantial  part of the assets of the Trust Estate,  or the making by the Issuing Entity of any general  assignment for the benefit of creditors,  or the failure by the Issuing Entity generally to pay its debts as such debts become due, or the taking of any action by the Issuing Entity in furtherance of any of the foregoing; or

                  (vi)     the Issuing Entity becomes subject to federal income tax.

                  "Excess  Interest":  With respect to any Payment Date, the amounts  remaining in the Note Account,  if any, after the application of payments pursuant to clauses (A) through (E) of section 3.05(a) of the Indenture.

                   "Excess Overcollateralization  Amount": With respect to any Payment Date, the lesser of (1) the Principal Remittance
Amount for the Payment Date and (2) the excess, if any, of (x) the  Overcollateralization  Amount for such Payment Date,  assuming 100%
of the Principal  Remittance  Amount is distributed on the Notes, over (y) the Required  Overcollateralization  Amount for such Payment
Date.

                  "Exchange  Act":  The  Securities  Exchange  Act of 1934,  as  amended,  and the  rules and  regulations  promulgated thereunder.

                  "Expenses": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Stated Maturity Date": With respect to each Class of Notes, the Payment Date in April 2037.

                  "Final  Recovery  Determination":  With respect to any  defaulted  Mortgage  Loan or any REO  Property  (other than a
Mortgage  Loan or REO Property (i)  repurchased  by the  Originator  or purchased  by the Servicer  pursuant to or as  contemplated  by
Section  2.03 of the Sale and  Servicing  Agreement  or (ii)  removed  from the Trust  pursuant to Section  8.07 of the  Indenture),  a determination  made by the Servicer that all Insurance  Proceeds,  Net Liquidation  Proceeds and other payments or recoveries which the
Servicer,  in its reasonable good faith  judgment,  expects to be finally  recoverable in respect  thereof have been so recovered.  The
Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Fixed-Rate  Mortgage  Loan":  A first or second lien Mortgage Loan which  provides for a fixed Mortgage Rate payable with respect thereto.  The Fixed-Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

                  "Fixed  Swap  Payment":  With  respect to any Payment  Date,  a fixed  amount  equal to the product of (x) 5.074% per annum,  (y) the product of (i) the related  Notional  Amount (as defined in the Interest Rate Swap  Agreement)  and (ii) 250, and (z) a
fraction,  the  numerator  of which is 30 (or,  in the case of the first  payment  date,  the  number of days  from and  including  the effective date (as defined in the Interest Rate Swap  Agreement) to but excluding such payment date,  determined on a 30/360 basis) and the denominator of which is 360.

                  "Floating  Swap  Payment":  With  respect to any Payment  Date,  a floating  amount  equal to the product of (i) Swap
LIBOR,  (ii) the  related  Notional  Amount (as  defined in the  Interest  Rate Swap  Agreement),  (iii) 250 and (iv) a  fraction,  the numerator of which is the actual number of days elapsed from and  including  the previous  Floating Rate Payer Payment Date (as defined in the Interest Rate Swap  Agreement) to but excluding the current  Floating Rate Payer Payment Date,  and the  denominator of which is
360.

                  "Form 8-K Disclosure Information":  As defined in Section 4.02(a)(ii) of the Sale and Servicing Agreement.

                  "Freddie Mac": Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Grant": Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer, grant a lien upon and a security  interest in, create a right of set-off against,  deposit,  set over and confirm  pursuant to the Indenture.  A Grant of the
Collateral or of any other agreement or instrument  shall include all rights,  powers and options (but none of the  obligations) of the granting party thereunder,  including the immediate and continuing right to claim for, collect,  receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive  notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and  options,  to bring proceedings  in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting  party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Gross Margin":  With respect to each  Adjustable-Rate  Mortgage Loan, the fixed  percentage set forth in the related
Mortgage  Note that is added to the Index on each  Adjustment  Date in accordance  with the terms of the related  Mortgage Note used to determine the Mortgage Rate for such Adjustable-Rate Mortgage Loan.

                  "Group 1  Allocation  Percentage":  With  respect to any Payment  Date, a fraction  expressed  as a  percentage,  the numerator  of which is the Group 1 Principal  Remittance  Amount for that Payment Date and the  denominator  of which is the  Principal
Remittance Amount for that Payment Date.

                  "Group 1 Interest  Remittance  Amount":  With  respect to a Payment  Date and Loan Group 1 an amount equal to (A) the sum, without  duplication,  of (i) all scheduled interest received on the mortgage loans in Loan Group 1 during the related Due Period, less the Servicing Fee and Master  Servicing Fee for such mortgage loans,  (ii) the interest  portion of all Monthly  Advances for such
Payment  Date on the Group 1 Mortgage  Loans,  (iii) all  Compensating  Interest  for such Payment Date related to the Group 1 Mortgage
Loans,  (iv)  Liquidation  Proceeds  and  Subsequent  Recoveries  received  during the related  Prepayment  Period,  to the extent such
Liquidation  Proceeds  and  Subsequent  Recoveries  related  to  interest  on the Group 1 Mortgage  Loans and less all  non-recoverable advances relating to interest and certain expenses on the Group 1 Mortgage Loans reimbursed during the related  Prepayment  Period, (v)
the interest  portion of proceeds of the  repurchase  of any Group 1 Mortgage  Loans during the related Due Period,  and (vi) such Loan
Group's pro rata share (based on the aggregate  Stated  Principal  Balance) of the interest portion of the purchase price of the assets of the Issuing  Entity upon  exercise on such  Payment  Date by the  majority  holder of the owner trust  certificates  of its optional redemption right,  minus (B) the sum of (i) amounts payable or reimbursable to the Servicer,  the Depositor,  the Master Servicer,  the
Securities  Administrator,  the Indenture  Trustee and the  Custodian  during the related Due Period as provided in Section 5.03 of the
Sale and  Servicing  Agreement  or Section 6.07 of the  Indenture to the extent  related to such Loan Group and (ii) the product of (1)
the sum of (x) such reimbursement or payments to the Servicer, the Master Servicer, the Depositor,  the Securities  Administrator,  the
Indenture  Trustee and the Custodian  during the related Due Period as provided in Section 5.03 of the Sale and Servicing  Agreement or
Section  6.07 of the  Indenture  and not related to a Loan Group and (y) any Net Swap Payment or Swap  Termination  Payment owed to the
Swap Provider (other than any swap  termination  payment  resulting from a swap provider  trigger event) on such Payment Date and (2) a fraction,  the  numerator of which is the amount of interest  collected  or advanced in respect of the Group 1 Mortgage  Loans for such
Payment Date and the  denominator  of which is the amount of interest  collected  or advanced in respect of the Group 1 Mortgage  Loans and Group 2 Mortgage Loans for such Payment Date.

                  "Group 1 Mortgage Loans": A Mortgage Loan assigned to Loan Group 1.

                  "Group 1 Notes":  The Class 1-A-1 Notes.

                  "Group 1 Principal  Remittance  Amount":  With respect to a Payment Date and Loan Group 1, an amount equal to (A) the sum, without  duplication,  of (i) the scheduled principal collected on the mortgage loans in the related Loan Group during the related
Due Period or advanced by the Servicer or Master  Servicer,  (ii)  prepayments  of principal in respect of the Group 1 Mortgage  Loans, exclusive of any prepayment  charges,  collected in the related  Prepayment  Period,  (iii) the Outstanding  Principal Balance received with respect to each Group 1 Mortgage  Loan that was  repurchased  by the  Originator  and the amount,  if any, by which the  aggregate unpaid principal  balance of any replacement  mortgage loans in the Loan Group 1 is less than the aggregate unpaid principal balance of any deleted  mortgage  loans in the Loan Group 1 delivered by the Originator in connection  with a  substitution  of a mortgage loan in the related Loan Group, (iv) all Liquidation  Proceeds and Subsequent  Recoveries collected during the related Prepayment Period on the
Group  1  Mortgage  Loans,  to the  extent  such  Liquidation  Proceeds  and  Subsequent  Recoveries  relate  to  principal,  less  all non-recoverable  advances  relating to  principal  reimbursed  during the related Due Period,  and (v) such Loan Group's pro rata share
(based on the aggregate  Stated Principal  Balance) of the principal  portion of the purchase price of the assets of the Issuing Entity upon the exercise by the majority holder of the owner trust  certificates  of its optional  redemption  right;  minus (B) the amount by which  the  sum of (i)  amounts  payable  or  reimbursable  to the  Servicer,  the  Depositor,  the  Master  Servicer,  the  Securities
Administrator,  the  Indenture  Trustee and the  Custodian  during the related  Due Period as provided in the  Indenture  to the extent related to such Loan Group including all  non-recoverable  advances  relating to interest and certain  expenses  reimbursed  during the related  Prepayment  Period and (ii) the  product of (1) the sum of (x) such  reimbursement  or payments  to the  Servicer,  the Master
Servicer,  the  Securities  Administrator,  the Indenture  Trustee and the  Custodian  during the related Due Period as provided in the
Indenture and not related to a Loan Group and (y) any Net Swap Payment or Swap  Termination  Payment owed to the Swap  Provider  (other than any swap  termination  payment  resulting  from a swap  provider  trigger  event) on such  Payment  Date and (2) a  fraction,  the numerator of which is the amount of interest  collected or advanced in respect of the Group 1 Mortgage  Loans for such Payment Date and the  denominator  of which is the amount of  interest  collected  or  advanced  in  respect  of the Group 1 Mortgage  Loans and Group 2
Mortgage Loans for such Payment Date exceed the Group 1 Interest Remittance Amount for such Payment Date.

                  "Group 1 Principal  Distribution Amount": The product of (i) the Principal  Distribution Amount for that Payment Date and (ii) the Group 1 Allocation Percentage.

                  "Group 1 Senior Principal Distribution Amount":      With  respect to any Payment  Date,  the excess,  if any, of (1)
the  aggregate  Note  Balances of the Group 1 Notes  immediately  prior to that  Payment  Date over (i) the lesser of (a) 47.00% of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and after giving effect to principal  prepayments  received during the related  Prepayment Period and (b) the aggregate Stated Principal Balance of the Group 1
Mortgage  Loans as of the last date of the related Due Period and after giving  effect to  principal  prepayments  received  during the related Prepayment Period minus 0.50% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-Off Date.

                  "Group 2  Allocation  Percentage":  With  respect to any Payment  Date, a fraction  expressed  as a  percentage,  the numerator  of which is the Group 2 Principal  Remittance  Amount for that Payment Date and the  denominator  of which is the  Principal
Remittance Amount for that Payment Date.

                  "Group 2 Interest Remittance Amount":       With  respect to a Payment  Date and Loan Group 2, an amount equal to (A)
the sum,  without  duplication,  of (i) all scheduled  interest  received on the mortgage  loans in Loan Group 2 during the related Due
Period,  less the Servicing Fee and Master  Servicing Fee for such mortgage loans,  (ii) the interest  portion of all Monthly  Advances for such  Payment  Date on the Group 2 Mortgage  Loans,  (iii) all  Compensating  Interest for such Payment Date related to the Group 2
Mortgage Loans, (iv) Liquidation  Proceeds and Subsequent  Recoveries received during the related Prepayment Period, to the extent such
Liquidation  Proceeds  and  Subsequent  Recoveries  related  to  interest  on the Group 2 Mortgage  Loans and less all  non-recoverable advances  relating to interest and certain expenses on the Group 1 Mortgage Loans  reimbursed  during the related  Prepayment  Period,,
(v) the interest  portion of proceeds of the  repurchase  of any Group 2 Mortgage  Loans  during the related Due Period,  and (vi) such
Loan Group's pro rata share (based on the aggregate  Stated  Principal  Balance) of the interest  portion of the purchase  price of the assets of the Issuing  Entity  upon  exercise on such  Payment  Date by the  majority  holder of the owner  trust  certificates  of its optional  redemption  right,  minus (B) the sum of (i) amounts  payable or  reimbursable  to the  Servicer,  the Master  Servicer,  the
Depositor, the Securities  Administrator,  the Indenture Trustee and the Custodian during the related Due Period as provided in Section
5.03 of the Sale and  Servicing  Agreement  or in Section 6.07 of the  Indenture to the extent  related to such Loan Group and (ii) the product of (1) the sum of (x) such  reimbursement  or payments to the Servicer,  the Master  Servicer,  the  Depositor,  the Securities
Administrator,  the  Indenture  Trustee and the  Custodian  during the  related Due Period as provided in Section  5.03 of the Sale and
Servicing  Agreement  or in  Section  6.07 of the  Indenture  and not  related  to a Loan  Group and (y) any Net Swap  Payment  or Swap
Termination  Payment owed to the Swap Provider (other than any swap termination  payment  resulting from a swap provider trigger event)
on such  Payment  Date and (2) a fraction,  the  numerator  of which is the amount of interest  collected or advanced in respect of the
Group 2 Mortgage Loans for such Payment Date and the  denominator  of which is the amount of interest  collected or advanced in respect of the Group 1 Mortgage Loans and Group 2 Mortgage Loans for such Payment Date.

                  "Group 2 Mortgage Loans":  A Mortgage Loan assigned to Loan Group 2.

                  "Group 2 Notes":  Collectively,  the Class 2-A-1 Notes,  the Class 2-A-2  Notes,  the Class 2-A-3 Notes and the Class
2-A-4 Notes.

                  "Group 2 Principal  Distribution  Amount":  - The product of (i) the Principal  Distribution  Amount for that Payment
Date and (ii) the Group 2 Allocation Percentage.

                  "Group 2 Principal Remittance  Amount:":  With respect to a Payment Date and Loan Group 2, will generally be equal to
(A) the sum, without  duplication,  of (i) the scheduled principal collected on the mortgage loans in the related Loan Group during the related Due Period or advanced by the Servicer or Master  Servicer,  (ii)  prepayments  of principal in respect of the Group 2 Mortgage
Loans,  exclusive of any prepayment  charges,  collected in the related  Prepayment  Period,  (iii) the Outstanding  Principal  Balance
received  with  respect to each Group 2 Mortgage  Loan that was  repurchased  by the  Originator  and the amount,  if any, by which the aggregate  unpaid principal  balance of any replacement  mortgage loans in the Loan Group 2 is less than the aggregate unpaid principal balance of any deleted  mortgage loans in the Loan Group 2 delivered by the Originator in connection  with a substitution of a mortgage loan in the related Loan Group,  (iv) all  Liquidation  Proceeds and  Subsequent  Recoveries  collected  during the related  Prepayment
Period on the Group 2 Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent  Recoveries relate to principal,  less all non-recoverable  advances  relating to  principal  reimbursed  during the related Due Period,  and (v) such Loan Group's pro rata share
(based on the aggregate  Stated Principal  Balance) of the principal  portion of the purchase price of the assets of the Issuing Entity upon the exercise by the majority holder of the owner trust  certificates  of its optional  redemption  right;  minus (B) the amount by which the sum of (i)  amounts  payable or  reimbursable  to the  Servicer,  the Master  Servicer,  the  Securities  Administrator,  the
Indenture  Trustee and the  Custodian  during the related Due Period as provided in the  Indenture  to the extent  related to such Loan
Group  including all  non-recoverable  advances  relating to interest and certain  expenses  reimbursed  during the related  Prepayment
Period and (ii) the product of (1) the sum of (x) such reimbursement or payments to the Servicer,  the Master Servicer,  the Securities
Administrator,  the Indenture  Trustee and the Custodian  during the related Due Period as provided in the Indenture and not related to a Loan Group and (y) any Net Swap  Payment or Swap  Termination  Payment  owed to the Swap  Provider  (other than any swap  termination payment  resulting from a swap provider  trigger  event) on such Payment Date and (2) a fraction,  the numerator of which is the amount of interest  collected or advanced in respect of the Group 2 Mortgage  Loans for such Payment Date and the  denominator of which is the amount of interest  collected  or advanced in respect of the Group 1 Mortgage  Loans and Group 2 Mortgage  Loans for such  Payment Date exceed the Group 2 Interest Remittance Amount for such Payment Date.

                  "Group 2 Senior  Principal  Distribution  Amount":  With respect to any Payment Date, the excess,  if any, of (1) the aggregate  Note  Balances  of the  Group 2 Notes  immediately  prior to that  Payment  Date over (i) the  lesser  of (a)  47.00% of the aggregate Stated  Principal  Balance of the Group 2 Mortgage Loans as of the last day of the related Due Period and after giving effect to principal  prepayments  received during the related  Prepayment Period and (b) the aggregate Stated Principal Balance of the Group 2
Mortgage  Loans as of the last date of the related Due Period and after giving  effect to  principal  prepayments  received  during the related Prepayment Period minus 0.50% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-Off Date.

                   "Guarantor":  Fremont General Corporation, or its successor in interest.

                  "Highest  Priority":  As of any date of  determination,  the Class of Subordinate  Notes then outstanding with a Note
Balance greater than zero, with the highest  priority for payments  pursuant to Section 3.05 of the Indenture,  in the following order:
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Notes.

                  "Indemnified Parties": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Indenture":  The indenture dated as of July 12, 2007, among the Issuing Entity, the Securities Administrator and the
Indenture Trustee, relating to the Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1.

                  "Indenture  Trustee":  The Bank of New York,  and its  successors  and  assigns or any  successor  indenture  trustee appointed pursuant to the terms of  the Indenture.

                   "Independent":  When used with respect to any specified Person, the Person (i) is in fact independent of the Issuing
Entity,  any other obligor on the Notes,  the Seller,  the Servicer,  the Depositor and any Affiliate of any of the foregoing  Persons,
(ii) does not have any direct financial  interest or any material  indirect  financial  interest in the Issuing Entity,  any such other obligor,  the Seller, the Servicer,  the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the
Issuing Entity,  any such other obligor,  the Seller,  the Servicer,  the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate":  A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise  complying  with, the  applicable  requirements  of Section 10.01 of the Indenture,  made by an independent appraiser or other expert  appointed by an Issuing  Entity  Request,  and such opinion or  certificate  shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Independent  Contractor":  Either (i) any Person (other than the Servicer) that would be an "independent contractor"
with  respect to the Issuing  Entity  within the  meaning of Section  856(d)(3)  of the Code if the  Issuing  Entity were a real estate investment  trust  (except that the  ownership  tests set forth in that section  shall be considered to be met by any Person that owns, directly or  indirectly,  35% or more of any Class of Notes),  so long as the Issuing Entity does not receive or derive any income from such Person and provided that the  relationship  between such Person and the Issuing Entity is at arm's length,  all within the meaning of Treasury Regulation Section  1.856-4(b)(5),  or (ii) any other Person (including the Servicer) if the Indenture Trustee has received an  Opinion of Counsel to the effect  that the  taking of any  action in respect of any REO  Property  by such  Person,  subject to any conditions therein specified,  that is otherwise herein  contemplated to be taken by an Independent  Contractor will not cause such REO
Property  to cease to qualify as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the Code  (determined  without regard to the exception  applicable for purposes of Section  860D(a) of the Code),  or cause any income realized in respect of such REO
Property to fail to qualify as Rents from Real Property.

                  "Index":  With respect to each  Adjustable-Rate  Mortgage Loan and with respect to each related  Adjustment Date, the index as specified in the related Mortgage Note.

                  "Initial Note Balance":   As set forth in Section 2.02 of the Indenture.

                  "Insurance  Proceeds":  Proceeds of any title policy,  hazard policy or other  insurance  policy  covering a Mortgage
Loan to the extent such  proceeds are received by the Servicer and are not to be applied to the  restoration  of the related  Mortgaged
Property or released to the Mortgagor in accordance  with the  procedures  that the Servicer  would follow in servicing  mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest  Accrual Period":  With respect to the Notes and each Payment Date, the period  commencing on the preceding
Payment  Date (or in the case of the first  such  Interest  Accrual  Period,  commencing  on the  Closing  Date) and  ending on the day immediately preceding such Payment Date.

                   "Interest  Determination  Date":  With  respect to the Notes and each  Interest  Accrual  Period,  the second  LIBOR
Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Rate Cap Agreement":  The interest rate cap agreement,  dated as of July 12, 2007, between the Cap Provider and the Issuing  Entity,  including  any  schedule,  confirmations,  credit  support annex or other credit  support  document  relating thereto.

                  "Interest  Rate Swap  Agreement":  The interest  rate swap  agreement,  dated as of July 12,  2007,  between the Swap
Provider and the Issuing  Entity,  including  any  schedule,  confirmations,  credit  support  annex or other credit  support  document relating thereto.

                  "Interest  Remittance  Amount":  With respect to any Payment Date, the sum of the Group 1 Interest  Remittance Amount
and the Group 2 Interest Remittance Amount for such Payment Date.

                  "Investment Company Act": The Investment Company Act of 1940, as amended, and any amendments thereto.

                  "IRS": The Internal Revenue Service.

                   "Issuing  Entity  Request":  A written order or request  signed in the name of the Issuing  Entity by any one of its
Authorized Officers and delivered to the Indenture Trustee.

                  "Issuing  Entity":  Newcastle  Mortgage  Securities  Trust 2007-1,  a Delaware  statutory  trust, or its successor in interest.

                   "Late  Collections":  With respect to any Mortgage Loan, all amounts received  subsequent to the Determination  Date immediately  following  any related Due Period,  whether as late  payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation
Proceeds or  otherwise,  which  represent  late  payments or  collections  of principal  and/or  interest  due  (without  regard to any acceleration  of payments under the related  Mortgage and Mortgage Note) but delinquent on a contractual  basis for such Due Period and not previously recovered.

                  "LIBOR":  With respect to each Interest  Accrual Period,  the rate determined by the Securities  Administrator on the related Interest  Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits,  as such rate appears on the Reuters  Screen  LIBOR01 Page, as of 11:00 a.m.  (London  time) on such Interest  Determination  Date. If such rate does not appear on Telerate  Page 3750,  the rate for such  Interest  Determination  Date will be  determined  on the basis of the offered rates of the Reference  Banks for one-month  United  States dollar  deposits,  as of 11:00 a.m.  (London time) on such Interest
Determination  Date. The Securities  Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. On such Interest  Determination  Date,  LIBOR for the related Interest Accrual Period will be established by the
Securities Administrator as follows:

                  (1)      If on such Interest  Determination Date two or more Reference Banks provide such offered  quotations,  LIBOR for the  related  Interest  Accrual  Period  shall be the  arithmetic  mean of such  offered  quotations  (rounded  upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

                  (2)      If on such  Interest  Determination  Date fewer than two Reference  Banks  provide such offered  quotations,
         LIBOR for the  related  Interest  Accrual  Period  shall be the higher of (i) LIBOR as  determined  on the  previous  Interest
         Determination Date and (ii) the Reserve Interest Rate.

                  "LIBOR  Business  Day":  Any day on which banks in London,  England and The City of New York are open and  conducting transactions in foreign currency and exchange.

                  "Lien":  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation,  deposit arrangement,  encumbrance,  lien  (statutory  or  other),  preference,  priority  right or  interest  or other  security  agreement  or preferential  arrangement  of any kind or nature  whatsoever,  including,  without  limitation,  any  conditional  sale or other  title retention  agreement,  any financing lease having  substantially the same economic effect as any of the foregoing and the filing of any financing  statement under the UCC (other than any such financing  statement filed for  informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however, that any assignment pursuant to Section 6.02 of the Sale and
Servicing Agreement shall not be deemed to constitute a Lien.

                  "Liquidated  Mortgage  Loan":  As to any  Payment  Date,  any  Mortgage  Loan in  respect of which the  Servicer  has determined,  in its  reasonable  judgment,  as of the end of the related  Prepayment  Period,  that all  Liquidation  Proceeds which it expects to recover  with  respect to the  liquidation  of the  Mortgage  Loan or  disposition  of the  related REO  Property  have been recovered.

                  "Liquidation  Event":  With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full;  (ii) a Final Recovery  Determination  is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust by reason of (A) its being  purchased,  sold or  replaced  pursuant to or as  contemplated  by Section  2.03 of the Sale and  Servicing
Agreement or (B) the redeeming of the Notes  pursuant to Section 8.07 of the  Indenture.  With respect to any REO  Property,  either of the following  events:  (i) a Final Recovery  Determination is made as to such REO Property;  or (ii) such REO Property is removed from the Trust by reason of its being sold or purchased  pursuant to Section 3.23 of the Sale and  Servicing  Agreement or the  redeeming of the Notes pursuant to Section 8.07 of the Indenture.

                  "Liquidation  Proceeds":  The amount (other than amounts  received in respect of the rental of any REO Property prior to REO  Disposition)  received by the Servicer in connection  with (i) the taking of all or a part of a Mortgaged  Property by exercise of the power of eminent  domain or  condemnation,  (ii) the  liquidation  of a defaulted  Mortgage  Loan by means of a trustee's  sale, foreclosure  sale or otherwise or (iii) the repurchase,  substitution  or sale of a Mortgage Loan or an REO Property  pursuant to or as contemplated by Section 2.03 or Section 3.23 of the Sale and Servicing Agreement or Section 8.07 of the Indenture.

                  "Loan Group": Loan Group 1 or Loan Group 2, as the context requires.

                  "Loan Group 1": The group of Mortgage Loans  identified in the Mortgage Loan Schedule as having been assigned to Loan
Group 1.

                  "Loan Group 2": The group of Mortgage Loans  identified in the Mortgage Loan Schedule as having been assigned to Loan
Group 2.

                  "Loan-to-Value  Ratio":  As of any date and as to any Mortgage  Loan,  the fraction,  expressed as a percentage,  the numerator of which is the Stated  Principal  Balance of the Mortgage Loan at origination  and the  denominator of which is the Value of the related Mortgaged Property.

                  "Lost Note Affidavit":  With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost,  misplaced or destroyed and has not been replaced,  an affidavit from the Originator  certifying that the original  Mortgage Note has been lost,  misplaced or destroyed  (together  with a copy of the related  Mortgage  Note) and  indemnifying  the Trust against any loss,  cost or  liability  resulting  from the failure to deliver the original  Mortgage  Note in the form of Exhibit E to the Sale and
Servicing Agreement.

                  "Majority Certificateholder": A Holder of a 50.01% or greater Certificate Percentage Interest of the Certificates.

                  "Master Servicer":  Wells Fargo Bank, N.A., or its successor in interest.

                  "Master  Servicer  Event  of  Termination":  One or more of the  events  described  in  Section  6.06 of the Sale and
Servicing Agreement.

                  "Master  Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to the Master
Servicing  Fee Rate  accrued for such month on the same  principal  amount on which  interest on such  Mortgage  Loan  accrues for such month.

                  "Master Servicing Fee Rate": 0.010% per annum.

                  "Maximum Mortgage Rate": With respect to each Adjustable-Rate  Mortgage Loan, the percentage set forth in the related
Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Maximum Probable Exposure":  With respect to each Payment Date, the amount calculated by the Depositor in accordance with the Depositor's internal risk management process in respect of similar instruments,  such calculation to be performed as agreed by the Trust Administrator and the Depositor.

                  "MERS":  Mortgage Electronic  Registration Systems,  Inc., a corporation organized and existing under the laws of the
State of Delaware, or any successor thereto.

                  "MERS® System":  The system of recording transfers of Mortgages electronically maintained by MERS.

                   "MIN":  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

                  "Minimum Mortgage Rate": With respect to each Adjustable-Rate  Mortgage Loan, the percentage set forth in the related
Mortgage Note as the minimum Mortgage Rate thereunder.

                  "MOM Loan":  With  respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such  Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

                  "Monthly  Payment":  With respect to any Mortgage  Loan, the scheduled  monthly  payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note,  determined:  (a) after giving  effect to (i) any  Deficient  Valuation  and/or  Debt  Service  Reduction  with  respect to such  Mortgage  Loan and,  (ii) any modifications  to a Mortgage Loan  pursuant to Section 3.07 of the Sale and  Servicing  Agreement and (iii) any reduction in the amount of interest  collectible from the related  Mortgagor  pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the  Servicer  pursuant to Section  3.07 of the Sale and  Servicing  Agreement  and (c) on the  assumption  that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage":  The mortgage,  deed of trust or other instrument  creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage  File":  The  mortgage  documents  listed in  Section  2.01 or Section  2.03(d)  of the Sale and  Servicing
Agreement  pertaining to a particular Mortgage Loan and any additional  documents required to be added to the Mortgage File pursuant to the Sale and Servicing Agreement.

                  "Mortgage Loan":  Each mortgage loan identified in the Mortgage Loan Schedule.

                  "Mortgage Loan  Schedule":  As of any date, the list of mortgage  loans,  attached  hereto as Exhibit B. The Mortgage
Loan Schedule shall be prepared by the Depositor and shall set forth the following  information  with respect to each Mortgage Loan, as applicable:

                  (i)      the Mortgage Loan identifying number;

                  (ii)     [reserved];

                  (iii)    the state and zip code of the Mortgaged Property;

                  (iv)     a code  indicating  whether  the  Mortgaged  Property  was  represented  by the  borrower,  at the  time  of origination, as being owner-occupied;

                  (v)      the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi)     the original months to maturity;

                  (vii)    the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

                  (viii)   the Loan-to-Value Ratio or Combined Loan-to-Value at origination;

                  (ix)     the Mortgage Rate in effect immediately following the Cut-off Date;

                  (x)      the date on which the first Monthly Payment was due on the Mortgage Loan;

                  (xi)     the stated maturity date;

                  (xii)    the amount of the Monthly Payment at origination;

                  (xiii)   the amount of the Monthly Payment due on the first Due Date after the Cut- off Date;

                  (xiv)    the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xv)     the original principal balance of the Mortgage Loan;

                  (xvi)    the Stated Principal Balance of the Mortgage Loan as of the Close of Business on the Cut-off Date;

                  (xvii)   a code  indicating  the purpose of the  Mortgage  Loan (i.e.,  purchase  financing,  rate/term  refinancing, cash-out refinancing);

                  (xviii)  the Mortgage Rate at origination;

                  (xix)    a code indicating the  documentation  program (i.e., full  documentation,  limited income  verification,  no income verification, alternative income verification);

                  (xx)     the Value of the Mortgaged Property;

                  (xxi)    the sale price of the Mortgaged Property, if applicable; and

                  (xxii)   with respect to any  Adjustable-Rate  Mortgage  Loan,  the rounding  code,  the Minimum  Mortgage  Rate, the
         Maximum Mortgage Rate, the Gross Margin, the next Adjustment Date and the Periodic Rate Cap.

                  The Mortgage Loan Schedule  shall set forth the following  information,  with respect to the Mortgage Loans as of the
Cut-off Date:  (1) the number of Mortgage  Loans  (separately  identifying  the number of Fixed-Rate  Mortgage  Loans and the number of
Adjustable-Rate  Mortgage  Loans);  (2) the current Stated  Principal  Balance of the Mortgage Loans; (3) the weighted average Mortgage
Rate of the Mortgage Loans and (4) the weighted  average  remaining term to maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance  with the provisions of the Sale and Servicing  Agreement.  With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan.

                  "Mortgage  Note":  The original  executed note or other evidence of the  indebtedness of a Mortgagor under a Mortgage
Loan.

                  "Mortgage  Pool": The pool of Mortgage Loans,  identified on Exhibit B of the Sale and Servicing  Agreement from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage  Rate":  With respect to each  Fixed-Rate  Mortgage Loan, the rate set forth in the related  Mortgage Note.
With respect to each  Adjustable-Rate  Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in  accordance  with the  provisions  of the related  Mortgage  Note,  which rate (A) as of any date of  determination  until the first
Adjustment  Date  following  the Cut-off Date shall be the rate set forth in the Mortgage  Loan Schedule as the Mortgage Rate in effect immediately  following the Cut-off Date and (B) as of any date of  determination  thereafter  shall be the rate as adjusted on the most recent  Adjustment  Date, to equal the sum,  rounded to the next highest or nearest 0.125% (as provided in the Mortgage  Note),  of the
Index,  determined as set forth in the related  Mortgage Note,  plus the related Gross Margin subject to the  limitations  set forth in the related  Mortgage  Note.  With respect to each  Mortgage Loan that becomes an REO Property,  as of any date of  determination,  the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property":  The underlying property securing a Mortgage Loan, including any REO Property,  consisting of a fee simple estate in a parcel of real property improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net  Liquidation  Proceeds":  With  respect to any  Liquidated  Mortgage  Loan or any other  disposition  of related
Mortgaged  Property  (including REO  Property),  the related  Liquidation  Proceeds and Insurance  Proceeds net of Advances,  Servicing
Advances,  Servicing Fees and any other accrued and unpaid  servicing fees or ancillary income received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

                   "Net  Mortgage  Rate":  With  respect  to any  Mortgage  Loan  (or  the  related  REO  Property)  as of any  date of determination,  a per annum  rate of  interest  equal to the then  applicable  Mortgage  Rate for such  Mortgage  Loan minus the Master
Servicing Fee Rate and the Servicing Fee Rate.

                  "Net  Prepayment  Interest  Shortfall":  With  respect to any Payment  Date,  the excess,  if any, of any  Prepayment
Interest Shortfalls for such date over the related Compensating Interest.

                  "Net Swap Payment":  In the case of payments made by the Issuing  Entity,  the excess,  if any, of (x) the Fixed Swap
Payment  over (y) the Floating  Swap  Payment and in the case of payments  made by the Swap  Provider,  the excess,  if any, of (x) the
Floating Swap Payment over (y) the Fixed Swap Payment.  In each case, the Net Swap Payment shall not be less than zero.

                  "New Lease":  Any lease of REO Property entered into on behalf of the Trust,  including any lease renewed or extended on behalf of the Trust if the Trust has the right to  renegotiate  the terms of such lease,  which lease shall not be more than 30 days in length.

                  "Nonrecoverable  Advance":  Any Advance or Servicing  Advance  previously made or proposed to be made in respect of a
Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer,  will not be ultimately  recoverable from Late
Collections,  Insurance  Proceeds,  Liquidation  Proceeds or  condemnation  proceeds on such  Mortgage Loan or REO Property as provided herein.

                  "Note":  Any one of the Asset Backed  Notes,  Series  2007-1,  Class 1-A-1,  Class 2-A-1,  Class 2-A-2,  Class 2-A-3,
Class 2-A-4,  Class M-1, Class M-2, Class M-3, Class M-4,  Class M-5, Class M-6, Class M-7-A,  Class M-7-B,  Class M-8-A,  Class M-8-B,
Class M-9 and Class M-10 issued under the Indenture.

                  "Note  Account":  The trust account or accounts  created and maintained by the Securities  Administrator  pursuant to
Section 3.01 of the Indenture,  which shall be entitled "Note Account,  Wells Fargo Bank, N.A., as Securities  Administrator,  in trust for the registered holders of Newcastle  Mortgage  Securities Trust 2007-1,  Asset-Backed  Notes." The Note Account must be an Eligible
Account.

                   "Note  Balance":  With respect to any Note  immediately  prior to any Payment  Date,  an amount equal to the Initial
Note Balance thereof plus any Subsequent  Recoveries  added to the Note Balance of such Note pursuant to Section 3.05 of the Indenture, reduced by (A) the sum of all amounts  actually  distributed  in respect of principal of such Class and (B) Realized  Losses  allocated thereto on all prior Payment Dates.

                  "Note Margin":  With respect to each Class of Notes, the margin set forth below:

                                                Note Margin
                                            _________________________
                                   Class       (1) (%)      (2) (%)
                                  ___________________________________
                                   1-A-1       0.190%        0.380%
                                   2-A-1       0.130%        0.260%
                                   2-A-2       0.160%        0.320%
                                   2-A-3       0.230%        0.460%
                                   2-A-4       0.340%        0.680%
                                    M-1        0.500%        0.750%
                                    M-2        0.650%        0.975%
                                    M-3        0.750%        1.125%
                                    M-4        1.150%        1.725%
                                    M-5        1.250%        1.875%
                                    M-6        1.800%        2.700%
                                   M-7-A       2.000%        3.000%
                                   M-7-B       2.000%        3.000%
                                   M-8-A       2.000%        3.000%
                                   M-8-B       2.000%        3.000%
                                    M-9        2.000%        3.000%
                                   M-10        2.000%        3.000%
              _______________
              (1)   For the Interest Accrual Period for each Payment Date on or prior to the Coupon Step Up Date.
              (2)   For the Interest Accrual Period for each Payment Date thereafter.

                  "Note Owner": The Beneficial Owner of a Note.

                  "Note  Rate":  With  respect to any Class of Notes and any Payment  Date,  a rate per annum equal to the least of (i)
One-Month  LIBOR plus the related Note Margin for such Payment  Date,  (ii)  11.500% per annum and (iii) the  Available  Funds Rate for such Class and such Payment Date.

                  "Note  Register":  The register  maintained by the Note Registrar in which the Note  Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

                  "Note  Registrar":  The  Securities  Administrator,  in its  capacity  as Note  Registrar,  or any  successor  to the
Securities Administrator in such capacity.

                  "Noteholder" or "Holder":  The Person in whose name a Note is registered in the Note Register,  except that, any Note registered in the name of the Issuing Entity,  the Indenture  Trustee (in its capacity as indenture  trustee under the Indenture),  the
Seller  or any  Affiliate  of any of them  shall  be  deemed  not to be a holder  or  holders,  nor  shall  any so owned be  considered outstanding,  for purposes of giving any request, demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement;  provided that, in determining  whether the Indenture Trustee shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Notes that a Responsible Officer of the Securities Administrator or
the Owner Trustee  actually knows to be so owned shall be so  disregarded.  Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee  establishes to the satisfaction of the Securities  Administrator or the Owner Trustee the pledgee's right so to act with  respect to such Notes and that the pledgee is not the Issuing  Entity,  any other  obligor  upon the Notes or any
Affiliate of any of the foregoing Persons.

                  "Officers'  Certificate":  A certificate  signed by the Chairman of the Board,  the Vice  Chairman of the Board,  the
President or a vice president  (however  denominated),  and by the  Treasurer,  the  Secretary,  or one of the assistant  treasurers or assistant secretaries of the Servicer, the Originator or the Depositor, as applicable.

                   "Opinion  of  Counsel":  A written  opinion  of  counsel  acceptable  to the  Indenture  Trustee  or the  Securities
Administrator,  as applicable,  in its reasonable  discretion  which counsel may be in-house  counsel for the Servicer if acceptable to the Indenture Trustee and the Rating Agencies or counsel for the Depositor, as the case may be.

                  "Optional  Redemption  Date":  The first Payment Date on which the Majority  Certificateholder  may opt to redeem the
Notes pursuant to Section 8.07 of the Indenture.

                  "Original  Mortgage  Loan":  Any of the  Mortgage  Loans  included  in the Trust  Fund as of the  Closing  Date.  The aggregate principal balance of the Original Mortgage Loans as of the Cut-off Date is equal to $1,087,942,488.90.

                  "Original  Subordinate  Principal  Balance":  The aggregate Note Balance of the  Subordinate  Notes as of the Closing
Date.

                   "Originator":  Fremont  Investment  & Loan,  or its  successor in interest,  in its  capacity as  originator  of the
Mortgage Loans.

                  "Outstanding":  With  respect  to the  Notes,  as of the  date of  determination,  all  Notes  theretofore  executed, authenticated and delivered under this Indenture except:

                  (i)      Notes  theretofore  canceled  by the  Note  Registrar  or  delivered  to the  Securities  Administrator  for cancellation; and

                  (ii)     Notes in exchange  for or in lieu of which  other  Notes have been  executed,  authenticated  and  delivered pursuant to the Indenture  unless proof  satisfactory  to the  Securities  Administrator  is presented that any such Notes are held by a holder in due course;

                  "Overcollateralization  Amount": For any Payment Date, the amount equal to (i) the aggregate Stated Principal Balance of the Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and  unscheduled  collections of principal  received  during the related
Prepayment  Period)  minus (ii) the  aggregate  Note Balance of the Notes as of such Payment Date after giving effect to payments to be made on such Payment Date.

                   "Overcollateralization  Deficiency  Amount":  With  respect to any Payment  Date,  the amount,  if any, by which the
Required  Overcollateralization  Amount  exceeds the  Overcollateralization  Amount on such  Payment  Date  (assuming  that 100% of the
Principal Remittance Amount is applied as a principal payment on such Payment Date).

                  "Overcollateralization Floor":  With respect to the Notes, $5,439,712.44.

                  "Overcollateralization  Increase Amount": With respect to any Payment Date, the lesser of (x) the Excess Interest for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.

                   "Owner Trust  Estate":  The corpus of the Issuing  Entity  created by the Trust  Agreement  which  consists of items referred to in Section 3.01 of the Trust Agreement.

                  "Owner Trustee":  Wilmington Trust Company,  acting not in its individual  capacity but solely as Owner Trustee,  and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                   "Paying  Agent":  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture,  which initially shall be the Securities Administrator.

                   "Payment  Date":  The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in July 2007.

                  "Percentage  Interest":  With respect to any Note, the percentage  obtained by dividing the Note Balance of such Note by the  aggregate  Note  Balances of all Notes of that Class.  With respect to any  Certificate,  the  percentage as stated on the face thereof.

                  "Periodic Rate Cap": With respect to each Adjustable-Rate  Mortgage Loan and any Adjustment Date therefor,  the fixed percentage set forth in the related  Mortgage  Note,  which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease  (without  regard to the Maximum  Mortgage Rate or the Minimum  Mortgage  Rate) on such  Adjustment  Date from the
Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted  Investments":  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par,  regardless of whether  issued or managed by the  Depositor,  the Servicer,  the Master  Servicer,  the Indenture
Trustee or any of their  respective  Affiliates or for which an Affiliate of the Indenture  Trustee or the Master Servicer serves as an advisor:

                  (1)      direct  obligations of, or obligations  fully  guaranteed as to timely payment of principal and interest by, the  United  States or any agency or  instrumentality  thereof,  provided  such  obligations  are backed by the full faith and credit of the United States;

                  (2)       (A) demand and time deposits in,  certificates  of deposit of,  bankers'  acceptances  issued by or federal funds sold by any depository  institution  or trust company  (including  the Indenture  Trustee or the Master  Servicer or its
         agent acting in their respective  commercial  capacities)  incorporated  under the laws of the United States of America or any state thereof and subject to  supervision  and  examination by federal  and/or state  authorities,  so long as, at the time of such investment or contractual  commitment  providing for such investment,  such depository  institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal  depository  institution  in a depository  institution  holding company,  debt obligations of the depository  institution  holding company) or its ultimate parent has a short-term  uninsured debt rating in one of the two highest  available  ratings of Moody's and the highest  available  rating  category of Fitch and
         S&P and provided that each such  investment has an original  maturity of no more than 365 days; and provided  further that, if the only Rating Agency is S&P and if the depository or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations of such  subsidiary are not separately  rated,  the applicable  rating shall be that of the bank holding company;  and provided  further  that,  if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution  or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be
         A-1+ in the case of S&P if S&P is the Rating  Agency;  and (B) any other  demand or time  deposit  or  deposit  which is fully insured by the FDIC;

                  (3)      repurchase  obligations  with a term not to exceed 30 days with respect to any security  described in clause
         (i) above and entered  into with a depository  institution  or trust  company  (acting as  principal)  rated F-1+ or higher by
         Fitch,  P-1 by Moody's  and rated A-1+ or higher by S&P,  provided,  however,  that  collateral  transferred  pursuant to such repurchase  obligation  must be of the type  described  in clause  (i) above and must (A) be valued  daily at  current  market prices plus accrued interest,  (B) pursuant to such valuation,  be equal, at all times, to 105% of the cash transferred by the
         Indenture  Trustee in exchange for such collateral and (C) be delivered to the Indenture  Trustee or, if the Indenture Trustee
         is supplying the collateral,  an agent for the Indenture Trustee,  in such a manner as to accomplish  perfection of a security interest in the  collateral by possession  of  certificated  securities;  provided,  that,  such  repurchase  obligations  are accounted for by the Trust as secured loans to the repurchase  counterparty in accordance with Financial  Accounting  Standard
         140;

                  (4)      securities bearing interest or sold at a discount that are issued by any corporation  incorporated under the laws of the United  States of America or any State  thereof  and that are rated by a Rating  Agency in its  highest  long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

                  (5)      commercial paper (including both non-interest-bearing  discount obligations and interest-bearing obligations payable on demand or on a  specified  date not more than 30 days  after the date of  acquisition  thereof)  that is rated by a
         Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (6)      units of money market funds,  including those money market funds managed or advised by the Indenture Trustee or the Master  Servicer  or its  Affiliates,  that have been rated  "AAA" by Fitch (if rated by Fitch),  "Aaa" by Moody's  and
         "AAA" by S&P; and

                  (7)      if previously confirmed in writing to the Indenture Trustee or the Master Servicer,  any other demand, money market or time deposit,  or any other  obligation,  security or  investment,  as may be  acceptable to the Rating  Agencies in writing as a permitted  investment of funds backing  securities having ratings equivalent to its highest initial rating of the
         Class A Notes;

provided,  that no instrument  described  hereunder  shall  evidence  either the right to receive (a) only interest with respect to the obligations  underlying  such  instrument  or (b) both  principal  and interest  payments  derived  from  obligations  underlying  such instrument  and the interest and  principal  payments with respect to such  instrument  provide a yield to maturity at par greater than
120% of the yield to  maturity at par of the  underlying  obligations  and  provided,  further,  that the Trust shall not vote any such
Permitted  Investments unless such vote is on matters that are "protective  rights" under United States Generally  Accepted  Accounting
Principles.

                  "Person":  Any  individual,  corporation,  partnership,  joint  venture,  association,  joint-stock  company,  trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan":  Any  employee  benefit  plan or  certain  other  retirement  plans and  arrangements,  including  individual retirement  accounts  and  annuities,  Keogh plans and bank  collective  investment  funds and  insurance  company  general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                  "Plan  Assets":  Assets of a Plan as  determined  pursuant to the  Department  of Labor  regulations  promulgated  at
Section 2510.3-101.

                  "Pool Balance": As of any date of determination,  the aggregate Stated Principal Balance of the Mortgage Loans in the
Mortgage Pool as of such date.

                  "Prepayment Assumption": As set forth in the Prospectus Supplement.

                  "Prepayment  Charge":  With respect to any Mortgage Loan, the charges or premiums,  if any, due in connection  with a full or partial Principal Prepayment of such Mortgage Loan in accordance with the terms thereof.

                  "Prepayment  Interest  Excess":  With respect to any Payment  Date,  for each Mortgage Loan that was the subject of a voluntary  Principal  Prepayment in full on the first day of the calendar  month in which such Payment Date occurs,  an amount equal to interest (to the extent  received) at the  applicable  Net Mortgage Rate on the amount of such  Principal  Prepayment for the number of days  commencing  on the first day of the  calendar  month in which  such  Payment  Date  occurs  and  ending on the date on which such prepayment is so applied.

                  "Prepayment Interest  Shortfall":  With respect to any Payment Date, for each Mortgage Loan that was the subject of a
Principal  Prepayment  in full  during  the  portion of the  related  Prepayment  Period  occurring  from the first day of the  related
Prepayment  Period  through the last day of the calendar month  preceding the month in which such Payment Date occurs,  an amount equal to interest on the amount of such  Principal  Prepayment for the number of days  commencing on the date such  Principal  Prepayment was applied and ending on the last day of the calendar month preceding the month in which such Payment Date occurs.

                  "Prepayment  Period":  With respect to any Payment Date, the period commencing on the 16th day of the month preceding the month in which such Payment Date falls (or, in the case of the first  Payment  Date,  from June 1, 2007) and ending on the 15th day of the calendar month in which such Payment Date occurs.

                  "Principal  Balance":  As to any  Mortgage  Loan other than a  Liquidated  Mortgage  Loan,  and any day,  the related
Cut-off Date Principal  Balance,  minus all collections  credited against the Cut-off Date Principal Balance of any such Mortgage Loan.
For  purposes of this  definition,  a  Liquidated  Mortgage  Loan shall be deemed to have a Principal  Balance  equal to the  Principal
Balance of the  related  Mortgage  Loan as of the final  recovery  of related  Liquidation  Proceeds  and a  Principal  Balance of zero thereafter.  As to any REO Property and any day, the Principal  Balance of the related Mortgage Loan immediately prior to such Mortgage
Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

                  "Principal  Distribution  Amount":  With respect to any Payment Date, the sum of (i) the Group 1 Principal Remittance
Amount and the Group 2 Principal  Remittance  Amount minus the Excess  Overcollateralization  Amount,  if any for such Payment Date and
(ii) the Overcollateralization Increase Amount, if any, for such Payment Date.

                   "Principal  Prepayment":  Any payment of principal  made by the  Mortgagor  on a Mortgage  Loan which is received in advance of its  scheduled  Due Date and which is not  accompanied  by an amount of interest  representing  the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal  Remittance Amount":  With respect to any Payment Date, the sum of the Group 1 Principal Remittance Amount
and the Group 2 Principal Remittance Amount for such Payment Date.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prospectus  Supplement":  That certain Prospectus Supplement dated July 11, 2007, relating to the public offering of the Notes.

                  "Purchase  Agreement":  The Master  Mortgage Loan  Purchase and Interim  Servicing  Agreement,  dated March 15, 2007, between the Originator and the Seller.

                   "Purchase  Price":  With respect to any Mortgage  Loan or REO Property to be purchased by the Seller or the Servicer pursuant to or as contemplated by Section 2.03 of the Sale and Servicing Agreement,  and as confirmed by an Officers'  Certificate from the party  purchasing  the Mortgage Loan to the Indenture  Trustee and the Master  Servicer,  an amount equal to the sum of (i) 100% of the Stated  Principal  Balance thereof as of the date of purchase,  (ii) in the case of (x) a Mortgage Loan,  accrued  interest on such
Stated  Principal  Balance at the applicable  Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the  Mortgagor  or an Advance by the  Servicer,  which  payment or Advance had as of the date of purchase  been paid pursuant to 3.05 of the Indenture,  through the end of the calendar month in which the purchase is to be effected,  and (y) an REO
Property,  the sum of (1) accrued  interest on such Stated  Principal  Balance at the  applicable  Mortgage Rate in effect from time to time from the Due Date as to which  interest was last covered by a payment by the  Mortgagor or an advance by the Servicer  through the end of the calendar  month  immediately  preceding  the calendar  month in which such REO Property was  acquired,  plus (2) REO Imputed
Interest for such REO Property for each calendar month  commencing  with the calendar month in which such REO Property was acquired and ending  with the  calendar  month in which  such  purchase  is to be  effected,  net of the total of all net rental  income,  Insurance
Proceeds,  Net  Liquidation  Proceeds  and Advances  that as of the date of purchase had been paid as or to cover REO Imputed  Interest pursuant to Section 3.05 of the  Indenture,  (iii) any  unreimbursed  Servicing  Advances and  Advances and any unpaid  Servicing  Fees allocable to such Mortgage Loan or REO Property,  (iv) any amounts previously  withdrawn from the Collection Account in respect of such
Mortgage  Loan or REO Property  pursuant to Section 3.23 of the Sale and  Servicing  Agreement  and (v) in the case of a Mortgage  Loan required to be purchased pursuant to Section 2.03 of the Sale and Servicing  Agreement,  expenses reasonably incurred or to be incurred by the Servicer or the  Indenture  Trustee in respect of the breach or defect  giving rise to the purchase  obligation,  including  any costs and damages  incurred by the Trust in connection  with any  violation by such loan of any predatory or abusive  lending law. With respect to the Originator and any Mortgage Loan or REO Property to be purchased  pursuant to or as  contemplated by Section 2.03 of the
Sale and Servicing  Agreement,  and as confirmed by an Officer's  Certificate  to the  Indenture  Trustee and the Master  Servicer,  an
amount  equal to the amount  set forth  pursuant  to the terms of the  Master  Agreement,  and to the  extent  that the amount  payable pursuant to the Master  Agreement  relates to a portion of the Mortgage Loan not conveyed  pursuant to the Assignment  Agreement (i.e., collections  in respect of interest and principal due on or before the Cut-off  Date),  such amount shall be payable by the  Originator to the Assignor in accordance with the Master Agreement and collections of interest accrued prior to the Cut-off Date.

                  "Qualified Insurer": Any insurance company acceptable to Fannie Mae.

                  "Qualified  Substitute  Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of the Sale and Servicing  Agreement which must, on the date of such substitution,  (i) have an outstanding  principal  balance,  after application  of all  scheduled  payments of principal and interest due during or prior to the month of  substitution,  not in excess of and not more than five  percent  (5%) less than the Stated  Principal  Balance of the Deleted  Mortgage  Loan as of the Due Date in the
calendar  month  during  which  the  substitution  occurs,  (ii)  have a  Mortgage  Interest  Rate not less than (and not more than one percentage  point in excess of) the Mortgage  Interest Rate of the Deleted  Mortgage Loan, (iii) have a Net Mortgage Rate not less than
(and not more than one percentage  point in excess of) the Net Mortgage Rate of the Deleted  Mortgage Loan,  (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted  Mortgage  Loan,  (v) have the same Due Date as the Due Date on the Deleted  Mortgage  Loan,  (vi) have a  Loan-to-Value  Ratio,  and in the case of a second  lien  Mortgage  Loan,  a
Combined  Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio and Combined  Loan-to-Value
Ratio of the Deleted  Mortgage  Loan as of such date,  (vii) have a Credit Score for the related  Mortgagor  not lower than that of the
Mortgagor under the Deleted  Mortgage Loan;  (viii) conform to each  representation  and warranty set forth in  Subsection 7.02  of the
Purchase  Agreement;  (ix) have a risk grading  determined by the Originator at least equal to the risk grading assigned to the Deleted
Mortgage  Loan, (x) have been  underwritten  pursuant to the same or more  restrictive  underwriting  criteria on the Deleted  Mortgage
Loan and (xi) be the same type of mortgage  loan (i.e.,  lien status,  fixed or adjustable  rate with the same Gross  Margin,  Periodic
Rate Cap and Index as the Deleted Mortgage Loan, and if an Adjustable Rate Mortgage Loan, the same type (e.g., 3/1, 5/1).

                   "Rating Agency or Rating Agencies":  Moody's and S&P or their  successors.  If such agencies or their successors are no longer in existence,  "Rating  Agencies"  shall be such nationally  recognized  statistical  rating  agencies,  or other  comparable
Persons, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and Servicer.

                  "Realized  Loss":  With respect to any Liquidated  Mortgage Loan, the amount of loss realized equal to the portion of the Stated Principal Balance  remaining unpaid after  application of all Net Liquidation  Proceeds in respect of such Mortgage Loan. If the Servicer  receives  Subsequent  Recoveries  with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that
Mortgage Loan will be reduced to the extent such recoveries are applied to principal payments on any Payment Date.

                  "Record  Date":  With  respect to each  Payment  Date and any Notes  that are  Book-Entry  Notes,  the  Business  Day immediately  preceding  such Payment Date.  With respect to each Payment Date and any  Definitive  Notes,  the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

                  "Redemption Price": As defined in Section 8.07 of the Indenture.

                  "Reference Banks":  Those banks (i) with an established place of business in London,  England,  (ii) not controlling, under the control of or under common  control with the  Originator or the Servicer or any  Affiliate  thereof and (iii) which have been designated  as such by the  Securities  Administrator  after  consultation  with  the  Depositor  and the  Majority  Certificateholder;
provided,  however,  that if fewer than two of such banks  provide a LIBOR rate,  then any  leading  banks  selected by the  Securities
Administrator which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

                   "Refinanced  Mortgage  Loan": A Mortgage Loan the proceeds of which were not used to purchase the related  Mortgaged
Property.

                  "Registered  Holder":  The Person in whose name a Note is registered in the Note  Register on the  applicable  Record
Date.

                  "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100-229.1123,  as such may be amended from time to time, and subject to such  clarification and  interpretation as have been provided by the Commission in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (Jan. 7, 2005)) or by the
staff of the  Commission  and publicly  available,  or as may be provided by the Commission or its staff from time to time and publicly available.

                  "Relevant  Servicing  Criteria":  The Servicing Criteria applicable to the various parties, as set forth on Exhibit I to the Sale and Servicing  Agreement.  For  clarification  purposes,  multiple  parties can have  responsibility  for the same Relevant
Servicing  Criteria.  With respect to a Servicing Function  Participant  engaged by the Servicer,  the Master Servicer,  the Securities
Administrator,  the  Indenture  Trustee,  and the  Custodian,  the term  "Relevant  Servicing  Criteria"  may refer to a portion of the
Relevant Servicing Criteria applicable to such parties.

                   "REIT":  Real Estate Investment Trust.

                  "Relief Act":  The  Servicemembers  Civil Relief Act, as amended,  or any similar  state or local laws  providing for similar relief.

                  "Relief Act Interest Shortfall":  With respect to any Payment Date, for any Mortgage Loan with respect to which there has been a  reduction  in the  amount of  interest  collectible  thereon  for the most  recently  ended  Due  Period as a result of the application  of the Relief Act, the amount by which (i) interest  collectible on such Mortgage Loan during such Due Period is less than
(ii) one month's  interest on the Stated  Principal  Balance of such  Mortgage  Loan at the Mortgage Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

                  "Remittance  Report": A report prepared by the Servicer and delivered to the Master Servicer pursuant to Section 4.01 of the Sale and Servicing Agreement.

                   "Rents from Real  Property":  With respect to any REO Property,  gross income of the character  described in Section
856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained,  or caused to be maintained,  by the Servicer in respect of an REO
Property pursuant to Section 3.23 of the Sale and Servicing Agreement.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust.

                  "REO Imputed  Interest":  As to any REO  Property,  for any calendar  month during which such REO Property was at any time part of the Trust, one month's  interest at the applicable Net Mortgage Rate on the Stated Principal  Balance of such REO Property
(or, in the case of the first such calendar  month,  of the related  Mortgage Loan, if  appropriate) as of the close of business on the
Payment Date in such calendar month.

                  "REO Principal  Amortization":  With respect to any REO Property,  for any calendar month, the excess, if any, of (a)
the  aggregate  of all amounts  received in respect of such REO  Property  during such  calendar  month,  whether in the form of rental income, sale proceeds  (including,  without  limitation,  that portion of the proceeds paid in connection with a purchase of all of the
Notes  pursuant to Section  8.07 of the  Indenture  that is allocable to such REO  Property) or  otherwise,  net of any portion of such amounts (i) payable  pursuant to Section  3.23(c) of the Sale and Servicing  Agreement in respect of the proper  operation,  management and  maintenance  of such REO Property or (ii) payable or  reimbursable  to the  Servicer  pursuant to Section  3.23(d) of the Sale and
Servicing  Agreement  for unpaid  Servicing  Fees in respect of the related  Mortgage  Loan and  unreimbursed  Servicing  Advances  and
Advances in respect of such REO  Property  or the  related  Mortgage  Loan,  over (b) the REO  Imputed  Interest in respect of such REO
Property for such calendar month.

                  "REO  Property":  A  Mortgaged  Property  acquired  by the  Servicer on behalf of the Trust  through  foreclosure  or deed-in-lieu of foreclosure, as described in Section 3.23 of the Sale and Servicing Agreement.

                  "Reportable Event":  As defined in Section 4.02(a)(ii) of the Sale and Servicing Agreement.

                  "Request for Release":  A release  signed by a Servicing  Officer,  in the form of Exhibit C attached to the Sale and
Servicing Agreement.

                  "Required  Overcollateralization  Amount": With respect to any Payment Date, (i) prior to the Stepdown Date, 4.75% of the aggregate  Stated  Principal  Balance of the Original  Mortgage  Loans as of the Cut-off  Date,  (ii) on or after the Stepdown Date provided a Trigger Event is not in effect,  the greater of (1) the lesser of (A) 4.75% of the  aggregate  Stated  Principal  Balance of the Original  Mortgage Loans as of the Cut-off Date and (B) 9.50% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as
of the last day of the related Due Period (after  giving  effect to scheduled  payments of principal due during the related Due Period, to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period) and (2)
the  Overcollateralization  Floor  and  (iii)  on  or  after  the  Stepdown  Date  if a  Trigger  Event  is  in  effect,  the  Required
Overcollateralization  Amount for the  immediately  preceding  Payment Date.  Notwithstanding  the foregoing,  on and after any Payment
Date  following the reduction of the aggregate Note Balance of the Notes to zero,  the Required  Overcollateralization  Amount shall be zero.

                   "Reserve  Interest Rate":  With respect to any Interest  Determination  Date, the rate per annum that the Securities
Administrator  determines to be either (i) the arithmetic  mean (rounded  upwards if necessary to the nearest whole multiple of 1/16 of
1%) of the  one-month  United  States  dollar  lending rates which banks in The City of New York selected by the Sponsor are quoting on the relevant  Interest  Determination  Date to the principal  London offices of leading banks in the London interbank market or (ii) in the event that the Securities  Administrator  can determine no such  arithmetic  mean, in the case of any Interest  Determination  Date after the initial  Interest  Determination  Date,  the lowest  one-month  United States  dollar  lending rate which such New York banks selected by the Sponsor are quoting on such Interest Determination Date to leading European banks.

                   "Residential Dwelling":  Any one of the following:  (i) an attached,  detached or semi-detached one-family dwelling,
(ii) an attached,  detached or semi-detached  two-to four-family  dwelling,  (iii) a one-family  dwelling unit in a Fannie Mae eligible condominium project, (iv) an attached,  detached or semi-detached  one-family dwelling in a planned unit development,  none of which is a co-operative,  mobile home (as defined in 42 United States Code,  Section  5402(6)) or  manufactured  home (other than a manufactured home which is considered to be real property under the laws of state in which such property is located).

                  "Responsible  Officer":  When used with respect to the Indenture Trustee,  the Owner Trustee,  the Master Servicer or
the  Securities  Administrator,  any vice  president,  any assistant  vice  president,  the  Secretary,  any assistant  secretary,  the
Treasurer,  any assistant  treasurer,  the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller,  in each case, with direct  responsibility for the transactions  contemplated hereby and, with respect to a particular  matter,  to whom such matter is referred  because of such  officer's  knowledge of and  familiarity  with the  particular subject.

                  "Reuters  Screen LIBOR01 Page":  The display page currently so designated on the Reuters  Monitor Money Rates Service
(or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "S&P":  Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,  Inc.,  or its successor in interest.

                  "Sale and Servicing Agreement":  The Sale and Servicing Agreement dated as of July 12, 2007, among the Depositor, the
Servicer, the Master Servicer, the Securities Administrator, the Issuing Entity and the Indenture Trustee.

                  "Sarbanes-Oxley  Act": The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations of the Commission  promulgated thereunder (including any published interpretations thereof by the Commission's staff).

                  "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities  Administrator":  Wells Fargo Bank, N.A., a national banking  association or any successor thereto or any successor hereunder.

                   "Seller":  NIC WL II LLC, and its  successors  and  assigns,  in its  capacity as seller  under the  Assignment  and
Recognition Agreement.

                  "Senior Credit Enhancement Percentage":  For any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of (x) the aggregate Note Balance of the Subordinate Notes and (y) the  Overcollateralization  Amount, in each case after  taking into  account  payments of the  Principal  Distribution  Amount to the Holders of the Notes then  entitled to payments of principal  on such  Payment  Date and the  denominator  of which is the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans,
calculated as of the last day of the related Due Period and after giving effect to unscheduled  payments of principal  received  during the related Prepayment Period.

                  "Senior Notes":   The Class A Notes.

                  "Senior  Principal  Distribution  Amount":  With respect to any Payment Date, the sum of the Group 1 Senior Principal
Distribution Amount and the Group 2 Senior Principal Distribution Amount for such Payment Date.

                   "Servicer":  Nationstar  Mortgage  LLC, or any  successor  servicer  appointed as provided in the Sale and Servicing
Agreement, in its capacity as Servicer under the Sale and Servicing Agreement.

                  "Servicer  Event of  Termination":  One or more of the events  described  in Section  6.01 of the Sale and  Servicing
Agreement.

                  "Servicer  Remittance  Date":  With  respect to any Payment  Date,  the 18th day of the  calendar  month in which the
Payment Date occurs or, if such 18th day is not a Business Day, the Business Day preceding such 18th day.

                  "Servicing Advance Reimbursement Amount": As defined in Section 3.29 of the Sale and Servicing Agreement.

                  "Servicing Advances":  The reasonable  "out-of-pocket" costs and expenses incurred by the Servicer in connection with a default,  delinquency or other unanticipated event by the Servicer in the performance of its servicing  obligations,  including,  but not  limited to, the cost of (i) the  preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii) any  enforcement  or judicial  proceedings,  including but not limited to  foreclosures,  in respect of a particular  Mortgage  Loan,  (iii) the  management
(including  reasonable  fees in connection  therewith) and  liquidation of any REO Property and (iv) the performance of its obligations under  Section 3.01,  Section 3.09,  Section  3.14,  Section 3.16 and Section 3.23 of the Sale and  Servicing  Agreement.  The Servicer
shall not be required to make any Nonrecoverable Advances.

                  "Servicing  Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to the Servicing Fee
Rate  accrued  for such month (or in the event of any  Principal  Prepayment  in full made by the  Mortgagor  during  such  month,  the
Servicing Fee Rate accrued for the number of days covered by the payment of interest  accompanying  the Principal  Prepayment in full), on the same  principal  amount on which  interest on such Mortgage Loan accrues for such month.  A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

                  "Servicing Fee Rate": 0.50% per annum.

                  "Servicing Function Participant":  Any Sub-Servicer,  Subcontractor or any other Person, other than the Servicer, the
Master Servicer,  the Indenture  Trustee,  the Custodian and the Securities  Administrator,  that is determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, without regard to any threshold referenced therein.

                   "Servicing  Officer":  Any officer of the Servicer involved in, or responsible for, the administration and servicing of  Mortgage  Loans,  whose name and  specimen  signature  appear on a list of  servicing  officers  furnished  by the  Servicer to the
Indenture Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Servicing Standard": Shall mean the standards set forth in Section 3.01 of the Sale and Servicing Agreement.

                  "Servicing  Transfer  Costs":  Shall mean all  reasonable  costs and  expenses  incurred  by the Master  Servicer  in connection  with the transfer of servicing  from a  predecessor  servicer,  including,  without  limitation,  any  reasonable  costs or expenses  associated with the complete transfer of all servicing data and the completion,  correction or manipulation of such servicing data as may be required by the Master  Servicer to correct any errors or  insufficiencies  in the servicing data or otherwise to enable the Master Servicer (or any successor servicer  appointed pursuant to Section 6.02 of the Sale and Servicing  Agreement) to service the
Mortgage Loans properly and effectively and any fees associated with MERS.

                  "Significance  Estimate": With respect to any Payment Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable  goodfaith estimate by the Depositor or its affiliate of the aggregate Maximum Probable
Exposure of the outstanding Notes to the Interest Rate Swap Agreement and the Interest Rate Cap Agreement.

                  "Significance Percentage": With respect to any Payment Date, and in accordance with Item 1115 of Regulation AB, shall be a percentage equal to the Significance  Estimate divided by the aggregate  outstanding  Principal Balance of the Notes, prior to the distribution of the Principal Distribution Amount on such Payment Date.

                  "60+ Delinquency  Percentage (Rolling Three Month)":  With respect to any Payment Date, the average of the percentage equivalents of the fractions  determined  for each of the three  immediately  preceding Due Periods,  the numerator of each of which is equal to the Delinquency  Amount for such Due Period,  and the denominator of each of which is the aggregate Stated  Principal  Balance of the Mortgage Loans as of the end of such Due Period.

                  "Sponsor":  Newcastle Investment Corp., a Maryland corporation.

                  "Stated  Principal  Balance":  With respect to any Mortgage Loan: (a) as of any date of  determination  up to but not including  the Payment Date on which the  proceeds,  if any, of a  Liquidation  Event with respect to such Mortgage Loan would be paid, the outstanding  principal  balance of such Mortgage Loan as of the Cut-off Date as shown in the Mortgage Loan Schedule,  minus the sum of (i) the principal  portion of each Monthly  Payment due on a Due Date subsequent to the Cut-off Date to the extent received from the
Mortgagor  or advanced by the  Servicer and paid  pursuant to Section  3.05 of the  Indenture on or before such date of  determination,
(ii) all  Principal  Prepayments  received  after the Cut-off Date to the extent paid  pursuant to Section 3.05 of the  Indenture on or before such date of determination,  (iii) all Liquidation  Proceeds and Insurance  Proceeds to the extent paid pursuant to Section 3.05 of the Indenture on or before such date of  determination,  and (iv) any Realized  Loss incurred with respect  thereto as a result of a
Deficient  Valuation made during or prior to the Due Period for the most recent Payment Date  coinciding with or preceding such date of determination;  and (b) as of any date of  determination  coinciding  with or subsequent to the Payment Date on which the proceeds,  if any, of a Liquidation  Event with respect to such Mortgage Loan would be paid,  zero.  With respect to any REO Property:  (a) as of any date of  determination up to but not including the Payment Date on which the proceeds,  if any, of a Liquidation  Event with respect to such REO Property would be paid, an amount (not less than zero) equal to the Stated  Principal  Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust,  minus the aggregate  amount of REO Principal  Amortization in respect of such REO  Property  for all  previously  ended  calendar  months,  to the extent  paid  pursuant  to Section  3.05 of the
Indenture  on or before such date of  determination;  and (b) as of any date of  determination  coinciding  with or  subsequent  to the
Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be paid, zero.

                   "Statutory  Trust  Statute":  Chapter 38 of Title 12 of the Delaware  Code, 12 Del. Code §§3801 et seq., as the same may be amended from time to time.

                  "Stepdown  Date":  The earlier to occur of (i) the Payment  Date on which the  aggregate  Note Balance of the Class A
Notes has been  reduced to zero and (ii) the later to occur of (a) the Payment Date  occurring  in July 2010 and (b) the first  Payment
Date on which the Senior  Credit  Enhancement  Percentage  (calculated  for this purpose  only after  taking into  account  payments of principal on the Mortgage  Loans but prior to any payment of the Principal  Distribution  Amount on the Notes then entitled to payments of principal on such Payment Date) is equal to or greater than 53.00%.

                  "Subordinate  Note":  Any Class M-1 Note,  Class M-2 Note,  Class M-3 Note, Class M-4 Note, Class M-5 Note, Class M-6
Note, Class M-7-A Note, Class M-7-B, Class M-8-A Note, Class M-8-B, Class M-9 Note or Class M-10 Note.

                   "Sub-Servicer":  Any Person with which the Servicer has entered into a  Sub-Servicing  Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02 of the Sale and Servicing Agreement.

                  "Sub-Servicing  Account":  An account established by a Sub-Servicer which meets the requirements set forth in Section
3.08 of the Sale and Servicing Agreement and is otherwise acceptable to the Servicer.

                  "Sub-Servicing  Agreement":  The written contract  between the Servicer and a Sub-Servicer  relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Sale and Servicing Agreement.

                  "Subsequent  Recoveries":  As of any Payment Date, unanticipated amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.11 of the Sale and Servicing  Agreement)  specifically  related to a Mortgage
Loan that was the subject of a liquidation or an REO  Disposition  prior to the related  Prepayment  Period that resulted in a Realized
Loss.

                  "Substitution Adjustment": As defined in Section 2.03(c) of the Sale and Servicing Agreement.

                  "Successor Servicer": As defined in Section 6.02 of the Sale and Servicing Agreement.

                  "Successor Master Servicer": As defined in Section 6.06 of the Sale and Servicing Agreement.

                   "Swap Account":  The account or accounts  created and maintained  pursuant to Section 4.03 of the Sale and Servicing
Agreement.  The Swap Account must be an Eligible Account.

                  "Swap Credit Support Annex":  The credit support annex,  dated as of July 12, 2007, between the Swap Provider and the
Trust, which is annexed to and forms part of the Interest Rate Swap Agreement.

                  "Swap  Expense Fee Rate":  With respect to each Payment  Date, a per annum rate,  equal to the product of (x) the sum of (i) any Net Swap Payment owed to the Swap  Provider  for that  Payment Date and (ii) any Swap  Termination  Payment for that Payment
Date (other than any Swap Termination  Payment  resulting from a Swap Provider  Trigger Event) payable by the Securities  Administrator on behalf of the trust, and (y) 12 divided by the aggregate  Stated Principal  Balance of the Mortgage Loans as of the first day of the related Due  Period,  adjusted to reflect  unscheduled  payments of  principal  received  thereon  after such date and  included in the
Principal Distribution Amount on the immediately preceding Payment Date.

                  "Swap LIBOR":  A per annum rate equal to the floating rate payable by the Swap Provider  under the Interest Rate Swap
Agreement.

                  "Swap  Provider":  The swap provider under the Interest Rate Swap  Agreement.  Initially,  the Swap Provider shall be
Bear Stearns Financial Products Inc.

                  "Swap Provider Trigger Event":  A Swap Termination  Payment that is triggered upon: (i) an Event of Default under the
Interest  Rate Swap  Agreement  with  respect to which the Swap  Provider is a Defaulting  Party (as defined in the Interest  Rate Swap
Agreement),  (ii) a Termination  Event (as defined in the Interest Rate Swap  Agreement) with respect to which the Swap Provider is the sole Affected  Party (as defined in the Interest  Rate Swap  Agreement)  or (iii) an  Additional  Termination  Event (as defined in the
Interest Rate Swap Agreement) with respect to which the Swap Provider is the sole Affected Party.

                  "Swap  Termination  Payment":  The payment due to either party under the Interest Rate Swap  Agreement upon the early termination of the Interest Rate Swap Agreement.

                  "Trigger  Event":  A Trigger  Event is in  effect  with  respect  to any  Payment  Date if a  Delinquency  Event or a
Cumulative Loss Trigger Event exists.

                  "Trust": The Newcastle Mortgage Securities Trust 2007-1 to be created pursuant to the Trust Agreement.

                  "Trust Agreement":  The Trust Agreement,  dated July 11, 2007, among the Owner Trustee, the Sponsor and the Depositor together  with the Amended and Restated  Trust  Agreement  dated as of July 12, 2007,  among the Owner  Trustee,  the Depositor and the
Securities Administrator, relating to the Trust.

                  "Trust Estate": The meaning specified in the Granting Clause of the Indenture.

                  "Trust  Indenture Act" or "TIA":  The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

                  "UCC": The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "Underwriter": Bear Stearns & Co. Inc., or its successors.

                  "Uninsured Cause":  Any cause of damage to a Mortgaged  Property such that the complete  restoration of such property is not fully  reimbursable  by the hazard  insurance  policies  required  to be  maintained  pursuant  to Section  3.14 of the Sale and
Servicing Agreement.

                  "Value":  With respect to any Mortgaged  Property,  the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a qualified  appraiser,  duly appointed by the Originator,  who had no interest,  direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose  compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfied the  requirements  of the  Financial  Institutions  Reform,  Recovery,  and  Enforcement  Act of 1989 and the  regulations  promulgated thereunder,  all as in effect on the date the Mortgage Loan was originated,  and (ii) the purchase price paid for the related Mortgaged
Property by the Mortgagor with the proceeds of the Mortgage Loan,  provided,  however,  in the case of a Refinanced Mortgage Loan, such value of the Mortgaged  Property is based solely upon the value  determined by an appraisal made for the originator of such  Refinanced
Mortgage Loan at the time of origination of such refinanced Mortgage Loan by an appraiser a qualified appraiser,  duly appointed by the
Originator,  who had no interest,  direct or indirect in the Mortgaged Property or in any loan made on the security thereof,  and whose compensation  is not affected by the approval or  disapproval  of the Mortgage Loan, and the appraisal and appraiser both satisfied the requirements of the Financial Institutions Reform,  Recovery, and Enforcement Act of 1989 and the regulations  promulgated  thereunder.